UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADTRAN, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2020 ANNUAL MEETING

AND

PROXY STATEMENT

Corporate Office	U.S. Mail	Toll-Free: 1 800 9ADTRAN
901 Explorer Blvd.	P.O. Box 140000	Telephone: 256 963.8000
Huntsville, AL 35806	Huntsville, AL 35814-4000	http://www.adtran.com

April 2, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of ADTRAN, Inc. to be held at ADTRAN’s headquarters at 901 Explorer Boulevard, Huntsville, Alabama, on Wednesday, May 13, 2020, at 10:30 a.m., local time. The meeting will be held in the East Tower on the second floor. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we also will report on ADTRAN’s operations during the past year and our plans for the future.

We have elected to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

Your vote, whether in attendance on May 13, 2020 or by proxy, is important. Please review the instructions on each of your voting options described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and the Notice of Internet Availability of Proxy Materials you received in the mail. For those of you who are able to join us in Huntsville, Alabama, there will be an opportunity for you to meet with management, the Board of Directors and your fellow stockholders and, importantly, vote your shares. If you are unable to join us in person, I urge you to vote as soon as possible.

Sincerely,

THOMAS R. STANTON
Chairman of the Board

ADTRAN, INC.

901 EXPLORER BOULEVARD

HUNTSVILLE, ALABAMA 35806

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, MAY 13, 2020

NOTICE HEREBY IS GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of ADTRAN, Inc. (the “Company”) will be held at the Company’s headquarters at 901 Explorer Boulevard, Huntsville, Alabama*, on the second floor of the East Tower, on Wednesday, May 13, 2020, at 10:30 a.m., local time, for the purposes of considering and voting upon:

1.	A proposal to elect six directors to serve until the 2021 Annual Meeting of Stockholders;

2.	A proposal to approve the adoption of the ADTRAN, Inc. 2020 Employee Stock Incentive Plan;

3.	A proposal to approve the adoption of the ADTRAN, Inc. 2020 Directors Stock Plan;

4.

An advisory proposal with respect to the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative in the attached Proxy Statement;

5.	A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of ADTRAN, Inc. for the fiscal year ending December 31, 2020; and

6.

Such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

The Board of Directors recommends that you vote FOR each of the six director nominees; FOR the adoption of the ADTRAN, Inc. 2020 Employee Stock Incentive Plan; FOR the adoption of the ADTRAN, Inc. 2020 Directors Stock Plan; FOR the approval on an advisory basis of the compensation of the Company’s named executive officers; and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The Annual Meeting may be adjourned from time to time without notice other than announcement at the meeting or at adjournments thereof, and any business for which notice is hereby given may be transacted at any such adjournment.

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on March 16, 2020, are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

Whether or not you plan to attend the Annual Meeting, we urge you to review these materials carefully, which are available at https://materials.proxyvote.com/00738A. We also encourage you to vote by (i) following the instructions on the notice that you received from your broker, bank or other nominee if your shares are held beneficially in “street name” or (ii) one of the following means if your shares are registered directly in your name with the Company’s transfer agent:

•

By Internet: Go to the website www.proxyvote.com and follow the instructions. You will need the control number included on your Notice of Internet Availability of Proxy Materials to obtain your records and vote by Internet.

•

By Telephone: From a touch-tone telephone, dial toll-free 1-800-690-6903 and follow the recorded instructions. You will need the control number included on your Notice of Internet Availability of Proxy Materials in order to vote by telephone.

•

By Mail: You may request a hard copy of the proxy materials, including a proxy card, by following the instructions on your Notice of Internet Availability of Proxy Materials. If you request and receive a proxy card, please mark your selections on the proxy card, date and sign your name exactly as it appears on the proxy card and mail the proxy card in the pre-paid envelope that will be provided to you. Mailed proxy cards must be received no later than May 12, 2020 in order to be counted for the annual meeting.

By order of the Board of Directors,

MICHAEL K. FOLIANO
Senior Vice President of Finance, Chief Financial Officer and Corporate Secretary

*

We intend to hold our Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event that it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor our website at https://investors.adtran.com for updated information. As always, we encourage you to vote your shares prior to the Annual Meeting.

Huntsville, Alabama

April 2, 2020

i

ii

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, MAY 13, 2020

This Proxy Statement, along with the accompanying Notice of Annual Meeting of Stockholders, contains information about the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of ADTRAN, Inc. (the “Company”), including any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held at the Company’s headquarters at 901 Explorer Boulevard, Huntsville, Alabama*, on the second floor of the East Tower, on Wednesday, May 13, 2020 at 10:30 a.m., local time.

We are providing this Proxy Statement to the stockholders of ADTRAN, Inc. in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting and at any adjournments of that meeting.

On or about April 2, 2020, we began sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote in advance of or at the Annual Meeting. We encourage all of our stockholders to vote at the Annual Meeting, and we hope the information contained in this document will help you decide how you wish to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 13, 2020:

This Notice, the Proxy Statement and the 2019 Annual Report to Stockholders of ADTRAN, Inc. are

available free of charge to view, print and download at https://materials.proxyvote.com/00738A.

Additionally, you can find a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including financial statements and schedules thereto, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of our website at https://investors.adtran.com. You may also obtain a printed copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including financial statements and schedules thereto, free of charge, from us by sending a written request to: ADTRAN, Inc., 901 Explorer Boulevard, Huntsville, Alabama 35806, Attn: Corporate Secretary. Exhibits will be provided upon written request.

*

We intend to hold our Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event that it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor our website at https://investors.adtran.com for updated information. As always, we encourage you to vote your shares prior to the Annual Meeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why is the Company soliciting my proxy?

The Board of Directors of the Company (the “Board”) is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders to be held at the Company’s headquarters at 901 Explorer Boulevard, Huntsville, Alabama, on the second floor of the East Tower, on Wednesday, May 13, 2020 at 10:30 a.m., local time, and any adjournments of the meeting, which we refer to as the “Annual Meeting.” This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including this Proxy Statement and our 2019 Annual Report to Stockholders, by providing access to such documents on the Internet. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, commencing on or about April 2, 2020, a Notice was sent to our stockholders which instructs you on how to access and review the proxy materials on the Internet. The Notice also instructs you on how to submit your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, please follow the instructions for requesting such materials in the Notice.

Why am I receiving these materials?

Our Board is providing these proxy materials to you on the Internet or, upon your request, will deliver printed versions of these materials to you by mail, in connection with the Annual Meeting, which will take place on May 13, 2020. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

What is included in these materials?

These proxy materials include:

•	our Proxy Statement for the Annual Meeting; and

•	our 2019 Annual Report to Stockholders.

If you request printed versions of these materials by mail, these materials will also include the proxy card for the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

At the Annual Meeting, we will ask you to:

Proposal 1:	Elect six directors to serve until the 2021 Annual Meeting of Stockholders;

Proposal 2:	Approve the adoption of the ADTRAN, Inc. 2020 Employee Stock Incentive Plan (the “2020 Employee Stock Plan”);

Proposal 3:	Approve the adoption of the ADTRAN, Inc. 2020 Directors Stock Plan (the “2020 Directors Stock Plan”);

Proposal 4	Approve on an advisory basis the compensation of our named executive officers (“NEOs”), as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative in this Proxy Statement; and

Proposal 5:	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

What is the Board’s voting recommendation?

The Board recommends that you vote your shares FOR the election of each of the six director nominees set forth in this Proxy Statement; FOR the adoption of the 2020 Employee Stock Plan; FOR the adoption of the 2020 Directors Stock Plan; FOR the approval, on an advisory basis, of the compensation of our NEOs, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative in this Proxy Statement; and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Unless instructed to the contrary, the shares represented by the proxies at the Annual Meeting will be voted FOR all of the listed nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

What shares owned by me can be voted?

All shares owned by you as of the close of business on March 16, 2020 (the “Record Date”) may be voted. You may cast one vote per share of common stock that you held on the Record Date. These include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stock broker, bank or other nominee. At the close of business on the Record Date, there were 48,083,867 shares of our common stock outstanding. Each stockholder is entitled to one vote in person or by proxy for each share of common stock held on all matters properly to come before the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of the Company’s stockholders hold their shares through a stock broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially through a nominee.

Stockholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the Notice is being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the persons named as proxy holders, Thomas R. Stanton, the Company’s Chief Executive Officer and Chairman of the Board, and Michael K. Foliano, the Company’s Senior Vice President of Finance, Chief Financial Officer and Corporate Secretary, or to vote in person at the Annual Meeting. If you request printed copies of the proxy materials, the Company will provide a proxy card for you to use. You may also vote on the Internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and a notice is being sent to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you are invited to attend the Annual Meeting. You also have the right to direct your broker on how to vote these shares. The Notice that you receive from your broker or nominee should include instructions for you to direct your broker or nominee how to vote your shares. You may also vote by Internet or by telephone, as described below under “How can I vote my shares without attending the Annual Meeting?” However, shares held in “street name” may be voted in person by you only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

How can I vote my shares in person at the Annual Meeting?

Shares held directly in your name as the stockholder of record or shares held beneficially in “street name” may be voted in person at the Annual Meeting. If you choose to vote your shares in person at the Annual Meeting and you are the stockholder of record, please bring proof of identification. If you hold your shares in “street name,” please bring proof of ownership of the Company’s common stock on the Record Date, such as the Notice, legal proxy or voting instruction form provided by your broker, bank or other nominee, as well as proof of identification and a signed proxy from the broker, bank or other nominee. Even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

We intend to hold our Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event that it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor our website at https://investors.adtran.com for updated information.

How can I vote my shares without attending the Annual Meeting?

Whether you hold your shares directly as the stockholder of record or beneficially in “street name,” you may direct your vote by proxy without attending the Annual Meeting. If you are the stockholder of record, you can vote by proxy by one of the following means:

•	By Internet: Go to the website www.proxyvote.com and follow the instructions. You will need the control number included on your Notice to obtain your records and vote by Internet.

•	By Telephone: From a touch-tone telephone, dial toll-free 1-800-690-6903 and follow the recorded instructions. You will need the control number included on your Notice in order to vote by telephone.

•

By Mail: You may request a hard copy of the proxy materials, including a proxy card, by following the instructions on your Notice. If you request and receive a proxy card, please mark your selections on the proxy card, date and sign your name exactly as it appears on the proxy card and mail the proxy card in the pre-paid envelope that will be provided to you. Mailed proxy cards must be received no later than May 12, 2020 in order to be counted for the Annual Meeting.

If you hold your shares beneficially in “street name,” please follow the instructions provided in the notice from your broker, or, if you request printed copies of proxy materials, on the proxy card or voting instruction form. We urge you to review the proxy materials carefully before you vote. These materials are available at https://materials.proxyvote.com/00738A.

Can I revoke my proxy or change my vote?

You may revoke your proxy or change your voting instructions prior to the vote at the Annual Meeting. You may enter a new vote by using the Internet or the telephone or by mailing a new proxy card or new voting instruction form bearing a later date (which will automatically revoke your earlier voting instructions), which new vote must be received by 11:59 p.m., Central Time, on May 12, 2020. You may also enter a new vote by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request.

What is the voting requirement to approve each of the proposals?

Proposal 1, Election of Directors: Under the Company’s Bylaws, in order for a director nominee to be elected to the Board of Directors by the Company’s stockholders, he or she must receive an affirmative vote of a majority of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting. This means that a director nominee will be elected to the Board of Directors at the Annual Meeting if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election at the meeting, with abstentions not counting as votes “for” or “against.” If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the election of directors. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

Proposal 2, Approval of the 2020 Employee Stock Incentive Plan: Under Delaware law, in order to be approved, this proposal requires an affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting. This means that abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and, therefore, will have the same legal effect as voting against the proposal. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the approval of the adoption of the 2020 Employee Stock Plan. Broker non-votes will not be taken into account in determining the outcome of the approval of the 2020 Employee Stock Plan.

Proposal 3, Approval of the 2020 Directors Stock Plan: Under Delaware law, in order to be approved, this proposal requires an affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting. This means that abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and, therefore, will have the same legal effect as voting against the proposal. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the approval of the adoption of the 2020 Directors Stock Plan. Broker non-votes will not be taken into account in determining the outcome of the approval of the 2020 Directors Stock Plan.

Proposal 4, Advisory Vote on Executive Compensation: Our Board of Directors is seeking a non-binding advisory vote regarding the compensation of our NEOs, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures contained in this Proxy Statement. Under Delaware law, in order to be approved, this proposal requires an affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting. This means that abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and, therefore, will have the same legal effect as voting against the proposal. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the advisory vote on executive compensation. Broker non-votes will not be taken into account in determining the outcome of the advisory vote on executive compensation. This vote is advisory and non-binding in nature, but our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Proposal 5, Ratification of Appointment of Independent Registered Public Accounting Firm: Under Delaware law, in order to be approved, this proposal requires an affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting. This means that abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and, therefore, will have the same legal effect as voting against the proposal. The outcome of this proposal is advisory in nature and is non-binding.

What is the effect of abstentions and broker non-votes?

A stockholder may abstain with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Abstentions will not affect the outcome of the election of directors (Proposal 1), but will count as votes “against” the approval of the 2020 Employee Stock Plan (Proposal 2), the approval of the 2020 Directors Stock Plan (Proposal 3), the non-binding advisory vote on executive compensation (Proposal 4) and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 5).

If you hold your shares in “street name” and do not direct your broker or other nominee as to how you want your shares to be voted in the election of directors (Proposal 1), the approval of the 2020 Employee Stock Plan (Proposal 2), the approval of the 2020 Directors Stock Plan (Proposal 3) or the non-binding advisory vote on the compensation of our NEOs (Proposal 4), your broker or other nominee is not permitted to vote those shares on your behalf on such proposal (resulting in a “broker non-vote” for each proposal for which your broker or other nominee does not vote your shares). Accordingly, if you hold your shares in “street name,” it is critical that you vote if you want your votes counted in the election of directors (Proposal 1), the approval of the 2020 Employee Stock Plan (Proposal 2), the approval of the 2020 Directors Stock Plan (Proposal 3) and the non-binding advisory vote on the compensation of our NEOs (Proposal 4).

Broker non-votes are counted for general quorum purposes but are not entitled to vote with respect to any matter for which a broker does not have discretionary authority to vote. Because your broker or other nominee has discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 5), broker non-votes are not expected to result from this proposal.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

It means your shares are registered differently or are held in more than one account. For each Notice you receive, please submit your vote for each control number you have been assigned. If you request and receive paper copies of proxy materials, please provide voting instructions for all proxy cards and voting instruction forms you receive.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What happens if additional proposals are presented at the Annual Meeting?

Other than the five proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Thomas R. Stanton, the Company’s Chief Executive Officer and Chairman of the Board, and Michael K. Foliano, the Company’s Senior Vice President of Finance, Chief Financial Officer and Corporate Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any one or more of the Company’s nominees for director is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

What is the quorum requirement for the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to vote or act at the meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present or if we decide that more time is necessary for the solicitation of proxies, we may adjourn the Annual Meeting. We may do this with or without a stockholder vote. Alternatively, if the stockholders vote to adjourn the Annual Meeting in accordance with the Company’s Bylaws, the named proxies will vote all shares of common stock for which they have voting authority in favor of adjournment.

Who will bear the cost of soliciting proxies for the Annual Meeting?

The Company will pay the entire cost of soliciting proxies for the Annual Meeting, including the distribution of proxy materials. We have hired Georgeson Inc. to assist in the solicitation of proxies from stockholders at a fee of approximately $9,500 plus reasonable out-of-pocket expenses. We will request brokers or nominees to forward this Proxy Statement to their customers and principals and will reimburse them for expenses so incurred. If deemed necessary, we may also use our officers and regular employees, without additional compensation, to solicit proxies personally or by telephone.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 16, 2020, by (1) each of our directors and director emeritus, (2) each of our executive officers named in the Summary Compensation Table in this Proxy Statement and (3) all of our directors and executive officers as a group, based in each case on information furnished to us by these persons. We believe that each of the named individuals and each director and executive officer included in the group has sole voting and investment power with regard to the shares shown except as otherwise noted.

Name and Relationship to Company	Number of Shares of Common Stock (1)	Percent of Class (2)
Thomas R. Stanton Chairman of the Board, Chief Executive Officer and Director	603,977	1.26%
Michael K. Foliano Senior Vice President of Finance, Chief Financial Officer and Corporate Secretary	125,143	*
Eduard Scheiterer Senior Vice President of Research and Development	54,343	*
Jeffrey F. McInnis Senior Vice President of Subscriber Solutions & Experience	1,304	*
James D. Wilson, Jr. Chief Revenue Officer	110,543	*
Roger D. Shannon Former Vice President of Treasury and Corporate Development	29,910	*
H. Fenwick Huss Lead Director	36,755	*
Gregory J. McCray Director	15,904	*
Anthony J. Melone Director	19,652	*
Balan Nair Director	49,755	*
Roy J. Nichols Director Emeritus	48,215	*
Jacqueline H. Rice Director	19,651	*
Kathryn A. Walker Director	27,818	*
All directors, director emeritus and executive officers as a group (17 persons)	1,212,272	2.52%

*	Represents beneficial ownership of less than 1% of the shares of common stock.
(1)

Beneficial ownership as reported in the table has been determined in accordance with applicable Securities and Exchange Commission (“SEC”) regulations and includes shares of our common stock that may be issued upon the exercise of stock options that are exercisable within 60 days of March 16, 2020 as follows: Mr. Stanton – 485,737 shares; Mr. Foliano – 118,275 shares; Mr. Scheiterer – 48,430 shares; Mr. Wilson – 102,826 shares; Mr. Shannon – 22,500 shares; and all directors and executive officers as a group – 823,368 shares. The shares included in the table above do not include shares of our common stock that may be issued upon distribution of stock awards that were deferred pursuant to the Company’s nonqualified deferred compensation plans (collectively, the “Deferred Compensation Plan”), which the individual becomes entitled to upon separation of service from the Company, but which shares are actually payable on the first day of the month following the six month anniversary of the participant’s separation from service, as follows: Mr. Stanton – 96,196 shares; Mr. Wilson – 16,171 shares; Mr. Foliano – 17,821 shares; and all directors and executive officers as a group – 130,188 shares.

Additionally, pursuant to the terms of the ADTRAN, Inc. 2010 Directors Stock Plan, as amended, the unvested shares of restricted stock awarded to our directors do not entitle the holder to exercise any voting or other stockholder rights with respect to such shares. Accordingly, the shares included in the table above do not include 9,156 shares of restricted stock awarded to each of Dr. Huss, Mr. McCray, Mr. Melone, Mr. Nair, Mr. Nichols, Ms. Rice and Ms. Walker, which do not vest within 60 days of March 16, 2020. Pursuant to SEC regulations, all shares not currently outstanding that are subject to options exercisable within 60 days or to which an officer or director may become entitled upon vesting of RSUs within 60 days are deemed to be outstanding for the purpose of computing “Percent of Class” held by the holder thereof but are not deemed to be outstanding for the purpose of computing the “Percent of Class” held by any other stockholder.

The shares shown include: as to Mr. Wilson, 3,920 shares held by the Company’s 401(k) plan; as to Mr. Foliano, 236 shares held by the Company’s 401(k) plan; as to Mr. Nichols, 48,215 shares held in two trusts (Mr. Nichols disclaims beneficial ownership as to 9,917 shares owned by one of the trusts); as to Ms. Rice, 19,651 shares held in a trust; and as to all directors and executive officers as a group, 4,156 shares held in Company 401(k) plan accounts and 67,866 shares held by trusts for which an executive officer or director is a beneficiary or trustee.

(2)	Percentage of ownership is based on 48,083,867 shares of Company common stock outstanding as of March 16, 2020.

The following table sets forth information regarding the beneficial ownership of our common stock as of the date indicated for each person, other than the officers or directors of ADTRAN, known to us to be the beneficial owner of more than 5% of our outstanding common stock.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percent of Class
BlackRock, Inc. (1) 55 East 52nd Street New York, NY 10055	7,773,058	16.30%
The Vanguard Group (2) 100 Vanguard Blvd Malvern, PA 19355	5,199,908	10.87%
Dimensional Fund Advisors LP (3) Building One 6300 Bee Cave Road Austin, TX 78746	3,565,669	7.46%
Victory Capital Management Inc. (4) 4900 Tiedman Road, 4th Floor Brooklyn, OH 44144	3,133,360	6.55%
Renaissance Technologies LLC (5) 800 Third Avenue New York, NY 10022	2,451,428	5.13%

(1)

The amount shown and the following information are derived from an amended Schedule 13G filed by BlackRock, Inc. on February 4, 2020, reporting beneficial ownership as of December 31, 2019. According to the Schedule 13G, BlackRock, Inc. has sole voting power over 7,644,190 shares and sole dispositive power as to all of the shares. The Schedule 13G indicates various persons have the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of the shares; however, no one person’s beneficial interest in the shares is more than 5% of the total shares, except BlackRock Fund Advisors.

(2)

The amount shown and the following information are derived from an amended Schedule 13G filed by The Vanguard Group on February 12, 2020, reporting beneficial ownership as of December 31, 2019. According to the Schedule 13G, the Vanguard Group, a registered investment adviser, has sole voting power over 45,036 shares, shared voting power over 24,523 shares, sole dispositive power over 5,134,726 shares, and shared dispositive power over 65,182 shares.

(3)

The amount shown and the following information are derived from an amended Schedule 13G filed by Dimensional Fund Advisors LP on February 12, 2020, reporting beneficial ownership as of December 31, 2019. According to the Schedule 13G, Dimensional Fund Advisors LP has sole voting power over 3,332,051 shares and sole dispositive power as to all of the shares. The Schedule 13G indicates various funds for which Dimensional Fund Advisors LP acts as an investment advisor have the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of the shares; however, to the knowledge of Dimensional Fund Advisors LP or its subsidiaries, no one fund’s interest in the shares is more than five percent (5%) of the total shares.

(4)

The amount shown and the following information are derived from an amended Schedule 13G filed by Victory Capital Management Inc. on January 30, 2020, reporting beneficial ownership as of December 31, 2019. According to the Schedule 13G, Victory Capital Management Inc. has sole voting power over 3,089,176 shares and sole dispositive power as to all of the shares. The Schedule 13G indicates various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares; however, no one person’s beneficial interest in the shares is more than five percent (5%) of the total shares, except the Victory Sycamore Small Company Opportunity Fund, an investment company registered under the Investment Company Act of 1940, which has an interest of 5.64% of the class.

(5)

The amount shown and the following information are derived from a Schedule 13G filed by Renaissance Technologies LLC on February 12, 2020, reporting beneficial ownership as of October 14, 2019. According to the Schedule 13G, Renaissance Technologies LLC has sole voting power over 2,381,865 shares, sole dispositive power over 2,436,111 shares and shared dispositive power over 15,317 shares. The Schedule 13G indicates various persons have the right to receive dividends and proceeds from the sale of the shares; however, no one person’s beneficial interest in the shares is more than five percent (5%) of the total shares.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors

Our Board of Directors currently consists of seven members. Also, Roy J. Nichols, who was a Board member until his resignation in August 2016, currently serves as a director emeritus of ADTRAN. The Board has nominated Thomas R. Stanton, H. Fenwick Huss, Gregory J. McCray, Balan Nair, Jacqueline H. Rice and Kathryn A. Walker for election as directors at the 2020 Annual Meeting, at which time the Board will consist of six members. Each of these individuals currently serves as a director. If elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the 2021 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. There are no family relationships among the directors, director nominees or the executive officers.

Our Bylaws provide that our Board consists of a single class of directors and that the terms of office of the directors is one year from the time of their election until the next annual meeting of stockholders and until their successors are duly elected and qualified. In addition, our Bylaws provide that, in general, vacancies on our Board may be filled by a majority of directors in office, even if less than a quorum, or by a sole remaining director (and not by the stockholders). Our Bylaws provide that the exact number of directors will be fixed from time to time by our Board pursuant to a resolution adopted by a majority of the whole Board.

Our Board of Directors seeks to ensure that the Board is composed of members whose experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and the laws and stock exchange rules that govern its affairs. We have no minimum qualifications for director candidates. In general, however, our Board will review and evaluate both incumbent and potential new directors in an effort to achieve diversity of skills and experience among our directors so that our Board has an effective mix of technical, financial, operating and management experience. Our Board has adopted corporate governance principles to guide the Company and the Board on various governance matters, and these principles task the Nominating and Corporate Governance Committee of the Board with establishing criteria for the selection of potential directors, taking into account the following desired attributes:

•	Leadership

•	Independence

•	Interpersonal skills

•	Financial acumen

•	Business experiences

•	Industry knowledge

•	Diversity of viewpoints

We have a long-standing policy of keeping our Board relatively small. We also believe that our Board should be comprised predominantly of independent directors from diverse backgrounds external to the Company, but should nevertheless include the insight and judgment of our senior management. As Anthony J. Melone is not standing for re-election, after the 2020 Annual Meeting we will have a Board of six directors, five of whom are independent non-employees.

Our Board has no specific requirements regarding diversity but believes that its membership should reflect a diversity of experience, gender, race, ethnicity and age. In assessing the experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and Board to conclude that each director has the appropriate qualifications to serve as a director of the Company, the Board focused on the information discussed in each of the director nominees’ individual biographies set forth on pages 11 to 13 of this Proxy Statement. In evaluating the suitability of the director nominees for re-election, our Nominating and Corporate Governance Committee also considered the director’s past performance, including attendance at meetings and participation in and contributions to the activities of the Board and its committees, as applicable.

Voting of Proxies

Unless otherwise instructed, the proxy holders will vote proxies held by them “For” the election of Thomas R. Stanton, H. Fenwick Huss, Gregory J. McCray, Balan Nair, Jacqueline H. Rice and Kathryn A. Walker as directors for a one-year term expiring at the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Each of the nominees has consented to serve his or her term as a director if elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxies for the election of the substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

The Board of Directors unanimously recommends that the stockholders vote “For”

the election of the six nominees named above.

Information Regarding the Nominees for Director

Set forth below is certain information regarding the six nominees for director, including their ages, principal occupations or employment for at least the past five years, the length of their tenure as directors, and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this Proxy Statement that each person listed below should serve as a director is set forth below. The stock ownership with respect to each director nominee is set forth in the Security Ownership of Certain Beneficial Owners and Management table on page 6.

THOMAS R. STANTON, age 55, was named our Chief Executive Officer in September 2005 and named Chairman of the Board in 2007. Mr. Stanton joined ADTRAN in 1995 as Vice President of Marketing for the Carrier Networks (“CN”) Division. Since that time, he has held a number of senior management positions within the Company, including Senior Vice President and General Manager of the CN Division. Prior to joining ADTRAN, he served as Vice President of Marketing and Engineering at Transcrypt International and held several senior management positions with E. F. Johnson Company. Mr. Stanton has served on the board of directors of a number of technology companies and is a past chairman of the board for both the Federal Reserve Bank of Atlanta’s Birmingham Branch and the Telecommunications Industry Association. He currently serves on the board of the Economic Development Partnership of Alabama and the Huntsville Chamber of Commerce and has served on the board of BancorpSouth Bank (NYSE: BXS) since October 2015. Mr. Stanton holds a Bachelor of Science degree in Computer Engineering from Auburn University.

Mr. Stanton has been a member of our Board since September 2005. Mr. Stanton has been selected as a nominee for director because he is our Chief Executive Officer and has extensive knowledge of all facets of our Company and extensive experience in all aspects of our industry.

H. FENWICK HUSS, age 69, has served as the Willem Kooyker Dean of the Zicklin School of Business at Baruch College, a senior college of The City University of New York, since July 1, 2014. He is also a tenured Professor in Baruch’s Stan Ross Department of Accountancy. He previously served as Dean of the J. Mack Robinson College of Business at Georgia State University from 2004 to 2014. Prior to his appointment as Dean, Dr. Huss was Associate Dean from 1998 to 2004 and Director of the School of Accountancy at Georgia State from 1996 to 1998, and on the faculty since 1989. He also served on the faculty of the University of Maryland as an assistant professor from 1983 to 1989 and is a visiting professor at the Université Paris 1 Pantheon-Sorbonne.

Dr. Huss has been a member of our Board since October 2002 and has served as our Lead Director since May 2015. Dr. Huss has been selected as a nominee for director because he brings the point of view of academia and, in particular, the information and new concepts that develop in the business school environment. Dr. Huss also has extensive experience and knowledge of financial accounting and corporate finance and management experience in the academic environment.

GREGORY MCCRAY, age 56, is an experienced executive with 30 years of business, marketing, sales, engineering, operations, mergers and acquisitions, management and international experience in the communications technology industry. Since June 2018, Mr. McCray has served as the Chief Executive Officer of FDH Infrastructure Services (“FDH”), an engineering and science company that monitors, inspects, designs and performs structural analysis for infrastructure assets utilizing wireless monitoring devices and patented non-destructive testing techniques. During his career, Mr. McCray has served in a number of management and executive roles, including CEO of Access/Google Fiber in 2017; CEO of Aero Communications Inc., which provides installation, services and support to the communications industry, from 2013 to 2016; CEO of Antenova, a developer of antennas and radio frequency modules for mobile devices, from 2003 to 2012; Chairman and CEO of PipingHot Networks, which brought broadband fixed wireless access equipment to market, from 2001 to 2002; and Senior Vice President of customer operations at Lucent Technologies from 1996 to 2000, where he managed the Customer Technical Operations Group for Europe, the Middle East and Africa. Mr. McCray currently serves on the board of directors of FDH and FreeWave Technologies. Mr. McCray served as a director of Centurylink, Inc. (NYSE: CTL), the third largest network operator in America, from January 2005 to February 2017, where he served as chairman of the Cyber Security & Risk Committee from 2015 to 2017. Mr. McCray holds a Bachelor of Science degree in Computer Engineering from Iowa State University and a Master of Science degree in Industrial & Systems Engineering from Purdue University. He has also completed executive business programs at the University of Illinois, Harvard, and INSEAD.

Mr. McCray has been a member of our Board since May 2017. Mr. McCray has been selected as a nominee for director because of his extensive experience as an executive and senior manager in the telecommunications and technology industries during the course of his career, as well as his experience as a director of a publicly-held company.

BALAN NAIR, age 53, has served as President and Chief Executive Officer of Liberty Latin America since 2018. Liberty Latin America is an integrated telecommunications company, focused on the Caribbean Islands and Latin America. Mr. Nair is an experienced and proven business executive with more than 20 years in the telecommunications industry. He has been a part of the Liberty family of companies since 2007, when he joined Liberty Global as its Senior Vice President and Chief Technology Officer. He most recently served as Executive Vice President and Chief Technology and Innovation Officer from 2007 to 2017. In this role, he was responsible for overseeing Liberty Global’s worldwide network, as well as Technology and Innovation operations, including Product Development, IT, Network Operations, Mobile Operations and Global Supply Chain functions. He was also responsible for Corporate Strategy and Venture Investments. Mr. Nair was an executive officer of Liberty Global and sat on Liberty Global’s Executive Leadership Team and the Investment Committee. Before joining Liberty Global, Mr. Nair served as Chief Technology Officer and Executive Vice President of AOL LLC, a global web services company. Prior to his role at AOL LLC, he spent more than 12 years at Qwest Communications International Inc., most recently as Chief Information Officer and Chief Technology Officer. Mr. Nair has a long history of working in the telephone, web world, and cable and media industries. He has served on the board of directors of Charter Communications, Inc. (NASDAQ: CHTR), a leading cable operator in the United States, since 2013, and on the board of Liberty Latin America since December 2017. He graduated from Iowa State University with a Bachelor of Science degree in Electrical Engineering and a Master of Business Administration degree. Mr. Nair holds a patent in systems development and is a Licensed Professional Engineer in Colorado.

Mr. Nair has been a member of our Board since February 2007. Mr. Nair has been selected as a nominee for director because he has extensive experience with the technologies that influence our industry and our markets and because he has management experience, particularly managing technical personnel, as well as his experience as a director of a publicly-held company.

JACQUELINE H. (JACKIE) RICE, age 47, has served as General Counsel and Corporate Secretary of Herman Miller, Inc. (NASDAQ: MLHR), an office furniture, equipment and home furnishings company, since February 2019. Previously, she served as Principal of RH Associates, a global consulting firm providing legal, risk and compliance advisory services for clients across all industries and geographies, from January 2018 to January 2019. From 2014 to 2017, Ms. Rice served as Target Corporation’s Executive Vice President and Chief Risk and

Compliance Officer with responsibility for enterprise and vendor risk, corporate security and corporate compliance and ethics. Prior to joining Target, she served as Chief Compliance Officer and legal counsel of General Motors from 2013 to 2014 and Executive Director, Global Ethics and Compliance of General Motors from 2010 to 2013. Ms. Rice has served as the Corporate Secretary of the Herman Miller Cares Foundation since February 2019. Ms. Rice graduated from the University of Detroit Mercy School of Law, where she was editor-in-chief of the Law Review, and she obtained her undergraduate degree from James Madison College at Michigan State University.

Ms. Rice has been a member of our Board since August 2016. Ms. Rice has been selected as a nominee for director because of her legal background and her experience with compliance, ethics and risk management for large, publicly-held corporations.

KATHRYN A. WALKER, age 60, has more than 30 years of experience in the communications industry. Since 2009, she has served as a managing director for OpenAir Equity Partners, a venture capital firm focusing on the wireless, communications and mobile Internet sectors. In addition, Ms. Walker is serving concurrently as Chief Technology Officer at Main Street Data, an agriculture data science company founded by OpenAir Equity Partners. Prior to joining OpenAir Equity Partners, Ms. Walker worked in a variety of roles at various subsidiaries of Sprint Corporation from 1985 to 2009, culminating in the position of Chief Information and Chief Network Officer at Sprint Nextel Corporation. She currently serves on the Council of Trustees at South Dakota State University, as the President of the Board of Trustees at Missouri University of Science and Technology, and as a member of the board of directors of the Heartland Chapter of the National Association of Corporate Directors (“NACD”). Ms. Walker is an NACD Board Leadership Fellow. The NACD Fellowship is a comprehensive and continuous program of study that empowers directors with the latest insights, intelligence and leading boardroom practices. Ms. Walker demonstrates a commitment to the highest standards of exemplary board leadership by earning NACD Fellowship – The Gold Standard Director Credential – year after year.

Ms. Walker has been a member of our Board since May 2014. Ms. Walker has been selected as a nominee for director because she has extensive experience with the technologies that influence our industry and our markets. She also possesses governance expertise and management experience, particularly managing technical personnel.

Information Regarding the Director Emeritus

Set forth below is certain information regarding our director emeritus, including his age and principal occupation and the length of his tenure as a director.

ROY J. NICHOLS, age 81, founded and served as President of Nichols Research Corporation, a defense and information systems company, where he worked from 1976 until its merger with Computer Sciences Corporation in November 1999. Mr. Nichols currently serves as a director of Blue Creek Investments and the HudsonAlpha Institute for Biotechnology. Mr. Nichols served as a director of the Company from 1994 to August 2016, including as our lead director from October 2006 through May 2015.

Mr. Nichols has been asked to remain as a director emeritus because he has extensive experience with leadership, risk assessment and information technologies and extensive knowledge of and history with our Company.

Information Regarding the Director Who is Not Standing for Re-Election

ANTHONY J. MELONE, age 59, has over 32 years of experience in the telecommunications industry, including having served as Executive Vice President and Chief Technology Officer for Verizon Communications from December 2010 to April 2015. In addition, Mr. Melone served in a variety of positions with Verizon Wireless from 2000 to December 2010, including as Senior Vice President and Chief Technical Officer from 2007 to December 2010. Over his 32 year career with Verizon and its predecessor, Bell Atlantic, he also has served as Vice President of Network Operations and Staff Vice President of Network Planning and Administration. Mr. Melone also has served as a director of Crown Castle International Corp (NYSE: CCI) since 2015, where he is chair of the strategy committee. Mr. Melone received a Bachelor of Science degree in electrical engineering from Villanova University and a Master of Science degree in engineering from the University of Pennsylvania.

CORPORATE GOVERNANCE

Governance Highlights

Our Board of Directors is committed to having sound corporate governance principles. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. The “Corporate Governance” section of this Proxy Statement describes our governance framework, which includes the following features:

•	Majority voting in uncontested director elections

•	No classified Board

•	6 of 7 independent directors, 5 of 6 independent following the 2020 Annual Meeting

•	Independent Lead Director of the Board

•	Annual Board and committee evaluations

•	All directors attended 75% or more of Board and applicable committee meetings in 2019

•	No poison pill
•	Stock ownership guidelines and equity retention requirements for non-employee directors

•	Regular executive sessions of independent directors

•	No supermajority standards — stockholders may amend our bylaws or charter by simple majority vote

•	Risk oversight by full Board and designated committees

•	Annual assessment of Board leadership structure

•	Limitation on directorships of other publicly-traded companies

Composition of the Board

Our Board seeks to ensure that the Board, as a whole, is strong in its collective knowledge of, and has a diversity of skills and experience with respect to, accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. As part of our annual Board self-evaluation process, the Board evaluates whether or not the Board as a whole has the appropriate mix of skills, experience, backgrounds and diversity in relation to the needs of the Company for the current issues facing the Company.

Directors to be nominated by the Company for election at the annual stockholders’ meeting are approved by the Board upon recommendation by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers candidates for Board membership from recommendations by third-party executive search firms and candidates recommended by stockholders and by management, as well as recommendations from its committee members and other members of the Board. When the Nominating and Corporate Governance Committee reviews a potential new candidate, the Committee looks specifically at the candidate’s qualifications in light of the needs of the Board and the Company at that time given the then current mix of director attributes.

Process for Stockholders to Recommend Director Nominees

As provided in its charter, the Nominating and Corporate Governance Committee will consider potential director candidates submitted by stockholders. To recommend a nominee, a stockholder should write to the Nominating and Corporate Governance Committee, c/o Michael Foliano, Corporate Secretary of ADTRAN, at 901 Explorer Boulevard, Huntsville, Alabama 35806 (for overnight delivery) or at P.O. Box 140000, Huntsville, Alabama 35814-4000 (for mail delivery). Any recommendation must include:

•	the name and address of the candidate;

•

all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•

a brief biographical description, including his or her occupation for at least the last ten years, and a statement of the qualifications of the candidate, taking into account the criteria set forth above; and

•	the candidate’s signed consent to be named in the proxy statement if nominated and to serve as a director if elected.

The Corporate Secretary will promptly forward these materials to the Chair of the Nominating and Corporate Governance Committee and the Chairman of the Board. The Nominating and Corporate Governance Committee may contact a recommended candidate to request additional information about the candidate’s independence, qualifications and other information that would assist the Committee in evaluating the candidate. The Charter of the Nominating and Corporate Governance Committee and the Company’s Corporate Governance Principles set forth factors that the Board and the Nominating and Corporate Governance Committee may consider in evaluating a director nominee, regardless of the recommending party.

Corporate Governance Principles

The Board of Directors has adopted Corporate Governance Principles that set forth the Company’s fundamental corporate governance principles and provide a flexible framework for the governance of the Company. The Corporate Governance Principles address, among other things, Board duties and responsibilities, management development and succession planning, Board membership and independence, Board meetings and Board committees, access to senior management and experts, director orientation and continuing education, and annual performance evaluations. The Nominating and Corporate Governance Committee regularly reviews and reassesses the adequacy of the Corporate Governance Principles and recommends any proposed changes to the Board, and the full Board approves such changes as it deems appropriate. A copy of our Corporate Governance Principles is available in the “Corporate Governance” section of our website at https://investors.adtran.com.

Director Independence

Listing standards of the Nasdaq Stock Market (“Nasdaq”) require that the Company have a majority of independent directors. Accordingly, because our Board currently has seven members, Nasdaq requires that four or more of the directors be independent. Following the 2020 Annual Meeting, our Board will have six members and, therefore, four or more of the directors must be independent. Nasdaq’s listing standards provide that no director will qualify as “independent” for these purposes unless the Board affirmatively determines that the director has no relationship with the Company that would interfere with the exercise of the director’s independent judgment in carrying out the responsibilities of a director. Additionally, the listing standards set forth a list of relationships that would preclude a finding of independence.

The Board affirmatively determines the independence of each director and nominee for election as a director. The Board makes this determination annually. In accordance with Nasdaq’s listing standards, we do not consider a director to be independent unless the Board determines (i) that no relationship exists that would preclude a finding of independence under Nasdaq’s listing standards and (ii) that the director has no relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) that would interfere with the exercise of the director’s independent judgment in carrying out his or her responsibilities as a director. Members of the Audit, Compensation and Nominating and Corporate Governance Committees must also meet applicable independence tests of Nasdaq and the SEC.

The Board has reviewed a summary of directors’ responses to a questionnaire asking about their relationships with the Company, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors and parties related to the directors. Following this review, the Board determined that all six of the non-employee directors (Dr. Huss, Messrs. McCray, Melone and Nair, Ms. Rice and Ms. Walker), and all five of the non-employee directors following the 2020 Annual Meeting (Dr. Huss, Mr. McCray, Mr. Nair, Ms. Rice and Ms. Walker) are independent. Additionally, the Board determined that each current member of the Audit, Compensation and Nominating and Corporate Governance Committees, as well as each director who served on any of the committees during 2019, also satisfies the independence tests referenced above.

Company Leadership Structure

The Board of Directors oversees the business and affairs of the Company and monitors the performance of its management. The basic responsibility of the Board is to lead the Company by exercising its business judgment to act in what each director reasonably believes to be the best interests of the Company and its stockholders. Although the Board is not involved in the Company’s day-to-day operations, the directors keep themselves informed about the Company through meetings of the Board, reports from management and discussions with the Company’s NEOs. Directors also communicate with the Company’s outside advisors, as necessary.

The Board does not have a policy as to whether the role of Chair of the Board and Chief Executive Officer should be separate or whether the Chair should be a management or a non-management director. The Corporate Governance Principles provide that whether to have the same person occupy the offices of Chair and Chief Executive Officer should be decided by the Board, from time to time, in its business judgment after considering relevant circumstances. If the Chair is also the Chief Executive Officer, or if the Board otherwise determines that it is appropriate, the Board will also elect an independent lead director (as described below). Thomas R. Stanton has held the roles of Chairman and the Company’s Chief Executive Officer since 2007. The Board believes that this leadership structure promotes strategy development and execution, and facilitates information flow between management and the Board.

The Board determined that it was in the best interests of the Company and its stockholders to elect an independent director to serve in a lead capacity (the “Lead Director”) to perform the duties and responsibilities set forth in the Corporate Governance Principles and as determined by the Board. The Board elected H. Fenwick Huss as the Lead Director in May 2015. Dr. Huss presides over the regular executive sessions of the independent directors, serves as a liaison between the independent directors and the Chairman, and presides over the Board’s annual evaluation of the Chief Executive Officer, among other duties. We believe this structure facilitates the development of a productive relationship between the independent directors and the Chairman and ensures effective communication between the Board and management.

Board Structure and Committees

The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, consisting of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board may from time to time form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board. Only members of the Board can be members of a committee, and each committee is required to report its actions to the full Board.

The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee each operates under a written charter adopted by the Board, which are available in the “Corporate Governance” section of our website at https://investors.adtran.com. The Nominating and Corporate Governance Committee is responsible for evaluating the membership of the committees and making recommendations to the Board regarding the same, which it does annually following a review of the Board’s current competencies. This periodic review of each director’s specific skills and experience allows the Nominating and Corporate Governance Committee to ensure that the committees are organized for optimal effectiveness.

None of the incumbent directors attended less than 75% of the aggregate of (a) the total number of meetings held in 2019 of the Board while he or she was a director and (b) the total number of meetings held in 2019 of all committees of the Board on which he or she served. Absent extenuating circumstances, directors are expected to attend annual meetings of the Company’s stockholders. With the exception of Mr. Nair, all of our incumbent directors attended the 2019 Annual Meeting of Stockholders.

The following table sets forth the current membership of the Board of Directors and each committee of the Board and includes the number of meetings that the Board and each committee held during 2019:

Director	Board	Audit	Compensation	Nominating and Corporate Governance
H. Fenwick Huss	Lead Director	C	•	•
Gregory J. McCray	•	•	•
Anthony J. Melone	•	•		•
Balan Nair	•		•
Roy J. Nichols	Director Emeritus
Jacqueline H. Rice	•	•		C
Thomas R. Stanton (CEO)	C
Kathryn A. Walker	•		C	•
Number of 2019 Meetings	6	11	5	4

C = Chairperson

• = Member

Audit Committee

The current members of the Audit Committee are H. Fenwick Huss (Chair), Gregory J. McCray, Anthony J. Melone and Jacqueline H. Rice, each of whom qualifies as independent under applicable Nasdaq listing standards and satisfies the heightened independence standards under SEC rules. Furthermore, in accordance with SEC rules, the Board has determined that Dr. Huss qualifies as an “audit committee financial expert” as defined by the applicable SEC rules. The Audit Committee Report appears on page 55 of this Proxy Statement.

The primary duties of the Audit Committee are to:

•	Review financial reports and other financial information provided by us to the public or any governmental body;

•	Review the qualifications, performance and independence of our independent registered public accounting firm;

•

Discuss the financial statements and other financial information with management and the independent auditors and review the integrity of the Company’s internal and external financial reporting process;

•

Review with management various reports regarding the Company’s system of internal controls and consult with the independent auditors regarding internal controls and the accuracy of the Company’s financial statements;

•	Assist the Board in fulfilling its oversight responsibilities with respect to the Company’s compliance with legal and regulatory requirements;

•	Monitor compliance with the Company’s Code of Conduct and review and approve all requests for waivers of the Code of Conduct;

•	Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

•	Review the activities, organizational structure and qualifications of the internal audit department; and

•

Review, oversee and approve all related party transactions (as required to be disclosed pursuant to Item 404 of SEC Regulation S-K) in accordance with the Company’s Code of Conduct and its other policies and procedures.

Compensation Committee

The current members of the Compensation Committee are Kathryn A. Walker (Chair), H. Fenwick Huss, Gregory J. McCray and Balan Nair, each of whom qualifies as independent under applicable Nasdaq listing standards. The Compensation Committee Report appears on page 37 of this Proxy Statement.

The primary duties of the Compensation Committee are to:

•	Administer, review and make recommendations to the Board regarding the Company’s incentive compensation, equity-based and deferred compensation plans;

•	Review the Company’s incentive compensation arrangements to consider whether they encourage excessive risk-taking and evaluate compensation policies and practices that could mitigate any such risk;

•	Review and approve the compensation of the Chief Executive Officer and all executive officers, including the annual performance goals and objectives relevant to their compensation;

•

Review and make recommendations to the Board regarding any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the Chief Executive Officer and other executive officers;

•	Review and approve all director compensation and benefits for service on the Board and Board committees and recommend any changes to the Board as necessary; and

•	Exercise general oversight of the Company’s benefit plans.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Jacqueline H. Rice (Chair), H. Fenwick Huss, Anthony J. Melone and Kathryn A. Walker, each of whom qualifies as independent under applicable Nasdaq listing standards.

The primary duties of the Nominating and Corporate Governance Committee are to:

•	Establish criteria for selecting new Board members and for the basic structure and membership of the Board;

•	Consider director nominees submitted by stockholders in accordance with procedures adopted by the Committee and as described in the Company’s proxy statement;

•	Make recommendations to the Board regarding director nominees for the next annual meeting of stockholders, directors to serve on various committees of the Board and a chairperson of each committee;

•	Review the Corporate Governance Principles adopted by the Board at least once a year and recommend any changes to the Board and oversee the Company’s corporate governance practices and procedures;

•	Monitor and evaluate the independence of directors and make recommendations to the Board regarding the same;

•	Annually administer the performance evaluations of the Board and Board committees; and

•	Consult with management and the Board on matters of corporate culture and values.

Risk Oversight

Our management continually monitors the material risks facing the Company, including financial risk, strategic risk, operational risk, and legal and compliance risk. The Board of Directors is responsible for overseeing management’s identification and management of, and planning for, those risks. The Board has delegated to certain committees oversight responsibility for those risks that are directly related to their areas of focus. The Audit Committee reviews our risk assessment and risk management policies. The Compensation Committee considers risk issues when establishing and administering our compensation program for executive officers and other key personnel. The Nominating and Corporate Governance Committee oversees matters relating to the composition and organization of the Board and advises the Board on how its effectiveness can be improved by changes in its composition and organization. The Board and its committees exercise their risk oversight function by carefully evaluating the reports they receive from management and by making inquiries of management with respect to areas of particular interest to the Board or committee.

Equity Ownership Requirement for Non-Employee Directors

The Company has always encouraged directors to have a financial stake in the Company, and the directors have generally owned shares of our common stock, but until 2020 the Company did not have a formal policy providing for a specified level of share ownership for individual directors. On March 6, 2020, however, the Board of Directors adopted formal stock ownership guidelines for non-employee directors effective January 1, 2020. The Outside Director Stock Ownership Guidelines require each director to hold shares of the Company’s common stock with a value equal to at least three times the director’s regular annual cash retainer. Directors have until the later of January 1, 2025 and five years from the date of such director’s election to meet the ownership requirement.

The minimum number of shares to be held by a director will be calculated during the first calendar quarter of each fiscal year based on the director’s annual cash retainer in effect as of December 31st of the preceding year. The value of shares held by a director will be deemed to be the greater of (i) fair market value on the last trading day of the immediately preceding calendar year and (ii) fair market value on the date of acquisition of each share held. Any subsequent change in the value of the shares will not affect the amount of stock directors should hold during that year. For purposes of meeting the ownership guidelines, the following categories of stock are counted: (i) shares owned outright by the director or his or her immediate family members residing in the same household; (ii) shares held in trust or custody for the benefit of the director or one or more members of his or her family; and (iii) shares (or units representing shares) held in a deferred compensation account under the Equity Deferral Program for Directors or other similar deferral plan. Unvested equity awards do not count towards satisfaction of the ownership requirement, but directors receive 30% credit for vested but unexercised in-the-money stock options. If the number of shares that a director should own is increased as a result of an increase in the amount of such director’s annual retainer, the director will have five years from the effective date of the increase to attain the increased level of ownership.

Directors shall refrain from selling or transferring shares of the Company’s common stock until they have first satisfied the stock ownership requirement. Once a director has met the stock ownership requirement, if there is a subsequent decline in the Company’s stock price that causes the director’s ownership level to fall below the guideline, the director is not required to purchase additional shares but is generally required to refrain from selling or transferring shares until the guideline is again satisfied. The Outside Director Stock Ownership Guidelines are available in the “Corporate Governance” section of our website at https://investors.adtran.com.

Compensation Committee Interlocks and Insider Participation

None of our executive officers or directors serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board, the non-management directors or specific directors by mail addressed to: ADTRAN, Inc., Attention: Corporate Secretary, 901 Explorer Boulevard, Huntsville, Alabama 35806. The communication should clearly indicate whether it is intended for the Board, the non-management directors or a specific director. Our Corporate Secretary will review all communications and will, on a periodic basis, forward all communications to the appropriate director or directors, other than those communications that are merely solicitations for products or services or that relate to matters that are clearly improper or irrelevant to the functioning of the Board.

The Board has also established a process for stockholders to communicate concerns to members of the Board on a confidential basis. If you have any concern, question or complaint regarding any accounting, auditing or internal controls matter, as well as any issues arising under our Code of Conduct and Ethics or other matters that you wish to communicate to our Audit Committee or Board of Directors, you can reach the Board through our Corporate Governance Hotline online at https://www.redflagreporting.com/ADTRAN (Client Code: ADTRAN) or via phone to Red Flag Reporting at 1.888.723.8726 (1.888.7ADTRAN). Information about the Corporate Governance Hotline can be found in the “Corporate Governance” section of our website at https://investors.adtran.com.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

This Compensation Discussion and Analysis is designed to provide our stockholders with an explanation of our executive compensation philosophy and objectives, our 2019 executive compensation program and the compensation paid by us to the following named executive officers (or “NEOs”): Thomas R. Stanton, Chief Executive Officer (“CEO”), Michael K. Foliano, Senior Vice President of Finance, Chief Financial Officer and Corporate Secretary, Eduard Scheiterer, Senior Vice President of Research and Development, Jeffrey F. McInnis, Senior Vice President of Subscriber Solutions & Experience, James D. Wilson, Jr., Chief Revenue Officer, and Roger D. Shannon, Former Vice President of Treasury and Corporate Development (who was no longer an executive officer of the Company effective March 6, 2019 and whose employment with the Company terminated effective July 17, 2019).

Compensation Philosophy

The primary goals of our executive compensation program are to:

•	provide competitive compensation that will help attract, retain and reward qualified executive management, with a focus on talent from within the telecommunications industry;

•	align management’s interests with our success by making a majority of our executive management’s compensation dependent upon ADTRAN’s short-term and long-term performance; and

•	align our executive management’s interests with the interests of stockholders by including long-term equity incentives as a significant component of executive compensation.

We design our executive compensation packages in a manner to help us achieve these goals. We also evaluate the compensation packages to ensure they will help us encourage executive management to deliver strong performance results in the compensation year under consideration and motivate management to realize our strategic initiatives within the immediate, near and long-term time frames our directors and management have developed. Additionally, we consider various market performance metrics in order to put the executive compensation program in context, including the performance of the Company in prior periods, the performance of the industry and our competitors in those periods, and total stockholder return (“TSR”), particularly as relative to our peer companies over those periods.

We also maintain a positive working environment that provides intangible benefits to our executives and encourages longevity. Combining compensation with a desirable working environment allows us to maintain a compensation program that generally provides overall compensation to our executive officers that is approximately at the median when compared to companies with which we compete for talent.

We consider the feedback that we receive from stockholders regarding our compensation packages, principles and process, including the results of the annual vote on the compensation of our NEOs (often referred to as the “say-on-pay” vote). Although the “say-on-pay” vote is advisory and non-binding, the Compensation Committee considers the outcome of the vote as part of its executive compensation planning process. At the 2019 Annual Meeting of Stockholders, 98.77% of the votes cast on the “say-on-pay” proposal voted to approve the Company’s compensation of our NEOs. Since 2011, all of the Company’s “say-on-pay” votes have been favorable, by percentages ranging from 96.28% to 99.48%. We believe that this high level of stockholder support indicates that stockholders believe the compensation program should continue to emphasize the performance, alignment and retention objectives established by the Compensation Committee and described herein.

Compensation in Context: Discussion of 2019 Financial Results and Operating Activities

Aligning executive compensation with stockholder interests is a primary consideration in determining our executive compensation program. Accordingly, we believe that Company performance and stockholder returns are important factors to consider when making executive compensation decisions. We use TSR, measured over rolling three-year periods relative to a broad-based industry peer group, as the measure for our performance-based equity compensation. Additionally, we believe that motivating executives to achieve certain performance targets used in our annual incentive compensation programs leads to positive stockholder returns. Below are some of the Company’s key financial and operating performance accomplishments during 2019:

•

We experienced a strong first half of 2019, with 22% revenue growth as compared to the first half of 2018. Our customer diversification strengthened, with three 10% revenue customers geographically diversified with one each in the United States, Europe and Latin America. Nearly 50% of revenue during the first quarter and 52% of revenue during the second quarter came from international customers. During the second half of 2019, we experienced a slowdown in spending by our largest European customer, as they focused on certain 5G spectrum investments, and our largest Latin American customer unexpectedly decreased spending during the third quarter of 2019. We saw a return in this customer’s spending during the fourth quarter of 2019.

•

Despite a challenging second half of 2019, we achieved material year-over-year revenue growth in key target markets, including Canada, Latin America and the United Kingdom. We also achieved modest year-over-year growth in the U.S. We grew the relationships with our largest customers in Latin America and the U.S. during 2019, and performed strongly with our largest Tier 2 customer in the U.S. We also achieved year-over-year margin improvements in both products (+295 bps) and services (+276 bps).

•

We continue to see a shift in broadband access from copper-based technologies toward fiber-based technologies as service providers work to future-proof their networks. As our fiber access business has grown, it has also shifted to higher-bandwidth solutions, such as 10G PON. This shift began in 2019 and will continue to drive our business in the future. We also expanded our Subscriber Solutions & Experience portfolio during 2019 with the integration of our SmartRG products and services into our global capabilities. We expect that this will support growth in the future.

We continue to improve our strategic plan and intend to focus in 2020 on improving customer risk assessments, monitoring customer product integration and success, making our workforce more flexible and tailoring our R&D investments to our customers’ needs through custom programs. We believe the continuing effect of these strategic initiatives, in combination with market share gains and an improving environment, should lead to improved TSR performance relative to the Nasdaq Telecommunications Index. Further, we believe our executive compensation program provides significant incentives to our management to work towards long-term stockholder value creation.

Overview of Executive Compensation Program

Our executive compensation packages are comprised of base salary and incentive opportunities, which can be annual or long-term and paid in cash or equity. We use a mix of these incentives to align management’s interests with those of our stockholders. In designing incentive compensation packages, we use performance measures related to the Company’s financial goals, as well as the Company’s TSR, all with the goal of increasing stockholder return. We also individualize certain performance measures for individual executives.

Specific considerations in the Compensation Committee’s process in setting 2019 executive compensation included the following:

•	The present stage of the Company in executing the initiatives for growth in its strategic plan, in both domestic and international markets;

•	Expectations for growth in those several initiatives;

•	The current status of the products and services necessary to accomplish those initiatives;

•	The present position of the Company’s financial performance compared to its competitors and to the Company’s desired position; and

•	Data available to the Compensation Committee about executive compensation packages at the Company’s industry peers and competitors.

Compensation of our NEOs for 2019 was comprised of the following elements:

Compensation Element	Underlying Principle	2019 Specifications
Base Salary	To provide a competitive level of fixed compensation that serves to attract and retain high-caliber talent and is predicated on responsibility, skills and experience.	In January 2019, the Compensation Committee approved increases of up to 3% in base salaries for the NEOs.

Annual Variable Incentive Cash Compensation (“VICC”)	To motivate NEOs to achieve corporate and, in some instances, individual goals and to reward contributions to the Company.	Target VICC awards were stated as a percentage of base salary. For Messrs. Stanton and Shannon, the VICC awards were based 50% on each of two Company performance measures. For Messrs. Foliano, Scheiterer, McInnis and Wilson, the Company performance measures accounted for 75% of their target VICC awards, and their individual personal goals accounted for 25%.

Long-Term Equity Incentive Awards	To promote the recruitment and retention of our NEOs, to reward performance that drives stockholder value creation and to align the interests of our management team with those of our stockholders.	The Committee structured 50% of the long-term equity compensation granted to our NEOs as performance-based equity awards and 50% as time-based equity awards. The overall value of the equity awards is approved by the Compensation Committee, then the Company’s CEO helps the Committee to apportion the equity among the other executives based on the considerations discussed above.

Role of the Compensation Committee and Management

Under our Compensation Committee’s Charter, the Compensation Committee has the power and duty to discharge our Board’s responsibilities related to compensation of our executive officers, within guidelines established by the Board. Generally, the Compensation Committee reviews and approves all compensation, including base salary, annual incentive awards and equity awards, for the Chief Executive Officer and our other executive officers. The Compensation Committee also makes recommendations to the Board regarding our incentive compensation plans and equity plans and approves equity grants. The Committee has the authority to review and approve annual performance goals and objectives for our Chief Executive Officer and to set his compensation based on an evaluation of his performance conducted by the Board under the direction of the Lead Director. The Committee is also responsible for reviewing and approving executive officers’ compensation and establishing performance goals related to their compensation.

At the beginning of each calendar year, our Compensation Committee reviews the results of the VICC programs from the prior year and approves any payouts thereunder, establishes the performance goals for the current year, considers and establishes any other incentive compensation programs and the goals of such programs, as well as the standards for measuring achievement of those goals, approves any increases in executive salaries or other compensation, and recommends plan changes, if any, for submission to our stockholders at the annual meeting. Mid-year, the Compensation Committee generally reviews our compensation programs and makes recommendations to the Board regarding outside director compensation and, as necessary throughout the year, approves any equity awards and/or compensation for newly hired or promoted executives. Our Compensation Committee generally meets in the latter part of each calendar year to determine and approve annual equity awards.

In fulfilling its fiduciary duties pertaining to the Company’s employee retirement benefit plans, our Compensation Committee considers the information and advice it receives from a committee of Company personnel it established, chaired by the Chief Financial Officer, which reviews and monitors the performance of retirement plan investments and assets, the performance and fees of the Company’s retirement plan custodians and administrators, and the recommendations of third-party registered fiduciary advisors of our benefits plans, a process which includes periodic meetings with these third parties.

Our Chief Executive Officer works closely with the Compensation Committee to maintain an open dialogue regarding the Compensation Committee’s goals, progress towards achievement of those goals and expectations for future performance. The Chief Executive Officer updates the Compensation Committee regularly on results and on compensation issues. Our Chief Executive Officer also provides the Committee, and in particular, the Committee Chair, with recommendations regarding compensation for our executive officers other than himself. The Compensation Committee has delegated to the Chief Executive Officer the authority to approve the base salaries and incentive compensation of non-executive employees, as well as grants of restricted stock units (“RSUs”) to such individuals, subject to pre-approved limits and terms and conditions. In part because the Chief Executive Officer works closely with the Committee throughout the year, the Committee is in a position to evaluate his performance and make its own determinations regarding appropriate levels of compensation for the Chief Executive Officer.

Compensation Market Evaluation

Our Compensation Committee has the authority to retain and terminate any outside advisors, such as compensation consultants. The Committee has not historically employed compensation consultants to assist it in designing our compensation programs. The Committee has, however, periodically engaged Willis Towers Watson, as an independent compensation consultant, to provide information and analysis of our executive compensation in the context of the telecom industry and our peer companies in the industry and to present this information with possible modifications to our compensation of executives and directors for the Committee’s consideration. The Committee engaged Willis Towers Watson in 2016 to evaluate the competitiveness of the base salaries, annual incentive compensation and long-term equity awarded to the Company’s executive officers, to provide competitive market data on new compensation arrangements and to evaluate the continued appropriateness of existing arrangements. The results of this consultation, in combination with our own research and analysis, were taken into account by our Compensation Committee in determining the compensation packages of our executives and directors in 2016, 2017 and 2018. The 2016 study also resulted in the Committee instituting a three-year performance-based equity program in 2017 known as the “Overlay Plan,” which the Committee intends to continue at regular three-year intervals, in order to bring the Company’s executive compensation (in particular that of the CEO) more in line with the median compensation of the Company’s industry, peer and competitor groups.

In November 2018, the Committee received an updated evaluation from Willis Towers Watson of the competitiveness of the Company’s executive compensation program and practices, which the Compensation Committee considered in setting executive compensation for 2019 and 2020. Using this and other information, the Committee concluded that it should continue using the mix of incentives used in the 2016, 2017 and 2018 compensation programs, as the Committee believed that the resulting packages properly align our executives’ compensation with Company performance. In connection with determining the 2019 compensation arrangements of our NEOs, our Compensation Committee, in consultation with Willis Towers Watson, developed and used a peer group composed of the companies listed below, which we believe is representative of the marketplace within which the Company competes in terms of products, services and executive and managerial talent. The median revenues and market cap of this peer group were $799 million and $1.117 billion, respectively, for the companies’ most recently reported fiscal year at the time the peer group was constructed:

• Bel Fuse Inc.	• Lumentum Holdings Inc.

• Calix, Inc.	• NETGEAR, Inc.

• Comtech Telecommunications Corp.	• Oclaro, Inc.

• Extreme Networks, Inc.	• Plantronics, Inc.

• Finisar Corporation	• Ribbon Communications Inc.

• Harmonic Inc.	• Viasat, Inc.

• Infinera Corporation

Although the Company ranks below the peer group median for revenue and market capitalization, the Compensation Committee believes comparison to these companies is appropriate, given the limited number of comparable companies and direct competition with these peers for executive talent. The Compensation Committee also references various peer, industry and market compensation data when evaluating the appropriateness of the Company’s compensation program, including the compensation arrangements of our NEOs.

The Compensation Committee reviews the types of services provided by Willis Towers Watson and all fees paid for those services on a regular basis. Neither Willis Towers Watson nor any of its affiliates provided additional services to the Company or any of its affiliates in 2019, other than (i) the advice provided by Willis Towers Watson to the Compensation Committee on director compensation and (ii) the advice provided by Willis Towers Watson GmbH to a subsidiary of the Company related to its German pension plan. As required by rules adopted by the SEC under the Dodd-Frank Act, the Compensation Committee assessed all relevant factors and determined that the work of Willis Towers Watson did not raise any conflict of interest in 2019. In making this determination, the Compensation Committee considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act.

Individual Considerations

Our Compensation Committee also focuses on establishing and maintaining a compensation structure that is internally consistent and provides appropriate compensation for our executives in relation to one another. Consequently, the Compensation Committee does not focus on any particular benchmark to set executive compensation. Instead, we believe that a successful compensation program requires the application of judgment and subjective determinations based on the consideration of a number of factors. These factors include the following:

•	the scope and strategic impact of the executive officer’s responsibilities, including the importance of the job function to our business;

•	our past financial performance and future expectations;

•	the performance and experience of each individual;

•	past salary levels of each individual and of the officers as a group;

•	each individual’s unique capabilities and/or skill set;

•	the need to provide motivation to officers that is in alignment with stockholder interests, both short and long-term; and

•	for each executive officer, other than the Chief Executive Officer, the evaluations and recommendations of our Chief Executive Officer.

The Compensation Committee does not assign relative weights or rankings to these factors. Our allocation of compensation between cash and equity awards, our two principal forms of compensation, is based upon our historical practice and our evaluation of the cost of equity awards, as discussed in more detail below. An important part of this evaluation is the Committee’s consideration of the goals of the several initiatives undertaken in the execution of the Company’s business plan and each executive’s past and expected future contributions toward those goals at the time of setting executive compensation packages.

Risk Assessment

The Compensation Committee has evaluated the Company’s compensation program, plans and practices for all of its employees as they relate to risk management and risk-taking initiatives to ascertain if they serve to incent risks which are “reasonably likely to have a material adverse effect” on the Company. As a result of this process, the Compensation Committee concluded and informed the Board of Directors that any risks arising from these programs, plans and practices are not reasonably likely to have a material adverse effect on the Company.

The Compensation Committee has attempted to establish compensation programs that value current goals along with long-term growth. While the use of annual cash incentive opportunities creates the potential for short-term risk-taking, the Committee believes that this risk is more than offset by the fact that an annual cash incentive is only one of three primary elements of the overall compensation program. Additionally, the Committee has the ability to utilize discretion to reduce the amount of an annual cash incentive award if an executive officer takes unnecessary risks. The Committee has concluded that the two other primary elements of our total compensation program – base salaries and long-term equity awards – are either risk neutral or help lower risk. Annual salaries are based on a number of factors, including the individual’s position and responsibility within our Company and performance in that position. This longer-term evaluation incentivizes executives to focus on improving the Company and its operations rather than taking risks for short-term gain. Our equity incentive awards vest or are earned over several years, so executives are incentivized to focus on and achieve longer-term performance goals instead of short-term gain.

Elements of 2019 Executive Compensation

Our executive compensation program consists of base salary, an annual VICC program (which, if earned, is paid in cash), and long-term equity incentives in the form of both time-based RSUs and performance shares. In 2019, the Compensation Committee granted 50% of the long-term equity awards in the form of time-based RSUs that vest ratably over four years and 50% in the form of performance shares that the NEOs are eligible to earn based on Company performance over a three-year performance period. Our NEOs also are eligible to participate in the Company’s Deferred Compensation Plan and in certain benefit programs that are generally available to all of our employees, such as medical insurance programs, life and disability insurance programs and our 401(k) plan.

Base Salary

Base salaries are integral to any competitive employment arrangement. At the beginning of each fiscal year, the Compensation Committee establishes an annual base salary for our executive officers based on recommendations made by our Chief Executive Officer with respect to the salaries of our other executives. Consistent with our compensation objectives and philosophy described above, the Compensation Committee sets base salary compensation, and adjusts it when warranted, based on the Company’s financial performance, the individual’s position and responsibility within our Company and performance in that position, the importance of the executive’s position to our business, and the compensation of other executive officers of the Company with comparable qualifications, experience and responsibilities. The Committee also generally takes into account the range of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies with which we compete for executive talent.

On January 18, 2019, the Compensation Committee reviewed the base salaries of our executive officers, taking into account the considerations described above. Using a maximum of 3% established by the Committee, the Committee approved the following base salaries for the NEOs:

Named Executive Officer	2018 Base Salary	Percentage Increase	2019 Base Salary
Thomas R. Stanton	$656,485	0%	$656,485
Michael K. Foliano	$335,574	3%	$345,641
Eduard Scheiterer	$300,208	3%	$309,214
Jeffrey F. McInnis	$225,000	(1)	$300,000
James D. Wilson, Jr.	$340,600	3%	$350,818
Roger D. Shannon	$383,469	0%	$383,469

(1)

Mr. McInnis joined the Company on November 30, 2018. His base salary was increased from $225,000 to $245,000 (a 9% increase) effective February 11, 2019, and from $245,000 to $300,000 (a 22% increase) effective April 22, 2019.

Annual Cash Incentive Compensation

We provide our executive officers, including our NEOs, with the opportunity to earn annual incentive compensation under our VICC programs, which are established each year pursuant to the ADTRAN, Inc. Variable Incentive Compensation Plan. The VICC programs are designed to motivate and reward executives for their contribution to the Company’s performance during the fiscal year. A significant portion of the total cash compensation that our executive officers are eligible to receive each year is paid through these programs, and thus is dependent upon corporate and, in some instances, individual performance. Within 90 days of the beginning of each fiscal year, the Compensation Committee determines the individuals eligible to receive annual incentive compensation and establishes the terms and conditions of the VICC programs. With respect to Mr. McInnis, the Compensation Committee added him to a VICC program on July 12, 2019, providing that his 2019 VICC award would be based on performance objectives applicable to, and pro-rated for, the remainder of the 2019 fiscal year.

The Compensation Committee based the VICC programs for 2019 on two measures of the Company’s financial and operating performance in 2019: the Company’s “Adjusted EBIT” (defined as the Company’s earnings before interest and tax, determined based on the Company’s audited financial results, and adjusted to remove any restructuring expenses; stock-based compensation expense; acquisition-related expenses, amortization and adjustments; the non-cash change in fair value of equity investments held in the Deferred Compensation Plan; and any other non-GAAP exclusions approved by the Compensation Committee) and the Company’s revenue (collectively, the “Company Performance Measures”). The Compensation Committee chose to utilize the Company Performance Measures in the 2019 VICC programs because we consider these measures to be the most appropriate drivers of stockholder value.

Each NEO was granted a target VICC amount (in dollars and as a percentage of base salary), with the actual incentive earned to be based on the two Company Performance Measures and the achievement of personal goals, as applicable and described below. In determining the target VICC amount for each NEO, the Compensation Committee considered, among other things, the executive’s responsibilities and opportunity to influence the achievement of the Company Performance Measures, as well as the executive’s prior contributions to the Company’s performance. As a matter of policy, we do not disclose specific information regarding the individual goals. The Compensation Committee considered the performance goals to be attainable, but that achievement of such goals would require strong performance and execution.

2019 VICC Program Details

•

VICC for Mr. Stanton and Mr. Shannon: The VICC awards for 2019 were based on the two Company Performance Measures described above. Additional information regarding the potential payouts associated with each of the Company Performance Measures is set forth below:

•

Adjusted EBIT: If the threshold Adjusted EBIT was achieved, the participant would earn 30% of the target award. If the target Adjusted EBIT of $18.9 million was achieved, the participant would earn 50% of the target award. If the maximum Adjusted EBIT was achieved, the participant would earn 100% of the target award.

•

Revenue: If the threshold revenue level was achieved, the participant would earn 0.0005% of the target award. If the target revenue level of $630.0 million was achieved, the participant would earn 50% of the target award. If the maximum revenue level was achieved, the participant would earn 100% of the target award.

Payouts for performance between the threshold and maximum levels were subject to non-linear interpolation. Failure to meet the minimum performance threshold corresponding to a specific performance measure would have resulted in the participant not receiving any portion of the payout award related to such performance measure. In no event could a participant receive more than 100% of the target payout related to each Company Performance Measure and, therefore, not more than 200% of the target VICC. The Compensation Committee believes that it is appropriate to establish a maximum payout that any participant could receive under the VICC programs in order to avoid an excessive payout should Company results or individual performance significantly exceed expectations.

•

VICC for the participants other than Mr. Stanton and Mr. Shannon: The VICC awards were based on the two Company Performance Measures described above and on the achievement of personal goals approved by our CEO where the participants could directly influence the Company’s financial performance. For each of Messrs. Foliano, Scheiterer and Wilson, the maximum percentage of his VICC award that could be earned based on the Company Performance Measures was 175% of the target, and then an additional 25% of target could be earned based on personal goals. For Mr. McInnis, the maximum percentage of his VICC award that could be earned based on Company Performance Measures was 100% of the target, and then an additional 100% of target could be earned based on personal goals. The personal goal elements were not scaled but rather were based on achieving one or more goals. Additional information regarding the potential payouts associated with each of the Company Performance Measures and the personal goal elements is set forth below:

•

Adjusted EBIT: If the threshold Adjusted EBIT was achieved, the participant would earn 30% of the target award. If the target Adjusted EBIT of $18.9 million was achieved, the participant would earn 50% of the target award. If the maximum Adjusted EBIT was achieved, the participant would earn 116.6% of the target award.

•

Revenue: If the threshold revenue level was achieved, the participant would earn 0.0005% of the target award. If the target revenue level of $630.0 million was achieved, the participant would earn 50% of the target award. If the maximum revenue level was achieved, the participant would earn 116.6% of the target award.

•

Personal goal elements (“PGEs”): The percentage of the target award earned based on the achievement of PGEs is calculated by dividing the total number of PGEs achieved by the total number of PGEs applicable for the year. Both of the Company Performance Measures must be achieved in order for the participant to be eligible for the target award based on PGEs, and the potential award based on PGEs is decreased from 25% to 12.5% (or from 50% to 25% for Mr. McInnis) if only one Company Performance Measure is achieved. If neither Company Performance Measure is achieved, the participant is not eligible for an award based on PGEs. The CEO has the discretion to waive certain PGEs during the course of the performance period, in which case it is removed from the achievement calculation.

Payouts related to performance between the threshold and target levels were subject to non-linear interpolation. Failure to meet the minimum performance threshold corresponding to a specific performance measure would have resulted in the participant not receiving any portion of the payout award related to such performance measure. In no event could a participant receive more than 175% (or 100% for Mr. McInnis) of the target payout related to the Company Performance Measures or more than 25% (or more than 100% for McInnis) of the target payout related to the PGEs. Therefore, a participant could not receive more than 200% of the target VICC. The Compensation Committee believes that it is appropriate to establish a maximum payout that any participant could receive under the VICC programs in order to avoid an excessive payout should Company results or individual performance significantly exceed expectations.

2019 Actual Results

In 2019, the Company achieved 0.389% of maximum revenue for 2019, resulting in the eligible NEOs receiving 0.389% of the target award, and the Company did not achieve the threshold Adjusted EBIT level for 2019, resulting in no payout for this performance metric. Each of the NEOs other than Mr. Stanton achieved between 30% and 60% of their personal goal elements, resulting in such individuals receiving the corresponding percentage of the target award attributable to such goals. The individual target VICC awards, including as a percentage of salary, for the NEOs and the amounts earned and paid based on the level of achievement of the Company Performance Measures and the PGEs, as applicable, were as follows:

Named Executive Officer (1)	Target Cash Bonus as a % of Salary		Target Cash Bonus Amount		Bonus Earned based on Adjusted EBIT	Bonus Earned based on Revenue	Bonus Earned based on PGEs	Total Cash Bonus Paid
Thomas R. Stanton	140%		$919,079		$0	$3,575	N/A	$3,575
Michael K. Foliano	45%		$155,539		$0	$454	$8,749	$9,203
Eduard Scheiterer	45%		$139,146		$0	$406	$10,436	$10,842
Jeffrey F. McInnis	67%		$94,795	(2)	$0	$184	$7,110	$7,294
James D. Wilson, Jr.	63	% (3)	$221,613		$0	$647	$16,621	$17,268

(1)	Mr. Shannon is not included in this table, as he forfeited his VICC award upon the termination of his employment with the Company effective July 17, 2019.
(2)	Mr. McInnis was added to the VICC program on July 12, 2019 and his 2019 VICC award was based on performance objectives applicable to, and pro-rated for, the remainder of the 2019 fiscal year.
(3)

Mr. Wilson’s percentage of base salary that he was eligible to earn in the 2019 VICC program increased from 60% to 74% in connection with his appointment as Chief Revenue Officer effective October 11, 2019.

Long-Term Equity Incentive Awards

We compensate our executive officers, including our NEOs, with annual equity awards granted under the ADTRAN, Inc. 2015 Employee Stock Incentive Plan (the “2015 Employee Stock Plan”) in order to align management’s interests and compensation with the long-term interests of stockholders and provide an incentive for them to maintain their relationship with the Company. See “Equity Compensation Plans—2015 Employee Stock Plan” beginning on page 45 for a description of our 2015 Employee Stock Plan. The purpose of the 2015 Employee Stock Plan is to provide equity as a component of executive compensation to ensure competitiveness of our compensation program, to motivate our NEOs and other executives to focus on long-term Company performance, to align executive compensation with stockholder interests and to retain the services of the executives during the vesting period since, in most circumstances, the awards will be forfeited if the executive’s employment terminates before the award vests.

The Compensation Committee intends to grant long-term equity incentive awards at a fixed time each year, generally during the latter part of the year, and to coincide with an open trading window under our insider trading policy. The Compensation Committee also may approve equity incentive awards for individuals at the time of commencement of employment, promotion or other change in responsibilities.

2019 Equity Grants

The total equity incentive award granted to each NEO (except Mr. Shannon, whose employment with the Company terminated effective July 17, 2019) in 2019 was based on a total value derived from a percentage of the executive’s base salary. Each NEO received 50% of this total value in time-based RSUs and 50% of this total value in performance shares, with the number of RSUs and performance shares calculated by dividing the dollar amount of such compensation by an amount equal to the closing price of our common stock on the trading day immediately preceding the date of grant, or November 15, 2019. Based upon the formulas described above, the Compensation Committee approved 2019 grants of time-based RSUs and performance shares to the NEOs as follows:

Named Executive Officer	Total Amount of Equity Grant (and % of base salary)		Dollar Value of Time-Based RSUs (1)	Number of Time-Based RSUs	Dollar Value of Performance Shares (1)	Target Number of Performance Shares
Thomas R. Stanton	$1,234,192	(188%)	$617,095	66,713	$617,095	66,713
Michael K. Foliano	$269,600	(78%)	$134,800	14,573	$134,800	14,573
Eduard Scheiterer	$185,528	(60%)	$92,768	10,029	$92,768	10,029
Jeffrey F. McInnis (2)	$180,000	(60%)	$90,000	9,730	$90,000	9,730
James D. Wilson, Jr.	$273,638	(78%)	$136,817	14,791	$136,817	14,791

(1)

Because the Company uses the closing price of our common stock on the trading day immediately preceding the day of grant in order to determine the number of time-based RSUs and performance shares granted to each individual, these dollar values do not equal the grant date fair market value of such awards as disclosed in the Summary Compensation Table on page 38.

(2)

Mr. McInnis also received a new hire grant of 7,150 time-based RSUs on January 18, 2019, which had a dollar value of $84,871 based on the closing price of our common stock on the trading day immediately preceding the date of grant.

The Compensation Committee’s process for determining the amounts of the incentive equity awards begins with a consideration of the overall dollar level of value that the Committee determines is appropriate, taking into account the estimated expense to the Company of the awards and the earnings per share impact of that expense. We typically establish an internal target for the aggregate expense from Company-wide equity awards, which, based on our review of industry data as discussed above, we believe is at the low end of the expense levels incurred by our competitors. This dollar value is then translated into a number of shares of our common stock based on the current range of the stock’s market price. Based on this process, the Committee established a pool of up to 680,832 RSUs and performance shares to be granted to all participants in the 2015 Employee Stock Plan in November 2019. The 231,672 RSUs and performance shares granted to the NEOs in 2019 are included in this total. The Compensation Committee allocated the pool of RSUs and performance shares among the different functions throughout the Company based on the importance and performance of the function and considerations such as retention and competitive compensation levels. The Committee also considered the recommendations of our CEO with respect to the awards to other executives and employees, as well as individual and Company performance during 2018 and 2019.

2019 Time-Based RSUs

The time-based RSUs granted to our NEOs in 2019 vest over four years, with 25% vesting on each of the first four anniversaries of the grant date. Vesting is subject to the NEO continuing to be employed on the applicable vesting date and the time-based RSUs are settled through the delivery of one share of common stock for each vested RSU.

2019 Performance Shares

The number of performance shares earned by the NEOs is based on our relative TSR against a peer group over a three-year performance period, or from November 15, 2019 to November 15, 2022. For the 2019 performance share awards, the Compensation Committee chose to continue to use the companies in the Nasdaq Telecommunications Index as the peer group for TSR measurement purposes. The Committee chose this index based on the fact that it contains a significant number of companies and is a broad sample of our industry. Depending on our relative TSR over the performance period, the NEOs may earn from 0% of the number of target performance shares if the relative TSR performance is not at least equal to the 20th percentile of the peer group to 150% of the number of target performance shares if relative TSR performance equals or exceeds the 80th percentile of the peer group, based on the sliding scale shown below (approximately 2.5% of the target award is earned for each 1 percentile increase up to 100% of the target award and then approximately 1.67% of the target award is earned for each 1 percentile increase up to 150% of the grant):

ADTRAN’s TSR Performance Relative to its Peer Group (expressed as a percentile)	Performance Shares Earned (expressed as a percentage of target)
Less than 20th percentile	0%
20th percentile	25%
25th percentile	38%
30th percentile	50%
35th percentile	63%
40th percentile	75%
45th percentile	88%
50th percentile	100%
55th percentile	108%
60th percentile	117%
65th percentile	125%
70th percentile	133%
75th percentile	142%
80th or more percentile	150%

Earned performance shares are issued at the end of the three-year performance period, and after that time there is no additional holding period for the shares. Under the award agreements, a portion of the granted performance shares also vest and become issuable upon the death or disability of a recipient or upon a change in control of the Company, as discussed in more detail below under the heading “Potential Payments Upon Termination or Change in Control.” The recipients of the performance shares under the award agreements receive dividend credits based on the shares of common stock underlying the performance shares. The dividend credits are vested, earned and distributed in cash upon issuance of the earned performance shares. Recipients may choose to defer shares under the Deferred Compensation Plan instead of receiving the shares at the time they are entitled to distribution of the shares.

The 2016 grant of performance shares vested in November 2019, and the Compensation Committee certified at that time that the Company’s TSR relative to its peer group over the performance period was 18.1%. As a result, the recipients did not earn any of the performance shares originally granted in 2016 and the dividend credits accrued on such earned performance shares were reversed and not paid.

Overlay Performance Share CAGR Awards (Three-Year Award Program)

In January 2017, as part of the Compensation Committee’s efforts to bring the Company’s executive compensation more in line with the median range of its competitors, the Compensation Committee established an additional equity incentive program aligned with the Company’s long-term strategic plan. The Committee made a grant of performance shares to our executive officers, including the NEOs, under the 2015 Employee Stock Plan, which performance shares were eligible to be earned at the end of the three-year performance period ended December 31, 2019 (the “2017 Overlay Plan”). The 2017 Overlay Plan provided that if the compound annual growth rate (“CAGR”) of the Company’s Adjusted EBIT (as defined above under “Elements of 2019 Executive Compensation—Annual Cash Incentive Compensation”) over the three-year performance period reached the performance levels noted below, the award recipients would be issued a corresponding number of shares of the Company’s common stock:

•	If the CAGR of Adjusted EBIT was at least 21.84% but less than 25%, the recipients would receive 100% of the target performance shares.

•	If the CAGR of Adjusted EBIT was at least 25% but less than 27.8%, the recipients would receive 121.4% of the target performance shares.

•	If the CAGR of Adjusted EBIT was 27.8% or more, the recipients would receive 142.9% of the target performance shares.

Under the 2017 Overlay Plan, no performance shares would be earned if, at the end of the third year, the minimum threshold level of CAGR was not attained. In determining to use the CAGR of Adjusted EBIT, the Compensation Committee selected a challenging performance metric that it believed was closely aligned with an increase in the Company’s stock price, and, therefore, an increase in TSR.

We believe that the periodic use of a supplemental compensation program such as the 2017 Overlay Plan is particularly valuable for us and for our stockholders because of the strength of the alignment it provides between incentives for executives and increases in stockholder value. This alignment is created because the Company’s executives receive shares under the 2017 Overlay Plan only, if at all, at the end of the third year of the performance period, but stockholders receive the benefit of the increased CAGR in each of the three years, regardless if the Company ultimately attains the threshold amount at the end of the third year. The Compensation Committee concluded that if the performance goals under the 2017 Overlay Plan were achieved, then the Company would have provided significant value to its stockholders, thereby aligning the executives’ performance with stockholder return.

Actual Results of 2017 Overlay Plan

In January 2020, the Compensation Committee considered the CAGR of Adjusted EBIT over the three-year performance period from January 1, 2017 through December 31, 2019 compared to the performance goals set forth above and concluded that no performance shares were earned under the 2017 Overlay Plan. Because of the value that our directors see in using supplemental compensation programs on a periodic basis, the Board of Directors again granted performance shares under the 2015 Employee Stock Plan pursuant to an equity overlay plan in 2020.

2020 Compensation Actions1

Base Salaries

At a meeting of the Compensation Committee held on January 17, 2020, the Compensation Committee reviewed the base salaries of our executive officers, other than Mr. Scheiterer and Mr. McInnis, taking into account the considerations described above. Mr. Stanton recommended to the Compensation Committee the base salaries of Mr. Scheiterer and Mr. McInnis, which salaries were approved by the Compensation Committee on March 6, 2020. The Committee approved the following base salaries for the NEOs:

Named Executive Officer	2019 Base Salary	Percentage Increase		2020 Base Salary
Thomas R. Stanton	$656,485	3%		$676,179
Michael K. Foliano	$345,641	5%		$362,923
Eduard Scheiterer	$309,214	2%		$316,636
Jeffrey F. McInnis	$300,000	3%		$310,000
James D. Wilson, Jr.	$350,818	0	% (1)	$350,818

(1)	The Compensation Committee did not increase Mr. Wilson’s base salary due to the fact that he received a promotion in 2019 and an increase in variable compensation for 2020.

Annual Cash Incentive Compensation

Also on January 17, 2020, the Compensation Committee established the VICC programs for 2020 pursuant to the ADTRAN, Inc. Variable Incentive Compensation Plan. The Committee chose to continue to base the VICC programs for 2020 on the Company Performance Measures – the Company’s Adjusted EBIT and the Company’s revenue – as the Committee believes that these performance metrics ensure management’s focus on improving the Company’s profitability. Each NEO was granted a target VICC amount (in dollars and as a percentage of base salary), and the target VICC amount for each of Mr. Scheiterer and Mr. McInnis was recommended by Mr. Stanton and approved by the Compensation Committee on March 6, 2020.

The actual payouts of the VICC awards, if any, are based 50% on each of the two Company performance measures. Additionally, the participants other than Mr. Stanton and Mr. Foliano can earn up to 25% of their target VICC through achievement of personal goals approved by our CEO. As with prior years, the Committee established specific performance targets aligned with the Company’s own internal goals. Failure to meet the minimum performance threshold corresponding to a specific performance measure will result in the participant not receiving any portion of the payout award related to such performance measure. In no event can a participant earn more than 200% of the target VICC.

Long-Term Equity Incentive Awards

The Compensation Committee intends to grant long-term equity incentive awards to our executive officers, including the NEOs, for the reasons set forth above under “Elements of 2019 Executive Compensation—Long-Term Equity Incentive Awards.” These equity awards are typically granted during the latter part of the year, and to coincide with an open trading window under our insider trading policy. The Committee intends to base the total equity incentive award granted to each NEO on a total value derived from a percentage of the executive’s base salary. The Committee intends to continue to grant 50% of each NEO’s total value in time-based RSUs and 50% of each NEO’s total value in performance shares, with the terms of such awards to be established by the Committee on the date of grant.

[1]	For purposes of this discussion of 2020 compensation actions, the term “NEOs” excludes Mr. Shannon, as his employment with the Company terminated effective July 17, 2019.

Overlay Performance Share Awards (Three-Year Award Program)

Also on March 6, 2020, the Board of Directors approved an additional grant of performance shares to our executive officers, including the NEOs, which performance shares are eligible to be earned in each year of the three-year performance period ending December 31, 2022 (the “2020 Overlay Plan”). The grants were made under the 2015 Employee Stock Plan. The 2020 Overlay Plan provides that if the Company’s Adjusted EBIT over the three-year performance period reaches a certain performance level (the “2020 Overlay Performance Target”), the award recipients will be issued a corresponding number of shares of the Company’s common stock. Under the 2020 Overlay Plan, no performance shares will be earned if the minimum threshold level of Adjusted EBIT has not been attained in any year of the three-year performance period. If the Company achieves the 2020 Overlay Performance Target as of December 31, 2020 or December 31, 2021, the award recipients will earn the target performance shares, which shares will not be issued until the end of the three-year performance period. The Board believes that using a supplemental compensation program such as the 2020 Overlay Plan on a periodic basis increases the alignment between executive compensation and stockholder returns, and has the potential to incentivize significant value to the Company’s stockholders.

Benefits and Perquisites

We maintain general broad-based employee benefit plans in which our executives, including the NEOs participate, such as a medical insurance plan, a 401(k) plan, and life and disability insurance programs. These benefits are provided as part of the basic conditions of employment for all of our eligible employees, and therefore providing them to our executive officers does not represent a significant incremental cost to us. In addition, we believe that providing these basic benefits is necessary for us to attract talented executives. The Company’s 401(k) plan allows eligible employees to contribute up to 60% of their pre-tax earnings up to the statutory limit prescribed by the Internal Revenue Service. After one year of service, the Company matches a discretionary amount determined by the Board of Directors. In 2019, we matched employee contributions equal to 100% of the first 3% contributed and 50% of the next 2% contributed up to a maximum matching contribution of 4%.

We also maintain a Deferred Compensation Plan, which is described under the Nonqualified Deferred Compensation table below. This plan permits executives, including the NEOs, and directors to voluntarily defer a portion of their income and performance shares and save money for retirement on a tax-deferred basis. Although the plan permits discretionary employer contributions, to date we have not made any contributions to this plan. Therefore, this plan provides a valuable benefit to executives and directors at no cash cost to us.

As described in more detail under “Potential Payments Upon Termination or Change in Control” below, we provide limited benefits to participants in our equity incentive plans and our VICC programs, including the NEOs, upon a change in control or upon termination of employment for specified reasons (provided, in some cases, that termination must be a “separation from service” as defined in Section 409A of the Internal Revenue Code). All of these benefits are consistent with the basic benefits provided by the companies with which we compete for executive talent and help us to attract valuable executives. These benefits help to provide additional security that executives may need and reward loyal service in situations that create insecurity and present special challenges for executives.

The Company provides limited perquisites to the NEOs that it believes are reasonable and consistent with its overall compensation program. The Compensation Committee periodically reviews the level of perquisites provided to the NEOs. Perquisites provided to the NEOs in 2019 are as set forth in the “All Other Compensation” column of the Summary Compensation Table on page 38 and in footnote 3 to such table.

Employment Arrangements

The Company often provides employment offer letters to senior level employees located in the United States at their respective times of hire, including with individuals who are our U.S.-based executive officers. The letters generally specify the individual’s initial title with the Company and set forth general terms of the individual’s expected compensation, including providing for an initial base salary and the right to participate in employee benefit plans provided by the Company, as well as, in some circumstances, the opportunity to participate in the VICC program, a hiring or relocation bonus, equity incentive awards and relocation expenses. With respect to our NEOs, Mr. McInnis’s employment offer letter dated November 29, 2018 was the only one of these letters that continued to apply to compensation arrangements with an NEO during 2019. Mr. McInnis’s employment offer letter, which was entered into in connection with our acquisition of SmartRG, specified his compensation arrangements through the first quarter of 2019.

Mr. Scheiterer served as Senior Vice President of Global Research and Development of the Company pursuant to a Secondment Agreement between the Company and ADTRAN GmbH, dated January 1, 2016 (the “Secondment Agreement”). The Secondment Agreement provided for Mr. Scheiterer’s secondment from ADTRAN GmbH to the Company until December 31, 2019. During the secondment, he continued to participate in the ADTRAN GmbH retirement savings plan and, to the extent permissible, continued to be covered under ADTRAN GmbH’s life and disability insurance plans, although he was also entitled to participate in the Company’s U.S. health and welfare plans, the VICC and the long-term equity incentive programs. The Company reimbursed Mr. Scheiterer for all income taxes due in the U.S. and Germany; however, his compensation was reduced by his hypothetical German tax liability. Mr. Scheiterer was entitled to tax advice and tax return preparation services, as well as 30 days of vacation annually and certain expatriate allowances, which are summarized in footnote 3 to the Summary Compensation Table on page 38. The Company and Mr. Scheiterer mutually agreed to an early termination of the secondment, effective July 14, 2019, and Mr. Scheiterer entered into a Service Agreement with ADTRAN GmbH, dated June 25, 2019 (the “Service Agreement”), which supersedes and replaces any agreements with the Company. Pursuant to the Service Agreement, Mr. Scheiterer continues to serve as Senior Vice President of Global Research and Development of the Company. The Service Agreement provides for a minimum base salary and target bonus pursuant to the VICC programs, as well as the opportunity to participate in the 2015 Employee Stock Plan and various employee benefits provided by the Company.

Mr. Shannon’s employment with the Company terminated effective July 17, 2019 (the “Separation Date”) pursuant to a Separation Agreement and General Release entered into between the Company and Mr. Shannon on June 7, 2019, which became effective on June 15, 2019 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Shannon is subject to certain restrictive covenants, including non-competition and non-solicitation restrictions for a period of eighteen months following the Separation Date, as well as customary confidentiality and non-disparagement restrictions. As consideration for his execution of the Separation Agreement, Mr. Shannon received an aggregate lump sum payment of approximately $0.2 million, representing the equivalent of six months’ pay, less withholdings, and six months of insurance coverage premiums. Additionally, all of Mr. Shannon’s unvested time-based RSUs vested, and the Company agreed to extend the expiration dates of his vested stock options to twelve months after the Separation Date.

Clawback Policy

The Board has adopted a policy providing that, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Company will recover incentive-based compensation paid to current or former executive officers of the Company during the three years prior to the date as of which the accounting restatement is required, to the extent that any of that compensation was based upon the erroneous data that made the restatement necessary. Under this policy, incentive-based compensation includes stock options, performance shares, and other cash or equity-based compensation awards. To implement this policy, the Board has entered into a Clawback Agreement with each of the NEOs providing for their agreement to such repayment.

Policy Against Hedging Instruments and Pledging

Under the Company’s Insider Trading Policy, certain employees, including executive officers, and directors of the Company, as well as their immediate family members and entities over which such persons exercise control, are prohibited from entering into hedging or monetization transactions or similar arrangements that are designed to hedge or offset any decrease in the market value of equity securities of the Company held directly or indirectly by the employee or director. Additionally, certain employees, including executive officers, and directors are prohibited from short-term and options trading, holding Company securities in a margin account or pledging Company securities as collateral for a loan.

Tax Considerations

Section 162(m) of the Internal Revenue Code limits the tax deductibility of compensation over $1 million paid to the Company’s CEO and certain other executive officers. Prior to the enactment of the 2017 Tax Cuts and Jobs Act, which was signed into law on December 22, 2017 (the “Tax Act”), an exception to the $1 million deduction limit existed for qualified performance-based compensation. The Tax Act repealed this exception for performance-based compensation and, as a result, all compensation in excess of $1 million paid to specified executives is not deductible for fiscal years beginning after December 31, 2017, except for certain eligible performance-based compensation arrangements entered into prior to November 2, 2017.

With the enactment of the Tax Act, the Compensation Committee has reviewed and assessed the impact of the new law on our compensation programs and design. While the Committee may consider the deductibility of awards as one factor in determining executive compensation, the Committee also looks at other factors in making its decisions, as noted above, and believes it is important to preserve flexibility in administering its compensation program in a manner designed to promote varying corporate goals. Accordingly, where it is deemed necessary and in the best interests of the Company to attract and retain executive talent, the Committee may approve compensation that is not deductible by the Company for tax purposes.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Kathryn A. Walker, Chairman
H. Fenwick Huss
Gregory J. McCray
Balan Nair

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 2019, December 31, 2018 and December 31, 2017, the total compensation paid to or earned by each of the Company’s NEOs. Additional information about our executive compensation program can be found in the Compensation Discussion and Analysis contained in this Proxy Statement.

				Stock Awards ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Annual Stock Award (1(a))	Overlay Plan Stock Award (3 Year Award) (1(b))	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Thomas R. Stanton Chief Executive Officer	2019	656,485	—	1,290,896	—	—	3,575	—	11,200	1,962,156
	2018	656,485	—	1,324,616	—	—	—	—	17,192	1,998,293
	2017	637,364	—	1,223,362	2,100,000	—	450,275	—	28,527	4,439,528
Michael K. Foliano Senior Vice President of Finance, Chief Financial Officer and Corporate Secretary	2019	344,867	—	281,987	—	—	9,203	—	11,200	647,257
	2018	335,574	—	216,115	—	—	37,752	—	17,513	606,954
	2017	325,800	—	199,583	699,985	—	73,813	—	14,566	1,313,747
Eduard Scheiterer Senior Vice President of Research and Development	2019	347,100	—	194,061	—	—	10,842	—	415,887	967,890
	2018	300,208	—	193,349	—	—	—	—	518,961	1,012,518
	2017	291,464	—	178,563	699,985	—	82,428	—	466,784	1,719,224
Jeffrey F. McInnis (4) Senior Vice President of Subscriber Solutions & Experience	2019	268,365		273,290	—	—	13,544	—	146,414	701,613
James D. Wilson, Jr. Chief Revenue Officer	2019	350,032	—	286,206	—	—	17,268	—	—	653,506
	2018	340,600	—	285,100	—	—	—	—	12,246	637,946
	2017	330,679	—	263,318	699,985	—	124,692	—	14,821	1,433,495
Roger D. Shannon (5) Former Vice President of Treasury and Corporate Development	2019	197,284	—	—	—	—	—	—	212,226	409,510
	2018	383,469	—	321,036	—	—	—	—	13,377	717,882
	2017	372,300	—	296,484	699,985	—	140,386	—	13,332	1,522,487

(1)	(a)

Represents the aggregate grant date fair value of annual stock awards made during 2019, 2018 and 2017, including grants of time-based RSUs and performance shares, computed in accordance with the Stock Compensation Topic of the FASB Accounting Standards Codification (“ASC”). The grant date fair values of the time-based RSUs are based on the market price of our common stock on the date of grant. The grant date fair values of the performance shares are based on the probable outcome of the performance conditions as of the grant dates (taking into account a Monte Carlo simulation applicable to the market-based performance metric), or $10.03 for the performance shares granted to the NEOs in 2019, $16.59 for the performance shares granted to the NEOs in 2018 and $24.17 for the performance shares granted to the NEOs in 2017. For a description of the assumptions used to determine these amounts, see the Stock-Based Compensation note to the consolidated financial statements in our Annual Report on Form 10-K for each of the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017. The maximum values of the performance share awards (calculated by multiplying the maximum potential number of performance shares that could be earned by the grant date fair values set forth above) are: for Mr. Stanton, $1,003,697, $925,823 and $845,362 for the 2019, 2018 and 2017 awards, respectively; for Mr. Foliano, $219,251, $151,051 and $137,915 for the 2019, 2018 and 2017 awards, respectively; for Mr. Scheiterer, $150,886, $135,138 and $123,390 for the 2019, 2018 and 2017 awards, respectively; for Mr. McInnis, $146,388 for the 2019 award; for Mr. Wilson, $222,531, $199,267 and $181,956 for the 2019, 2018 and 2017 awards, respectively; and for Mr. Shannon, $224,384 and $204,875 for the 2018 and 2017 awards, respectively, as he did not receive a grant of performance shares in 2019.

(b)

Represents the aggregate grant date fair value of the performance share awards granted pursuant to the 2017 Overlay Plan computed in accordance with the Stock Compensation Topic of the FASB ASC, based on the market price of our common stock on the date of grant. For a description of the assumptions used to determine these amounts, see the Stock-Based Compensation note to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The maximum values of the performance share awards granted under the 2017 Overlay Plan (calculated by multiplying the maximum potential number of performance shares that could have been earned by the grant date fair value) are: for Mr. Stanton, $2,999,990; for Mr. Foliano, $999,960; for Mr. Scheiterer, $999,960; for Mr. Wilson, $999,960; and for Mr. Shannon, $999,960. In January 2020, the Compensation Committee considered the CAGR of Adjusted EBIT over the three-year performance period from January 1, 2017 through December 31, 2019 compared to the established performance goals and concluded that no performance shares were earned under the 2017 Overlay Plan.

(2)

Represents compensation earned pursuant to the 2019 VICC programs established under the ADTRAN, Inc. Variable Incentive Compensation Plan. The annual cash incentive awards are based on pre-established, performance-based targets and, therefore, are reportable as “Non-Equity Incentive Plan Compensation” rather than as “Bonus.” For a description of the annual cash incentive awards, see “Elements Used to Achieve Compensation Objectives—Annual Cash Incentive Compensation” beginning on page 27. For Mr. McInnis, this amount includes $6,250 earned by Mr. McInnis pursuant to a Management-By-Objective program applicable to the first quarter of 2019 that was established in November 2018 in connection with the Company’s acquisition of SmartRG, Inc.

(3)	All Other Compensation for 2019 for each NEO consists of the following:

Name	Company Contributions to 401(k) Plan ($) (a)	Severance Payments ($) (b)	Perquisites ($) (c)	Total ($)
Thomas R. Stanton	11,200	—	—	11,200
Michael K. Foliano	11,200	—	—	11,200
Eduard Scheiterer	—	—	415,887	415,887
Jeffrey F. McInnis	11,183	—	135,231	146,414
James D. Wilson, Jr.	—	—	—	—
Roger D. Shannon	7,744	204,482	—	212,226

(a)

Represents the Company’s contributions in 2019 to each NEO’s 401(k) retirement plan account. For 2019, the Company’s 401(k) plan required us to match 100% of an employee’s contributions to the plan up to the first 3% of such employee’s annual compensation and 50% of an employee’s contributions to the plan up to the next 2% of such employee’s annual compensation, for a total company match of up to 4% of an employee’s contribution. Compensation that may be considered in calculating the contribution amount for each employee was limited to $280,000 for 2019.

(b)

Represents severance payments made to Mr. Shannon pursuant to the terms of the Separation Agreement and General Release entered into between Mr. Shannon and the Company on June 7, 2019. See “Employment Arrangements” beginning on page 35 for a complete discussion of the arrangement.

(c)

For Mr. Scheiterer, this amount includes housing, tax and other allowances related to his U.S. assignment of $191,689 and jurisdictional tax equalization of $224,198. For Mr. McInnis, this amount represents relocation expenses.

(4)	Mr. McInnis joined the Company on November 30, 2018.
(5)

Mr. Shannon is a NEO as he served as the Company’s principal financial officer during a portion of 2019. He was no longer an executive officer of the Company effective March 6, 2019 and his employment with the Company terminated effective July 17, 2019. Mr. Shannon forfeited his award under the 2019 VICC program upon his termination of employment. See “Potential Payments Upon Termination or Change in Control” beginning on page 47 for a complete discussion of the payments and benefits that Mr. Shannon received upon his termination of employment.

Grants of Plan-Based Awards in 2019

The following table provides certain information regarding the annual cash incentive compensation and equity incentive awards granted to our NEOs during the fiscal year ended December 31, 2019.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)						Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (4)
		Threshold ($)		Target ($)		Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
Thomas R. Stanton	—	5		919,079		1,838,158		—	—	—	—	—	—	—
	11/15/2019	—		—		—		—	—	—	66,713	—	—	621,765
	11/15/2019	—		—		—		16,678	66,713	100,069	—	—	—	669,131
Michael K. Foliano	—	1		155,539		311,078		—	—	—	—	—	—	—
	11/15/2019	—		—		—		—	—	—	14,573	—	—	135,820
	11/15/2019	—		—		—		3,643	14,573	21,860	—	—	—	146,167
Eduard Scheiterer	—	1		139,147		278,294		—	—	—	—	—	—	—
	11/15/2019	—		—		—		—	—	—	10,029	—	—	93,470
	11/15/2019	—		—		—		2,507	10,029	15,043	—	—	—	100,591
Jeffrey F. McInnis	—	3,125	(5)	12,500	(5)	12,500	(5)	—	—	—	—	—	—	—
	—	0		94,795		189,590		—	—	—	—	—	—	—
	1/18/2019	—		—		—		—	—	—	7,150	—	—	85,014
	11/15/2019	—		—		—		—	—	—	9,730	—	—	90,684
	11/15/2019	—		—		—		2,433	9,730	14,595	—	—	—	97,592
James D. Wilson, Jr.	—	1		221,613		443,227		—	—	—	—	—	—	—
	11/15/2019	—		—		—		—	—	—	14,791	—	—	137,852
	11/15/2019	—		—		—		3,698	14,791	22,187	—	—	—	148,354
Roger D. Shannon (6)	—	1		230,081		460,162		—	—	—	—	—	—	—

(1)

Except as described in footnote 5 below, the amounts shown in these columns reflect the threshold, target and maximum amounts potentially payable to each NEO under our 2019 VICC programs for 2019, as described above under “Elements of 2019 Executive Compensation—Annual Cash Incentive Compensation.” The actual amount earned in 2019 by each NEO under the 2019 VICC programs is reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 38.

(2)

The amounts shown in these columns reflect the threshold, target and maximum amounts potentially payable to each NEO who received a three-year performance share award in November 2019 under the 2015 Employee Stock Plan, as described above under “Elements of 2019 Executive Compensation—Long-Term Equity Incentive Awards.” The number of unearned shares outstanding under such performance share awards is reflected in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column of the Outstanding Equity Awards at 2019 Fiscal Year-End table on page 42.

(3)

The amounts shown in this column reflect the number of time-based RSUs granted to each NEO on the grant dates indicated under the 2015 Employee Stock Plan. The awards vest in four annual installments of one-fourth each on the first four anniversaries of the date of grant.

(4)

With respect to the time-based RSUs granted to each NEO on the grant dates indicated, the value shown in this column is the grant date fair value of the full award. With respect to the performance shares granted to each NEO on November 15, 2019, the value shown in this column is the grant date fair value of the target award (calculated by multiplying the target number of performance shares by $10.03, which is based on the probable outcome of the performance conditions as of the date of grant, taking into account a Monte Carlo simulation applicable to the market-based performance metric). For a description of the assumptions used to determine these amounts, see the Stock-Based Compensation note to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. There can be no assurance that the grant date fair value will ever be realized.

(5)

The amounts shown reflect the threshold, target and maximum amounts potentially payable to Mr. McInnis pursuant to a Management-By-Objective program applicable to the first quarter of 2019 that was established in November 2018 in connection with the Company’s acquisition of SmartRG, Inc.

(6)

Mr. Shannon’s 2019 VICC award was forfeited upon his termination of employment. He did not receive a grant of time-based RSUs or performance shares on November 15, 2019, as he was no longer an executive officer of the Company effective March 6, 2019 and his employment with the Company terminated effective July 17, 2019.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held by our NEOs as of December 31, 2019.

		Option Awards				Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Number of Shares or Units of Stock That Have Not Vested (#) (3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)
Thomas R. Stanton	11/6/2010	71,225	—	—	33.70	—	—	—	—
	8/31/2011	75,366	—	—	30.36	—	—	—	—
	11/3/2012	75,366	—	—	16.97	—	—	—	—
	11/2/2013	75,366	—	—	23.64	—	—	—	—
	11/14/2014	94,207	—	—	18.97	—	—	—	—
	11/14/2015	94,207	—	—	15.33	—	—	—	—
	11/12/2016	—	—	—	—	7,270	71,900	—	—
	11/11/2017	—	—	—	—	13,649	134,989	8,669	85,736
	11/9/2018	—	—	—	—	31,986	316,342	21,989	217,471
	11/15/2019	—	—	—	—	66,713	659,791	66,713	659,791
Michael K. Foliano	11/6/2010	18,933	—	—	33.70	—	—	—	—
	8/31/2011	18,062	—	—	30.36	—	—	—	—
	11/3/2012	18,062	—	—	16.97	—	—	—	—
	11/2/2013	18,062	—	—	23.64	—	—	—	—
	11/14/2014	22,578	—	—	18.97	—	—	—	—
	11/14/2015	22,578	—	—	15.33	—	—	—	—
	11/12/2016	—	—	—	—	1,276	12,620	—	—
	11/11/2017	—	—	—	—	2,227	22,025	1,414	13,984
	11/9/2018	—	—	—	—	5,219	51,616	3,588	35,485
	11/15/2019	—	—	—	—	14,573	144,127	14,573	144,127
Eduard Scheiterer	7/10/2012	13,900	—	—	27.75	—	—	—	—
	11/2/2013	4,550	—	—	23.64	—	—	—	—
	11/14/2014	10,000	—	—	18.97	—	—	—	—
	11/14/2015	19,980	—	—	15.33	—	—	—	—
	11/12/2016	—	—	—	—	1,153	11,403	—	—
	11/11/2017	—	—	—	—	1,992	19,701	1,265	12,511
	11/9/2018	—	—	—	—	4,669	46,176	3,210	31,747
	11/15/2019	—	—	—	—	10,029	99,187	10,029	99,187
Jeffrey F. McInnis	1/18/2019	—	—	—	—	7,150	70,714	—	—
	11/15/2019	—	—	—	—	9,730	96,230	9,730	96,230
James D. Wilson, Jr.	11/6/2010	18,933	—	—	33.70	—	—	—	—
	8/31/2011	20,034	—	—	30.36	—	—	—	—
	11/2/2013	20,034	—	—	23.64	—	—	—	—
	11/14/2014	25,043	—	—	18.97	—	—	—	—
	11/14/2015	18,782	—	—	15.33	—	—	—	—
	11/12/2016	—	—	—	—	1,618	16,002	—	—
	11/11/2017	—	—	—	—	2,939	29,067	1,866	18,455
	11/9/2018	—	—	—	—	6,885	68,093	4,733	46,809
	11/15/2019	—	—	—	—	14,791	146,283	14,791	146,283
Roger D. Shannon (6)	11/14/2015	22,500	—	—	15.33	—	—	—	—

(1)	The stock options granted under the 2006 Employee Stock Plan and the 2015 Employee Stock Plan expire ten years from the date of grant.
(2)	The stock options granted under the 2006 Employee Stock Plan and the 2015 Employee Stock Plan vested 25% on each of the first four anniversaries of the date of grant.
(3)	The time-based RSUs granted under the 2015 Employee Stock Plan vest 25% on each of the first four anniversaries of the date of grant.
(4)

The market value is based on the closing price of our common stock on Nasdaq on December 31, 2019, the last trading day of 2019, of $9.89, multiplied by the number of unvested time-based RSUs or unearned performance shares, as applicable.

(5)

The amounts in this column equal the number of unearned performance shares granted under the 2015 Employee Stock Plan (a) at the projected level of achievement as of December 31, 2019 for the performance shares awarded in each of 2017 and 2018 and (b) at the target performance level for the performance shares awarded in 2019. The performance shares are earned based on our relative TSR over a three-year performance period. Therefore, the amounts indicated are not necessarily indicative of the amounts that may actually be earned by the individual executives. For a description of the performance shares granted in 2019, see “Elements of 2019 Executive Compensation—Long-Term Equity Incentive Awards” on page 30.

(6)

The amounts presented for Mr. Shannon reflect his outstanding vested stock options as of the date his employment with the Company terminated, or July 17, 2019; however, the outstanding time-based RSUs for which vesting was accelerated upon his termination of employment and the unvested equity that was forfeited upon his termination are excluded.

Option Exercises and Stock Vested in 2019

The following table sets forth information with respect to RSUs that vested for the NEOs during the fiscal year ended December 31, 2019. None of the NEOs exercised any stock options during 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)		Value Realized on Vesting ($) (2)
Thomas R. Stanton	—	—	24,751		239,143
Michael K. Foliano	—	—	4,125		39,861
Eduard Scheiterer	—	—	3,702		35,774
Jeffrey F. McInnis	—	—	—		—
James D. Wilson, Jr.	—	—	5,377		51,955
Roger D. Shannon	—	—	19,008	(3)	300,707	(3)

(1)

Represents the time-based RSUs that vested in 2019, which RSUs vest 25% on each of the first four anniversaries of the respective date of grant. There were no performance shares earned in 2019 pursuant to the three-year performance share awards granted on November 12, 2016, as the Company did not satisfy the threshold level of relative TSR over a three-year performance period. Additionally, there were no performance shares earned pursuant to the three-year 2017 Overlay Plan awards granted in January 2017, as the Company’s CAGR of Adjusted EBIT over the performance period from January 1, 2017 through December 31, 2019 did not reach the performance goals established by the Compensation Committee.

(2)	The value realized upon the vesting of the time-based RSUs is calculated based upon the closing price of our common stock on Nasdaq on the applicable vesting dates.
(3)

Pursuant to Mr. Shannon’s Separation Agreement (as described above under “Employment Arrangements”), Mr. Shannon’s unvested time-based RSUs were automatically vested as of the termination of his employment with the Company effective July 17, 2019, and the value realized upon vesting is calculated based on the closing price of our common stock on Nasdaq on such date. All other unvested awards were forfeited upon his termination.

Equity Compensation Plans

2006 Employee Stock Incentive Plan

In 2006, we adopted the ADTRAN, Inc. 2006 Employee Stock Incentive Plan, as amended (the “2006 Employee Stock Plan”), under which awards of stock options, performance-based restricted stock units (“performance shares”) and restricted stock were granted to certain of our employees pursuant to the terms of award agreements. The 2006 Employee Stock Plan expired in January 2016, so no additional awards are available for issuance. Outstanding awards granted prior to the expiration remain subject to the terms of the 2006 Employee Stock Plan.

Change of Control and Other Transactions. Upon a change of control (as defined in the 2006 Employee Stock Plan), which includes a reorganization or other corporate transaction, any outstanding awards shall immediately become fully exercisable or vested, unless otherwise determined by the Compensation Committee and set forth in the applicable award agreement. See “Potential Payments Upon Termination or Change in Control.” In the event of a reorganization or other corporate transaction, the Compensation Committee may decide that awards will apply to securities of the resulting corporation, that any or all options will be immediately exercisable, that options will be immediately exercisable and terminate after 30 days’ notice to holders, and/or that awards of restricted stock or restricted stock units will become immediately fully vested.

Amendment and Termination. Our Board of Directors may amend or terminate any award agreement entered into pursuant to the 2006 Stock Incentive Plan at any time. However, no amendment may adversely affect the rights of holders of outstanding awards without their consent, and no award agreement may be amended to reprice any award.

2010 Directors Stock Plan

In 2010, we adopted the ADTRAN, Inc. 2010 Directors Stock Plan, as amended (the “2010 Directors Stock Plan”), under which awards of restricted stock and nonqualified stock options were granted to our non-employee directors, including a director emeritus providing advisory services to the Company, pursuant to the terms of award agreements. The 2010 Directors Stock Plan expired in January 2020, so no additional awards are available for issuance. Outstanding awards granted prior to the expiration remain subject to the terms of the 2010 Directors Stock Plan. The Board of Directors adopted the ADTRAN, Inc. 2020 Directors Stock Plan on March 6, 2020.

Change of Control and Other Transactions. Upon a change of control (as defined in the 2010 Directors Stock Plan), which includes a reorganization or other corporate transaction, any outstanding awards shall immediately become fully exercisable or vested, unless otherwise determined by the Compensation Committee and set forth in the applicable award agreement. In the event of a reorganization or other corporate transaction, outstanding awards will apply to securities of the resulting corporation. If the agreement memorializing such reorganization does not provide for this, outstanding stock options will be immediately exercisable and terminate after 30 days’ notice to holders and awards of restricted stock will become immediately fully vested.

Amendment and Termination. The Board may amend or terminate any award agreement entered into pursuant to the 2010 Directors Stock Plan at any time. However, no amendment may adversely affect the rights of holders of outstanding awards without their consent, and no award agreement may be amended to reprice any award.

2015 Employee Stock Incentive Plan

In 2015, we adopted the ADTRAN, Inc. 2015 Employee Stock Incentive Plan, as amended (the “2015 Employee Stock Plan”), under which awards of stock options, performance shares and RSUs have been granted to our employees pursuant to the terms of award agreements. The 2015 Employee Stock Plan will expire on January 20, 2025. The Board of Directors adopted the ADTRAN, Inc. 2020 Employee Stock Incentive Plan (the “2020 Employee Stock Plan”) on March 6, 2020, and, assuming the Company’s stockholders approve the 2020 Employee Stock Plan at the 2020 Annual Meeting, no additional awards will be made under the 2015 Employee Stock Plan following the 2020 Annual Meeting. Outstanding awards granted under the 2015 Employee Stock Plan will remain subject to the terms of such plan.

Change of Control and Other Transactions. Upon a corporate transaction, including a change of control (as defined in the 2015 Employee Stock Plan), the Compensation Committee may make appropriate adjustments to the shares available for, and the exercise price and/or base value of, awards and other actions it deems appropriate including, without limitation, providing that awards will be: (i) substituted for equivalent awards; (ii) upon reasonable prior written notice, terminated without payment if not exercised within a certain period (for stock options) or terminated if not accepted within a certain period (for RSUs); (iii) terminated in exchange for payment; (iv) fully vested and exercisable; and/or (v) with respect to performance shares, issued based on the higher of the actual attainment of the performance targets or the grantee’s target award. See “Potential Payments Upon Termination or Change in Control.”

Amendment and Termination. The Board may amend or terminate any award agreement entered into pursuant to the 2015 Employee Stock Plan at any time. However, no amendment may adversely affect the rights of holders of outstanding awards without their consent, and no award agreement may be amended to reprice any award.

Nonqualified Deferred Compensation in 2019

The following table sets forth information regarding the deferred compensation plans in which our NEOs participated in 2019.

Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (2)
Thomas R. Stanton	164,121	—	2,537,673	—	15,399,279
Michael K. Foliano	34,864	—	116,872	—	1,173,542
Eduard Scheiterer	—	—	—	—	—
Jeffrey F. McInnis	—	—	—	—	—
James D. Wilson, Jr.	—	—	(6,972)	—	167,949
Roger D. Shannon	—	—	—	—	—

(1)	Amounts reflect cash contributions, which are included in the “Salary” column for 2019 of the Summary Compensation Table on page 38.
(2)	These amounts reflect the following amounts that have been reported as compensation to the NEO in previous proxy statements: Mr. Stanton, $7,875,874; Mr. Foliano, $973,543; and Mr. Wilson, $281,967.

We maintain the ADTRAN, Inc. Deferred Compensation Plan for Employees, the ADTRAN, Inc. Deferred Compensation Plan for Directors, the ADTRAN, Inc. Equity Deferral Program for Employees and the ADTRAN, Inc. Equity Deferral Program for Directors. These four plans were originally a single deferred compensation plan; however, for administrative purposes, we restated that single plan into four separate plans which we refer to herein, collectively, as a single “Deferred Compensation Plan.” This Deferred Compensation Plan is offered as a supplement to our tax-qualified 401(k) plan and is available to our officers and directors who have been duly appointed or elected by our Board of Directors or stockholders, as applicable.

The Deferred Compensation Plan allows participants to defer a portion of their salaries and all or a portion of their annual VICC and equity awards, and permits us to make matching contributions on a discretionary basis, without the limitations that apply to the 401(k) plan. To date, we have not made any matching contributions under this plan. All contributions are unfunded and are credited to bookkeeping accounts for the participants, although we have set aside assets in a rabbi trust to pay for the benefits under the Deferred Compensation Plan. Each participant’s account is credited with earnings as if the account were invested as elected by the participant among pre-approved mutual funds. Benefits are usually distributed or begin to be distributed on the first day of the month following the six-month anniversary of the participant’s separation from service. Benefits will be paid in a single lump sum cash payment, and any deferred stock awards will be paid in whole shares of ADTRAN common stock with fractional shares paid in cash; however, a participant may, in some cases, elect to receive a portion of his or her benefit in installments paid over 3 or 10 years.

Under the Deferred Compensation Plan, participants are entitled to receive their benefits upon termination of employment (provided the termination is a “separation from service” as defined in Section 409A of the Internal Revenue Code). The amount they receive is based on their account balance, which would consist of their contributions to the plan and any earnings as described above. Benefits are not payable from the plan until the first day of the month following the six-month anniversary of the participant’s separation from service.

Potential Payments Upon Termination or Change in Control

This section describes the limited benefits that would be provided to our NEOs under our executive compensation arrangements upon a change in control of the Company or following termination of employment (provided, in some cases further described below, the termination must be a “separation from service” as defined in Section 409A of the Internal Revenue Code). We also provide a table below showing the potential benefits payable to each of our NEOs upon a change in control of the Company or following termination of employment as of December 31, 2019. The disclosure provided for Mr. Shannon reflects the payments, rights and benefits that he actually received upon his termination of employment with the Company effective July 17, 2019.

Variable Incentive Compensation Plan

Under the Company’s annual variable incentive cash compensation (“VICC”) programs, which are established pursuant to the ADTRAN, Inc. Variable Incentive Compensation Plan, a plan participant must be employed by the Company through the date that payment of an award is scheduled to be made for a plan year to be eligible to receive any award for such year. If a termination of employment for any reason occurred on December 31, 2019, the executive would be disqualified from the VICC program for 2019 and any VICC would be forfeited. In the event of a change in control of the Company, each executive will receive an immediate lump sum cash payment of the VICC award in an amount consistent with the expected level of achievement and for a proportionate share of the annualized amount for the part-year period ending on the change in control event.

2006 Employee Stock Incentive Plan

Under our 2006 Employee Stock Plan, the stock options we have granted will become immediately vested and exercisable upon a participant’s death or disability, or upon a change of control. All unvested options are forfeited immediately upon a termination of employment for any other reason. Upon termination of employment for cause, all outstanding options immediately terminate. Vested options may be exercised (i) for one year after termination due to death, disability or retirement, (ii) for 90 days after termination for any other reason (other than for cause) and (iii) for three (3) months after a termination of employment following a change of control for any reason other than death, disability, termination for cause or voluntary termination.

2015 Employee Stock Incentive Plan

Under our 2015 Employee Stock Incentive Plan, all awards (or portions thereof) that remain unexercisable or unvested upon a participant’s termination of employment for any reason (provided the termination is a “separation from service” as defined in Section 409A of the Internal Revenue Code), other than as a result of death, disability or change of control, shall be forfeited by the participant immediately upon the date of such termination, unless the Compensation Committee decides otherwise. If such termination is the result of death or disability or if there is a change of control, then any outstanding awards shall immediately become fully exercisable or vested. With respect to outstanding performance share awards, then upon one of the above accelerating events, a portion of the shares subject to such award shall be deemed earned equal to the target number of shares multiplied by a fraction, the numerator of which equals the number of days elapsed from the date of grant to the date of the applicable acceleration event and the denominator of which equals the days in the performance period.

The following table sets forth the potential benefits payable to our NEOs pursuant to the arrangements described above, assuming a termination of employment or a change in control had occurred on December 31, 2019. The disclosure shown for Mr. Shannon is based on the payments, rights and benefits that he actually received upon his termination of employment with the Company effective July 17, 2019 (the “Shannon Termination Date”).

The table does not include:

•	compensation or benefits previously earned by the NEOs or equity incentive awards that were already fully vested prior to December 31, 2019;

•	the amounts payable under the Deferred Compensation Plan that are disclosed in the table entitled “Nonqualified Deferred Compensation in 2019” above; or

•	the value of any benefits (such as retiree health coverage, life insurance and disability coverage) provided on the same basis to substantially all other employees.

Benefit/Plan/Program	Thomas R. Stanton ($)	Michael K. Foliano ($)	Eduard Scheiterer ($)	Jeffrey F. McInnis ($)	James D. Wilson, Jr. ($)	Roger D. Shannon ($)
Stock options (1)	—	—	—	—	—	—
Performance shares (2)	381,517	63,808	55,811	4,127	82,300	—
RSUs (3)	1,183,022	230,388	176,467	166,943	259,444	300,707
VICC (4)	3,575	9,203	10,842	7,294	17,268	—
Severance payment (5)	—	—	—	—	—	204,482
Total value upon a change of control (6)	1,568,114	303,399	243,120	178,364	359,012	—
Total value upon termination of employment due to death or disability (7)	1,564,539	294,196	232,278	171,070	341,744	—
Total value upon termination of employment for any other reason (8)	—	—	—	—	—	505,189

(1)

None of the NEOs held any unvested stock options that would have vested upon a change of control or upon termination of employment by reason of death or disability on December 31, 2019. With respect to Mr. Shannon, the Compensation Committee agreed to extend the expiration date of 22,500 outstanding vested options from 90 days following the Shannon Termination Date to 12 months following the Shannon Termination Date; however, the SEC rules do not require a quantification of the economic benefit of such extension.

(2)

Amounts represent the potential value of unearned performance shares granted under the 2015 Employee Stock Plan that would have been deemed earned upon a change of control or upon termination of employment by reason of death or disability on December 31, 2019, based on a price of $9.89 per share, the closing price of our common stock on Nasdaq on December 31, 2019. Mr. Shannon forfeited his unearned performance shares as of the Shannon Termination Date.

(3)

Amounts represent the potential value of unvested time-based RSUs granted under the 2015 Employee Stock Plan that would have vested upon a change of control or upon termination of employment by reason of death or disability on December 31, 2019, based on a price of $9.89 per share, the closing price of our common stock on Nasdaq on December 31, 2019. With respect to Mr. Shannon, the amount represents the value received upon the accelerated vesting of Mr. Shannon’s 19,008 unvested time-based RSUs, based on a price of $15.82 per share, the closing price of our common stock on Nasdaq on the Shannon Termination Date.

(4)

Amounts represent the amount payable to each participant under the VICC programs for 2019 upon a change in control on December 31, 2019, which reflect the actual VICC awards earned for 2019. Mr. Shannon forfeited his 2019 VICC award as of the Shannon Termination Date.

(5)

Amount reflects the actual severance paid to Mr. Shannon pursuant to the Separation Agreement and General Release entered into between the Company and Mr. Shannon on June 7, 2019, which became effective on June 15, 2019 (the “Separation Agreement”). This amount represents the equivalent of six months’ pay, less withholdings, and six months of insurance coverage premiums.

(6)

Reflects the sum of (i) the value of the issuance of shares of common stock issued pursuant to outstanding performance share awards; (ii) the value of the accelerated vesting and settlement of unvested time-based RSUs; and (iii) amounts payable under the VICC programs for 2019, in each case as of December 31, 2019.

(7)

Reflects the sum of (i) the value of the issuance of shares of common stock issued pursuant to outstanding performance share awards and (ii) the value of the accelerated vesting and settlement of unvested time-based RSUs, in each case as of December 31, 2019.

(8)

Reflects the sum of (i) the value of the accelerated vesting and settlement of 19,008 unvested time-based RSUs and (ii) the severance paid to Mr. Shannon pursuant to the Separation Agreement, in each case as of his termination of employment with the Company effective July 17, 2019.

Pay Ratio

As required by SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Stanton, our CEO. For 2019, our last completed fiscal year:

•	the median of the annual total compensation of all employees of our Company (other than our CEO), was $80,130; and

•

the annual total compensation of our CEO was $1,972,318, which reflects the amount reported in the “Total” column for 2019 of the Summary Compensation Table appearing on page 38 plus an estimate for health and welfare benefits.

Based on this information, for 2019, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 25 to 1. Below is a description of the methodology and the material assumptions, adjustments and estimates that we used to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the median employee. We believe that this information is useful to put into context the ratio comparing the annual total compensation of the median employee in our Company with the annual total compensation of our CEO.

We determined that, as of December 31, 2019, our employee population consisted of approximately 1,900 individuals working at the Company and our consolidated subsidiaries. Given our global business, our workforce is distributed among a number of countries and regions. Of those, approximately 65.5% of these employees are located in the United States.

We measured compensation using the 12-month period ending December 31, 2019. Our compensation programs vary from region to region and, among our various consolidated subsidiaries in each region, from country to country. Our employees are compensated on either a salaried basis or an hourly basis. In addition, some employees receive equity incentive awards, commissions and/or bonuses. We included salary or hourly wages, as applicable, as well as any equity incentive awards granted and bonuses and commissions earned for 2019 in our measurement to determine the median of the annual total compensation of all our employees.

Our workforce includes a number of part-time employees and temporary employees. In making our determination of the median employee, we did not annualize the compensation of part-time employees, temporary employees or employees who were hired in 2019 but did not work for us or our consolidated subsidiaries for the entire fiscal year. We also did not make any cost-of-living adjustments in identifying the median employee. For purposes of this disclosure, we applied foreign currency to U.S. dollar exchange rates using the rate of exchange of each applicable currency as of December 31, 2019.

Using this methodology, we determined that the median employee was a full-time, salaried employee located in Australia. With respect to the annual total compensation of the median employee, we identified and calculated the elements of such employee’s compensation for 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K and added an estimated amount for non-discriminatory health and welfare benefits, resulting in annual total compensation of $80,130. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2019 of the Summary Compensation Table appearing on page 38, and added an estimate for health and welfare benefits.

2019 Director Compensation

The table below sets forth information regarding compensation paid to our non-employee directors (including our director emeritus) for 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Total ($)
H. Fenwick Huss	110,000	90,553	—	200,553
William L. Marks	50,000	—	—	50,000
Gregory McCray	90,000	90,553	—	180,553
Anthony Melone	90,000	90,553	—	180,553
Balan Nair	93,750	90,553	—	184,303
Roy J. Nichols	90,000	90,553	—	180,553
Jacqueline H. Rice	92,500	90,553	—	183,053
Kathryn A. Walker	96,250	90,553	—	186,803

(1)

These amounts represent the aggregate grant date fair value of 9,156 shares of time-based restricted stock granted to each of the Company’s non-employee directors on December 31, 2019, computed in accordance with the Stock Compensation Topic of the FASB ASC, based on the market price of our common stock on the date of grant. For a description of the assumptions used to determine these amounts, see the Stock-Based Compensation note to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Except for Mr. Marks, each non-employee director held 9,156 shares of unvested time-based restricted stock as of December 31, 2019. Mr. Marks did not receive a grant of restricted stock in 2019, as he did not stand for re-election at the 2019 Annual Meeting of Stockholders.

In 2019, each of our non-employee directors received an annual fee of $90,000 for service as a director, payable quarterly in advance. The chairperson of the Nominating and Corporate Governance Committee chairperson received an additional $5,000, the chairperson of the Compensation Committee received an additional $7,500, the chairperson of the Audit Committee received an additional $10,000 and the Lead Director received an additional $15,000 (such full-year amounts were pro-rated based on the actual length of service in these positions during 2019). Directors who are employees of the Company receive no directors’ fees. All directors are reimbursed for their reasonable expenses in connection with the performance of their duties. Directors are also eligible to participate in the Deferred Compensation Plan.

Our non-employee directors were entitled to participate in the 2010 Directors Stock Plan, which our stockholders approved at the 2010 Annual Meeting of Stockholders and which expired on December 31, 2019. At its meeting on March 6, 2020, our Board adopted the 2020 Directors Stock Plan, which will become effective upon stockholder approval. The 2010 Directors Stock Plan and the 2020 Directors Stock Plan are collectively referred to as the “Directors Plans.” The Compensation Committee has determined that the annual equity grant to non-employee directors pursuant to the Directors Plans should comprise approximately 50% of the directors’ total remuneration for the calendar year (excluding any compensation for serving as a committee chair or lead director or any additional meeting fees), or a lesser amount as determined in the discretion of our Board. In no event shall any annual equity award have a fair market value greater than $120,000. In addition, upon initially joining the Board, a new director will receive an initial award equal to 50% of the value of the annual equity grant made in the calendar year prior to the calendar year in which the new director joins the Board, or a lesser amount as determined in the discretion of our Board. The initial grant will be in addition to any annual grant. Grants under the Directors Plans are in the form of restricted stock unless our Board (upon recommendation from the Compensation Committee) determines to grant awards in the form of RSUs or nonqualified stock options.

Awards granted under the Directors Plans (whether in the form of restricted stock, RSUs or nonqualified stock options) vest in full on the first anniversary of the grant date, unless the vesting schedule is varied by the Compensation Committee in the director’s award agreement. Unvested shares of restricted stock vest immediately upon a change in control of the Company or if the director’s service is terminated due to death or disability. Upon termination of a director’s service due to disability, outstanding vested stock options may be exercised for one year. Upon termination of a director’s service other than due to death or disability or for cause, outstanding vested stock options may be exercised for three months. In addition, if a director dies during service, or during a period following termination of service when his or her vested options have not yet terminated as provided above, the director’s beneficiary (as determined under the Directors Plans) can exercise the options for up to one year after the date of the director’s death (or the expiration of the option, if earlier). However, in no case will any option remain exercisable beyond its term. The term of any nonqualified stock option is ten years from the date of grant.

If a director’s service with the Company is terminated for cause, all vested and unvested stock options will terminate immediately. Under the Directors Plans, “cause” is defined as an act or acts by an individual involving personal dishonesty, incompetence, willful misconduct, moral turpitude, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), the use for profit or disclosure to unauthorized persons of our confidential information or trade secrets, the breach of any contract with us, the unlawful trading in our securities or the securities of another corporation based on information gained as a result of the performance of services for us, a felony conviction or the failure to contest prosecution for a felony, embezzlement, fraud, deceit or civil rights violations, any of which acts cause us liability or loss, as determined by the Compensation Committee in its sole discretion. Under the Directors Plans, “disability” means the total and permanent disability of an individual as determined by the Compensation Committee in its sole discretion.

The Compensation Committee is given the discretion under the Directors Plans to extend the exercise period for outstanding vested options to the extent permitted by Section 409A of the Internal Revenue Code. The purchase price of the common stock underlying each nonqualified stock option granted under the Directors Plans is 100% of the fair market value of the common stock on the date the option is granted. There is no purchase price for an award of restricted stock or RSUs.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Review and Approval of Related Person Transactions

We believe that business decisions and actions taken by our officers, directors and employees should be based on the best interests of the Company, and must not be motivated by personal considerations or relationships. We attempt to analyze all transactions in which the Company participates and in which a related person may have a direct or indirect material interest, both due to the potential for a conflict of interest and to determine whether disclosure of the transaction is required under applicable SEC rules and regulations.

Related persons include any of our directors or executive officers, certain of our stockholders and their immediate family members. A conflict of interest occurs when an individual’s private interest interferes or appears to interfere in any way with the interests of the Company. Our Code of Business Conduct and Ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to fully disclose all the relevant facts to either a personnel supervisor, if applicable, or the Director of Internal Audit. Once a personnel supervisor receives notice of a conflict of interest, he or she will report the relevant facts to the Director of Internal Audit. The Director of Internal Audit will then generally consult with the Audit Committee, and a determination will be made as to whether the activity is permissible. A copy of our Code of Business Conduct and Ethics is available in the “Corporate Governance” section of our website at https://investors.adtran.com.

In addition to the reporting requirements under the Code of Business Conduct and Ethics, each year our directors and officers complete Directors’ and Officers’ Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. A list is then maintained by us of all companies known to us that are affiliated with a related person. Any potential transactions with such companies or other related party transactions are reviewed by the Chief Financial Officer and brought to the attention of the Audit Committee as appropriate. Our Audit Committee is responsible for reviewing and approving all material transactions with any related person.

Related Person Transactions Entered into by the Company

Since January 1, 2019, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, and regulations of the SEC thereunder, require our directors, officers and persons who own more than 10% of our common stock, as well as certain affiliates of those persons, to file with the SEC initial reports of their ownership of our common stock and subsequent reports of changes in that ownership. Copies of these reports must also be provided to the Company. Based solely on our review of the copies of these reports received by us and on information provided by the reporting persons, we believe that, during the fiscal year ended December 31, 2019, all reports required to be filed during such year were filed on a timely basis, except as described below.

On January 28, 2019, a late Form 3 was filed on behalf of Mr. Harris, on April 2, 2019, a late Form 3 was filed on behalf of Mr. Kimpe, and on April 11, 2019, a late Form 3 was filed on behalf of Mr. McInnis. On November 20, 2019, a late Form 4 was filed on behalf of each of Mr. Stanton, Mr. Foliano, Mr. Scheiterer, Mr. Wilson and Mr. Kimpe to report the withholding of shares for tax purposes in accordance with the vesting of RSUs on November 9, 2019.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the accuracy and integrity of ADTRAN’s financial reporting. Our Board of Directors has adopted an Audit Committee Charter, which sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee Charter is available in the “Corporate Governance” section of our website at https://investors.adtran.com.

The Audit Committee reviewed and discussed with management and PricewaterhouseCoopers LLP our audited financial statements for the fiscal year ended December 31, 2019. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required under auditing standards adopted by the Public Company Accounting Oversight Board.

The Audit Committee has actively reviewed management’s assessment of the effectiveness of the Company’s internal control over financial reporting (including management’s evaluation of identified control deficiencies and management’s program for remediation of those deficiencies) and PricewaterhouseCoopers LLP’s report thereon, both of which are included in the Annual Report on Form 10-K for the year ended December 31, 2019.

The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the communication of PricewaterhouseCoopers LLP with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP its independence.

Based upon the Audit Committee’s review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC. It should be noted that management is responsible for the Company’s financial reporting process, including its system of internal controls, and the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

AUDIT COMMITTEE

H. Fenwick Huss, Chairman
Gregory J. McCray
Anthony J. Melone
Jacqueline H. Rice

PROPOSAL 2

APPROVAL OF THE ADTRAN, INC. 2020 EMPLOYEE STOCK INCENTIVE PLAN

Background

Our stockholders are being asked to consider and vote on this proposal to approve the ADTRAN, Inc. 2020 Employee Stock Incentive Plan (the “2020 Employee Stock Plan”). The Company currently maintains the ADTRAN, Inc. 2015 Employee Stock Incentive Plan (the “2015 Employee Stock Plan”), which will expire on the effective date of the 2020 Employee Stock Plan. At its meeting on March 6, 2020, our Board of Directors (the “Board”) adopted the 2020 Employee Stock Plan, which will become effective upon stockholder approval. If the 2020 Employee Stock Plan is approved by our stockholders, no future equity awards will be made pursuant to the 2015 Employee Stock Plan.

The purpose of the 2020 Employee Stock Plan is to further the growth and development of the Company by offering certain employees and key service providers and advisors of the Company and our subsidiaries the opportunity to obtain an ownership interest in the Company. The 2020 Employee Stock Plan also provides such individuals with an added incentive to continue in the employ and/or service, promote the growth, efficiency and profitability, and help attract outstanding individuals to the service, of the Company and its subsidiaries.

The description of the 2020 Employee Stock Plan below is a summary and is qualified in its entirety by reference to the provisions of the 2020 Employee Stock Plan, which is attached as Appendix A to this Proxy Statement.

Description of the 2020 Employee Stock Plan

Administration. Under the 2020 Employee Stock Plan, the Board appoints a committee to administer the 2020 Employee Stock Plan, which committee must consist solely of non-employee directors. The Board has appointed the Compensation Committee, all of whose members qualify as non-employee directors, to administer the 2020 Employee Stock Plan. In this proposal, we refer to the Compensation Committee as the Committee. Among other powers and duties, the Committee has the authority to interpret the 2020 Employee Stock Plan, to prescribe, amend, and rescind rules and regulations relating to the 2020 Employee Stock Plan, to determine the terms and provisions of award agreements, and to make all other determinations necessary or advisable for the administration of the 2020 Employee Stock Plan. With respect to awards to non-officer employees and service providers, the Plan authorizes the Company’s CEO to grant awards using the form of award agreement approved by the Committee.

Common Stock Subject to Awards; Maximum Limit. The stock underlying awards under the 2020 Employee Stock Plan is our common stock. The total aggregate shares of common stock authorized for issuance during the term of the 2020 Employee Stock Plan is limited to 2,772,000 shares, subject to adjustment in connection with awards previously granted under the 2015 Employee Stock Plan as described below, with no more than 250,000 shares awarded to any participant during any calendar year, subject to adjustment as provided in the 2020 Employee Stock Plan. All such shares that are available for issuance under the 2020 Employee Stock Plan can be used to grant incentive stock options (“ISOs”). Common stock subject to awards and other provisions of the 2020 Employee Stock Plan shall consist of the following: (i) authorized but unissued shares of common stock; (ii) authorized and issued shares of common stock held by the Company in its treasury which have been reacquired by the Company; and (iii) shares of common stock purchased by the Company in the open market. The closing price of the Company’s common stock on Nasdaq was $5.57 per share as of March 23, 2020.

If an award under the 2020 Employee Stock Plan or the 2015 Employee Stock Plan is cancelled, terminates, expires without exercise, is forfeited or lapses, the shares retained or returned to the Company will again be available for issuance under the 2020 Employee Stock Plan. If the exercise price of a stock option, base value (defined below) of a stock appreciation right (“SAR”) or tax withholding obligations are satisfied by tendering shares of common stock to the Company or by withholding shares of common stock, the number of shares of stock so tendered or withheld will not be available again for issuance under the 2020 Employee Stock Plan.

Adjustments. The Committee will make appropriate and proportional adjustments to the number and kind of shares available for, and the exercise price and/or base value of, awards to reflect any change in our capital structure by reason of a stock split, stock dividend, reclassification or other recapitalization affecting the common stock. The Committee (or, for participants other than officers, the Company’s CEO) also has the power, in connection with a participant’s separation from service, to accelerate vesting of outstanding awards or allow continued vesting and exercise of outstanding awards over their original vesting and exercise period.

Types of Awards. The 2020 Employee Stock Plan permits grants of ISOs, nonqualified stock options (“NQSOs”), SARs, restricted stock and restricted stock units (“RSUs”). Each award is subject to an award agreement approved by the Committee reflecting the terms and conditions of the award.

Eligibility. Active employees and certain service providers and advisors of the Company or our affiliates may be granted awards under the 2020 Employee Stock Plan. As of March 23, 2020, approximately 1,475 employees and 25 service providers and advisors are eligible to receive awards under the 2020 Employee Stock Plan.

Stock Options. Stock options may be in the form of ISOs or NQSOs. The Committee will determine the number of shares, the term (not to exceed ten years, or five years if an ISO is granted to a 10% stockholder), the exercise price, the vesting schedule and the other material terms of the stock option. No stock option may have an exercise price less than 100% of the “fair market value” (as defined in the 2020 Employee Stock Plan) of the common stock at the grant date (or 110%, if an ISO is granted to a 10% stockholder).

Stock options become vested and exercisable with respect to 25% of the award on each of the first four anniversaries of the grant date, provided that the Committee may specify another vesting schedule and other terms and conditions in the award agreement so long as it does not result in vesting before the first anniversary of the grant date except upon a participant’s death or disability, or upon a change of control (as defined in the 2020 Employee Stock Plan), and provided further that the Committee may accelerate or permit continued vesting in connection with a participant’s termination of service. The maximum term of any stock option is ten years from the grant date (or, in the case of an ISO grant to a 10% stockholder, five years from the date of grant).

Unless otherwise provided in the award agreement or approved by the Committee (or CEO) as described under Adjustments above, following a termination of service, exercisable stock options (i) terminate immediately upon termination for cause; (ii) will remain exercisable (but not beyond the stock option’s expiration date) for one year if the termination is due to death, disability or retirement; (iii) remain exercisable until the stock option’s expiration date if the termination of service follows a change of control and is other than for cause or due to death, disability or a voluntary resignation; or (iv) remain exercisable for three months (but not beyond the stock option’s expiration date) if the termination is for any other reason.

No shareholder rights (such as voting, dividends or dividend equivalents) attach to stock options unless and until shares of common stock are actually issued.

Stock Appreciation Rights. SARs represent the right to receive payment in shares of common stock (or, in the Committee’s discretion, in cash or a combination of shares and cash) equal to the increase in value of shares of our common stock on the date of exercise over the fair market value of a share of our common stock on the grant date (the “base value”). The Committee will determine the number of shares, the term (not to exceed ten years), the base value, the vesting schedule and the other material terms of the SAR. SARs become vested and exercisable with respect to 25% of the award on each of the first four anniversaries of the grant date, provided that the Committee may specify another vesting schedule and other terms and conditions in the award agreement so long as it does not result in vesting before the first anniversary of the grant date except upon a participant’s death or disability, or upon a change of control, and provided further that the Committee may accelerate or permit continued vesting in connection with a participant’s termination of service.

Unless otherwise provided in the award agreement or approved by the Committee (or CEO) as described under Adjustments above, following a termination of service, exercisable SARs (i) terminate immediately upon termination for cause; (ii) will remain exercisable (but not beyond the SAR’s expiration date) for one year if the termination is due to death, disability or retirement; (iii) remain exercisable until the SAR’s expiration date if the termination of service follows a change of control and is other than for cause or due to death, disability or a voluntary resignation; or (iv) remain exercisable for three months (but not beyond the SAR’s expiration date) if the termination is for any other reason.

Restricted Stock and Restricted Stock Units. Restricted stock is a grant of shares of common stock subject to restrictions specified by the Committee that generally lapse upon vesting. RSUs are awards that entitle the participant to receive shares of common stock (or, in the Committee’s discretion, in cash or a combination of shares and cash) that will be issued upon vesting. The Committee may impose any conditions and restrictions on awards of restricted stock and RSUs that it determines are advisable. Awards of restricted stock and RSUs shall become 25% vested on each of the first four anniversaries of the grant date, provided that the Committee may specify another vesting schedule and other terms and conditions in the award agreement so long as it does not result in vesting before the first anniversary of the grant date except upon a participant’s death or disability, or upon a change of control, and provided further that the Committee may accelerate or permit continued vesting in connection with a participant’s termination of service.

Unless otherwise provided in the award agreement, a recipient of a restricted stock award has full voting rights and dividend rights of a stockholder. No voting rights attach to RSUs unless and until shares of common stock are actually issued. Unless the Committee determines otherwise, holders of unvested RSUs will not receive dividend credits or dividend equivalents.

Performance-Based Awards. Awards under the 2020 Employee Stock Plan may be subject to certain performance measures and the Committee must certify attainment of the performance measures before any payment of the award is made. Unless the Committee specifies otherwise in the award agreement or approved by separate action of the Committee (or CEO) as described under Adjustments above, if restricted stock or RSUs are subject to performance-based vesting, then upon the participant’s death or disability, or upon a change of control, a portion of the award becomes immediately vested on a pro-rata basis (based on the portion of the performance period that has elapsed), as if the performance measures had been achieved at target.

Prohibition on Repricing. Except as required or permitted pursuant to a recapitalization or reorganization, the Committee is prohibited from amending a stock option or SAR to reduce the exercise price or base value below the fair market value of the award on the grant date or granting a stock option or SAR in exchange for the cancellation or surrender of a stock option or SAR with a higher per share exercise price or base value.

Limits on Transfers of Awards. All awards are exercisable only by the participant during the participant’s lifetime, subject to exceptions set forth in the 2020 Employee Stock Plan, and are transferable only by will or by the laws of descent and distribution; provided, however, that a participant may transfer an award, other than an ISO, to certain family members, trusts and investment entities, subject to restrictions as determined by the Committee.

Deferrals. At the Committee’s discretion, shares or cash payable upon the satisfaction of any requirements with respect to awards may be deferred. Any deferrals must be timely elected, and comply with policies and procedures established by the Committee and the requirements of Code Section 409A.

Corporate Transaction; Change of Control. Upon a corporate transaction, including a change of control, the Committee may make appropriate adjustments to the shares available for, and the exercise price and/or base value of, awards and other actions it deems appropriate including, without limitation, providing that awards will be: (i) substituted for equivalent awards; (ii) upon reasonable prior written notice, terminated without payment if not exercised within a certain period (for stock options and SARs) or terminated if not accepted within a certain period (for restricted stock and RSUs); (iii) terminated in exchange for payment; (iv) fully vested and exercisable; and/or (v) with respect to performance-based awards, settled based on the higher of the actual attainment of the performance targets or the grantee’s target award.

Clawbacks. Awards are subject to a general clawback right as provided by Company policies, as required by law, as set forth in an award agreement or other agreement, or where the Committee determines that the participant has violated certain financial or ethical requirements or been terminated for “Cause.”

Amendment and Termination. The Board shall have the power at any time to amend, modify, or repeal any provisions of the 2020 Employee Stock Plan, to suspend the operation of the 2020 Employee Stock Plan or any of its provisions for any period or periods, or to terminate the 2020 Employee Stock Plan in whole or in part. Notwithstanding the foregoing, the addition, amendment, modification, repeal, suspension or termination shall not adversely affect the rights of a participant who has an outstanding award without the consent of the participant. No modification or amendment of the 2020 Employee Stock Plan may be made without the prior approval of the Company’s stockholders if such approval is necessary with respect to tax, securities or other applicable laws or rules or regulations of any stock exchange.

Term. The 2020 Employee Stock Plan will become effective upon stockholder approval at the 2020 Annual Meeting of Stockholders. Unless earlier terminated by the Board, the 2020 Employee Stock Plan will remain in effect until the tenth (10th) anniversary of the effective date.

Federal Income Tax Consequences

The following summary of the federal income tax consequences relating to the 2020 Employee Stock Plan is based on current federal tax laws and regulations. The Company cannot assure you that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

Incentive Stock Options. A participant will generally have no tax consequences when he or she receives the grant of an ISO. In most cases, a participant also will not have income tax consequences when he or she exercises an ISO. A participant may have income tax consequences when exercising an ISO if the aggregate fair market value of the shares of the common stock subject to the ISO that first become exercisable in any one calendar year exceeds $100,000. If this occurs, the excess shares (the number of shares the fair market value of which exceeds $100,000 in the year first exercisable) will be treated as though they are NQSOs instead of ISOs. Additionally, subject to certain exceptions for death or disability, if a participant exercises an ISO more than three months after termination of employment, the exercise of the stock option will be taxed as the exercise of a NQSO. Any shares re-characterized as NQSOs will have the tax consequences described below with respect to the exercise of NQSOs.

A participant recognizes income when selling or exchanging the shares acquired from the exercise of an ISO in the amount of the difference between the fair market value at the time of the sale or exchange and the exercise price the participant paid for those shares. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the required holding periods expire two years after the date of grant of the ISO and one year after the date the common stock is acquired by the exercise of the ISO. Further, the amount by which the fair market value of a share of the common stock at the time of exercise of the ISO exceeds the exercise price will likely be included in determining a participant’s alternative minimum taxable income and may cause the participant to incur an alternative minimum tax liability in the year of exercise.

If a participant disposes of the common stock acquired by exercising an ISO before the holding periods expire, the participant will recognize compensation income. The amount of income will equal the difference between the exercise price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates and be subject to employment taxes. If the sale price of the shares is greater than the fair market value on the date of exercise, the participant will recognize the difference as gain and will be taxed at the applicable capital gains rate. If the sale price of the shares is less than the exercise price, the participant will recognize a capital loss equal to the excess of the exercise price over the sale price.

Using shares acquired by exercising an ISO to pay the exercise price of another stock option (whether or not it is an ISO) will be considered a disposition of the shares for federal tax purposes. If this disposition occurs before the expiration of the required holding periods, the participant will have the same tax consequences as described above in the preceding paragraph. If the participant transfers any of these shares after holding them for the required holding periods or transfers shares acquired by exercising an NQSO or on the open market, he or she generally will not recognize any income upon exercise. Whether or not the transferred shares were acquired by exercising an ISO and regardless of how long the participant has held those shares, the basis of the new shares received from the exercise will be calculated in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the stock option’s exercise) is considered exchanged under Code Section 1036 and the related rulings; these new shares receive the same holding period and the same basis the participant had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other non-stock consideration paid for the new shares, if any. In the second step, the number of new shares received by the participant in excess of the old tendered shares receives a basis of zero, and the participant’s holding period with respect to such shares commences upon exercise.

There will be no tax consequences to the Company when it grants an ISO or, generally, when a participant exercises an ISO. However, to the extent that a participant recognizes ordinary income when he or she exercises, as described above, the Company generally will have a tax deduction in the same amount and at the same time.

Nonqualified Stock Options. A participant generally has no income tax consequences from the grant of NQSOs. In the tax year when the participant exercises the NQSO, he or she recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price for the shares, and that amount will be subject to employment taxes.

If a participant exercises a NQSO by paying the exercise price with previously acquired common stock, he or she will have federal income tax consequences (relative to the new shares received) in two steps. In the first step, a number of new shares equivalent to the number of old shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code Section 1036 and related rulings, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the participant recognizes income on those new shares equal to their fair market value less any non-stock consideration tendered. The new shares equal to the number of the old shares tendered will have the same basis the participant had in the old shares and the holding period with respect to the tendered old shares will apply to the new shares. The excess new shares received will have a basis equal to the amount of income recognized on exercise, increased by any non-stock consideration tendered. The holding period begins on the exercise of the option. The gain, if any, realized at the later disposition of the common stock will either be short- or long-term capital gain, depending on the holding period.

There will be no tax consequences to the Company when granting a NQSO. The Company generally will have a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Stock Appreciation Rights. Neither the participant nor the Company has income tax consequences from the issuance of a SAR. The participant recognizes taxable income at the time the SAR is exercised in an amount equal to the amount by which the cash and/or the fair market value of the shares of the common stock received upon that exercise exceeds the base value. The income recognized on exercise of a SAR will be taxable at ordinary income tax rates and be subject to employment taxes. The Company generally will be entitled to a tax deduction with respect to the exercise of a SAR in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock. A holder of restricted stock will not recognize income at the time of the award, unless he or she specifically makes an election to do so under Code Section 83(b) within thirty days of such award. Unless the holder has made such an election, he or she will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares on the date the restrictions on the shares lapse, reduced by the amount, if any, he or she paid for such shares. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the holder recognizes ordinary income. Upon a taxable disposition of the shares after ordinary income has been recognized, the holder will realize a capital gain or loss (which will be short- or long-term depending upon how long the shares are held after the restrictions lapse).

If the holder made a timely election under Code Section 83(b), he or she will recognize ordinary income for the taxable year in which an award of restricted stock is received in an amount equal to the fair market value of all shares of restricted stock awarded (even if the shares are subject to forfeiture) less any amount paid for such shares. That income will be taxable at ordinary income tax rates. At the time of disposition of the shares, if such an election was made, the holder will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate.

The Company will generally be entitled to a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock Units. A holder of RSUs generally will not recognize income at the time of the award. Upon delivery of the cash or shares due upon settlement of an RSU, a holder will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares and/or value of cash distributed. The Company will generally be entitled to a corresponding tax deduction in the same amount and at the same time as the holder recognizes income. When the holder later disposes of his or her shares, the difference between the amount realized on sale and the amount recognized by the holder upon settlement of the RSU will be a capital gain or loss (which will be short- or long-term depending upon how long the shares are held).

Limitation on Company Deductions. No federal income tax deduction is allowed for the Company for any compensation paid to a “covered employee” in any taxable year to the extent that his or her compensation exceeds $1,000,000. For this purpose, “covered employees” are generally the Company’s CEO, chief financial officer and three other most highly compensated officers for the taxable year, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or SARs, payments pursuant to RSUs, or the vesting of restricted stock. This deduction limitation, however, does not apply to compensation which would not be includable in an employee’s gross income.

Effect of Code Section 280G. Code Section 280G limits the deductibility of certain payments that are contingent upon a change of control if the total amount of such payments equals or exceeds three times the participant’s “base amount” (i.e., generally, annualized five-year W-2 compensation). If payment or settlement of an award is accelerated upon a change of control, a portion of such payment attributable to the value of the acceleration is considered a payment that is contingent upon a change of control. In addition, the affected participant must pay an excise tax (in addition to any income tax) equal to 20% of such amount.

Impact of Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2020 Employee Stock Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Code Section 409A are intended to comply with Code Section 409A.

Certain Other Tax Consequences. Any of our officers who are subject to restrictions on sale of stock under Section 16(b) of the Exchange Act may be able to delay income taxation of their awards to the extent that they are restricted by such section from selling their stock.

New Plan Benefits

Subject to the terms and provisions of the 2020 Employee Stock Plan, the individuals who receive awards and the terms and conditions of such awards are determined at the discretion of the Committee. The Committee has not yet made any determination as to which eligible employees or service providers and advisors will receive awards under the 2020 Employee Stock Plan in the future, or the value of awards to be made to any eligible individual and, therefore, it is not possible to determine for any persons or groups the benefits or amounts that will be received in the future under the 2020 Employee Stock Plan or that would have been received by such persons or groups during 2019 had the 2020 Employee Stock Plan been in effect in 2019.

The Board of Directors unanimously recommends a vote “For” approval of the adoption of the 2020

Employee Stock Incentive Plan. The 2020 Employee Stock Incentive Plan will become effective upon stockholder approval.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about our common stock that may be issued under all of our existing equity compensation plans as of December 31, 2019, which includes the 2006 Employee Stock Plan, the 2015 Employee Stock Plan and the 2010 Directors Stock Plan (the “Plans”). Each of the Plans has been approved by our stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	4,893,909	(1)	$20.04	1,050,699	(2)
Equity compensation plans not approved by stockholders	—		—	—

TOTAL	4,893,909	(1)	$20.04	1,050,699	(2)

(1)	Does not include 633,565 target performance share awards outstanding under the Plans as of December 31, 2019.
(2)

Represents 0 shares of common stock available for future issuance pursuant to the 2006 Employee Stock Plan, 759,745 shares of common stock available for future issuance pursuant to the 2015 Employee Stock Plan (assuming target payout of outstanding performance share awards) and 290,954 shares of common stock available for future issuance pursuant to the 2010 Directors Stock Plan. Time-based RSUs and performance shares granted under the 2015 Employee Stock Plan will reduce the number of authorized shares available under such plan by 2.5 shares of our common stock for each share underlying the award. We do not intend to use the Plans to make any grants following the 2020 Annual Meeting of Stockholders, although certain shares underlying awards that are forfeited, cancelled or terminated under the Plans will again be available for issuance under the 2020 Employee Stock Plan or the 2020 Directors Stock Plan, as applicable and as described in Proposals 2 and 3.

PROPOSAL 3

APPROVAL OF THE ADTRAN, INC. 2020 DIRECTORS STOCK PLAN

Background

Our stockholders are being asked to consider and vote on this proposal to approve the ADTRAN, Inc. 2020 Directors Stock Plan (the “2020 Directors Stock Plan”). The Company currently maintains the ADTRAN, Inc. 2010 Directors Stock Plan which expired on December 31, 2019 (the “2010 Directors Stock Plan”). At its meeting on March 6, 2020, our Board of Directors (the “Board”) adopted the 2020 Directors Stock Plan, which will become effective upon stockholder approval. The purpose of the 2020 Directors Stock Plan is to further the growth and development of the Company by encouraging non-employee directors to obtain a proprietary interest in the Company by owning its stock.

The description of the 2020 Directors Stock Plan below is a summary and is qualified in its entirety by reference to the provisions of the 2020 Directors Stock Plan, which is attached as Appendix B to this Proxy Statement.

Description of the 2020 Directors Stock Plan

Administration. Under the 2020 Directors Stock Plan, the Board appoints a committee to administer the 2020 Directors Stock Plan, which committee must consist solely of non-employee directors. The Board has appointed the Compensation Committee, all of whose members qualify as non-employee directors, to administer the 2020 Directors Stock Plan. In this proposal, we refer to the Compensation Committee as the Committee. Among other powers and duties, the Committee has the authority to interpret the 2020 Directors Stock Plan, to prescribe, amend, and rescind rules and regulations relating to the 2020 Directors Stock Plan, to determine the terms and provisions of award agreements, and to make all other determinations necessary or advisable for the administration of the 2020 Directors Stock Plan.

Common Stock Subject to Awards; Maximum Limit. The stock underlying awards under the 2020 Directors Stock Plan is our common stock. The total aggregate shares of common stock authorized for issuance during the term of the 2020 Directors Stock Plan is limited to 373,000 shares, subject to adjustment in connection with awards previously granted under the 2020 Directors Stock Plan as described below. Common stock subject to awards and other provisions of the 2020 Directors Stock Plan shall consist of the following: (i) authorized but unissued shares of common stock; (ii) authorized and issued shares of common stock held by the Company in its treasury which have been reacquired by the Company; and (iii) shares of common stock purchased by the Company in the open market. The closing price of the Company’s common stock on Nasdaq was $5.57 per share as of March 23, 2020.

If an award under the 2020 Directors Stock Plan or the 2010 Directors Stock Plan is cancelled, terminates, expires without exercise, is forfeited or lapses, the shares retained or returned to the Company will again be available for issuance under the 2020 Directors Stock Plan. If the exercise price of a stock option or tax withholding obligations are satisfied by tendering shares of common stock to the Company or by withholding shares of common stock, the number of shares of stock so tendered or withheld will not be available again for issuance under the 2020 Directors Stock Plan.

Adjustments. The Committee will make appropriate and proportional adjustments to the number and kind of shares available for, and the exercise price of, awards to reflect any change in our capital structure by reason of a stock split, stock dividend, reclassification or other recapitalization affecting the common stock. The Committee also has the power, in connection with a director’s termination of service, to accelerate vesting of outstanding awards or allow continued vesting of outstanding awards over their original vesting period.

Types of Awards. The Committee, in its discretion, may award stock options, restricted stock and restricted stock units (“RSUs”) under the 2020 Directors Stock Plan. Each award is subject to an award agreement approved by the Committee reflecting the terms and conditions of the award.

Eligibility. An individual who is not an employee of the Company or any of its affiliates and who is serving as a member of our Board, including as a director emeritus providing advisory services to our Board, may be granted awards under the 2020 Directors Stock Plan. As of April 2, 2020, six non-employee directors are eligible to receive awards under the 2020 Directors Stock Plan.

Stock Options. Stock options may be in the form of non-qualified stock options (“NQSOs”). The Committee will determine the number of shares, the term (not to exceed ten years), the exercise price, the vesting schedule and the other material terms of the stock option. No stock option may have an exercise price less than the “fair market value” (as defined in the 2020 Directors Stock Plan) of the common stock at the grant date.

Stock options normally become vested and exercisable on the first anniversary of the grant date if the participant continues in service, but the Committee may specify a later date and other terms and conditions in the award agreement. Notwithstanding the foregoing, all options granted to a participant become immediately vested and exercisable upon his or her disability or death or upon a change of control (as defined in the 2020 Directors Stock Plan). The Committee may also accelerate or permit continued vesting in connection with a participant’s termination of service. The maximum term of any stock option is ten years from the grant date.

Following a termination of service, exercisable stock options terminate immediately upon termination for cause; will remain exercisable (but not beyond the stock option’s expiration date) for one year if the termination is due to death or disability; or remain exercisable for three months (but not beyond the stock option’s expiration date) if the termination is for any other reason. If the termination occurs following a change of control and is for a reason other than death or disability, cause or voluntary resignation, exercisable stock options remain exercisable until the end of the maximum term (which is ten years from the grant date). The Committee also has the discretion to extend this exercise period to the maximum period permitted in the award agreement or by the 2020 Directors Stock Plan.

No shareholder rights (such as voting, dividends or dividend equivalents) attach to stock options unless and until shares of common stock are actually issued.

Restricted Stock and Restricted Stock Units. Restricted stock is a grant of shares of common stock subject to restrictions specified by the Committee that generally lapse upon vesting. RSUs are awards that entitle the participant to receive shares of common stock (or, in the Committee’s discretion, in cash or a combination of shares and cash) that will be issued upon vesting. The Committee may impose any conditions and restrictions on awards of restricted stock and RSUs that it determines are advisable. Awards of restricted stock and RSUs shall become 100% vested on the first anniversary of the grant date if the participant continues in service, but the Committee may specify a later date and other terms and conditions in the award agreement. All restricted stock and RSUs that are subject to time-based vesting shall become immediately vested upon a participant’s death or disability, or upon a change of control (as defined in the 2020 Directors Stock Plan). The Committee may also accelerate or permit continued vesting in connection with a participant’s termination of service.

Unless otherwise provided in the award agreement, a recipient of a restricted stock award has full voting rights and dividend rights of a stockholder. No voting rights attach to RSUs unless and until shares of common stock are actually issued. Unless the Committee determines otherwise, holders of unvested RSUs will not receive dividend credits or dividend equivalents.

Initial Grants. Upon initially becoming a non-employee director, an individual shall be automatically entitled to receive an award with a fair market value (in the case of stock options, as such value is determined by the Board in its sole discretion) on the date of grant equal to (i) 50% of the annual grant detailed below for the calendar year prior to the calendar year in which the individual initially becomes a director or (ii) such other lesser amount as determined in the discretion of the Board. A director who has previously served as a director and who again becomes a director shall not again be entitled to an initial grant. Only a director who has never served as a director shall be entitled to an initial grant. An individual who receives an initial grant shall also be entitled to receive an annual grant as described below for the calendar year in which he or she initially becomes a director.

Annual Grants. As of December 31st of each calendar year in which an individual is a director, and provided such individual is a director as of such date, such individual shall be automatically entitled to receive an award with a fair market value (in the case of options, as such value is determined by the Board in its sole discretion) on the date of grant equal to (i) 50% of the director’s total remuneration for such calendar year (rounded to the nearest whole share as of such date) or (ii) such other lesser amount as determined in the discretion of the Board; but in no event shall any award have a fair market value greater than $150,000.

Option Medium and Time of Payment. The participant must pay the full option price for shares of common stock purchased upon the exercise of any option, and all applicable withholding taxes, at the time of such exercise by one of the following forms of payment: (i) in cash or cash equivalents acceptable to the Company; (ii) delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of common stock and to deliver all or part of the sales proceeds to the Company in payment of the option price; (iii) delivery of shares of common stock already owned by the participant (and for which the participant has good title free and clear of any liens and encumbrances) having a fair market value on the date of surrender equal to the aggregate option price and taxes due; (iv) with the Committee’s approval, having the Company withhold shares of common stock that otherwise would be acquired on exercise having a fair market value equal to the aggregate option price; or (v) any combination of the above forms or any other form of payment permitted by the Committee.

Prohibition on Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or cancel outstanding options in exchange for cash, other awards or options with an exercise price that is less than the exercise price of the original options without stockholder approval.

Limits on Transfers of Awards. No option, restricted stock, or restricted stock unit shall be assignable or transferable by the participant except by transfer to a beneficiary upon the death of the participant, and any purported transfer (other than as stated in the 2020 Directors Plan) shall be null and void. After the death of a participant and upon the death of the participant’s beneficiary, the stock option, restricted stock, or restricted stock unit (as applicable) shall be transferable only by will or by the laws of descent and distribution. During the lifetime of a participant, a stock option shall be exercisable only by him or her; provided, however, that in the event the participant is incapacitated and unable to exercise options, such options may be exercised by such participant’s legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

Deferrals. At the Committee’s discretion, shares or cash payable upon the satisfaction of any requirements with respect to awards may be deferred. Any deferrals must be timely elected, and comply with policies and procedures established by the Committee and the requirements of Code Section 409A.

Corporate Transaction; Change of Control. Upon a corporate transaction, including a change of control, the Committee may make appropriate adjustments to the shares available for, and the exercise price of, awards and other actions it deems appropriate including, without limitation, providing that awards will be: (i) substituted for equivalent awards; (ii) upon reasonable prior written notice, terminated without payment if not exercised within a certain period (for stock options) or terminated if not accepted within a certain period (for restricted stock and RSUs); (iii) terminated in exchange for payment; (iv) fully vested and exercisable; and/or (v) with respect to performance-based awards, settled based on the higher of the actual attainment of the performance targets or the grantee’s target award.

Clawbacks. Awards are subject to a general clawback right as provided by Company policies, as required by law, as set forth in an award agreement or other agreement, or where the Committee determines that the participant has violated certain financial or ethical requirements or been terminated for “Cause.”

Amendment and Termination. The Board shall have the power at any time to amend, modify, or repeal any provisions of the 2020 Directors Stock Plan, to suspend the operation of the 2020 Directors Stock Plan or any of its provisions for any period or periods, or to terminate the 2020 Directors Stock Plan in whole or in part. Notwithstanding the foregoing, the addition, amendment, modification, repeal, suspension or termination shall not adversely affect the rights of a participant who has an outstanding award without the consent of the participant. No modification or amendment of the 2020 Directors Stock Plan may be made without the prior approval of the Company’s stockholders if such approval is necessary with respect to tax, securities or other applicable laws or rules or regulations of any stock exchange.

Term. The 2020 Directors Stock Plan will become effective upon stockholder approval at the 2020 Annual Meeting of Stockholders. Unless earlier terminated by the Board, the 2020 Directors Stock Plan will remain in effect until the tenth (10th) anniversary of the effective date.

Equity Ownership and Retention Requirements for Non-Employee Directors

The Company has always encouraged directors to have a financial stake in the Company, and the directors have generally owned shares of our common stock, but until 2020 the Company did not have any specified level of share ownership for individual directors. On March 6, 2020, however, the Board of Directors adopted formal stock ownership guidelines for non-employee directors effective January 1, 2020. The Outside Director Stock Ownership Guidelines require each director to hold shares of the Company’s common stock with a value equal to at least three times the director’s regular annual cash retainer. Directors have until the later to occur of January 1, 2025 and five years from the date of such director’s election to meet the ownership requirement.

The minimum number of shares to be held by a director will be calculated during the first calendar quarter of each fiscal year based on the director’s annual cash retainer in effect as of December 31st of the preceding year. The value of shares held by a director will be deemed to be the greater of (i) fair market value on the last trading day of the immediately preceding calendar year and (ii) fair market value on the date of acquisition of each share held (which shall be the date of grant). Any subsequent change in the value of the shares will not affect the amount of stock directors should hold during that year. For purposes of meeting the ownership guidelines, the following categories of stock are counted: (i) shares owned outright by the director or his or her immediate family members residing in the same household; (ii) shares held in trust or custody for the benefit of the director or one or more members of his or her family; and (iii) shares (or units representing shares) held in a deferred compensation account under the Equity Deferral Program for Directors or other similar deferral plan. Unvested equity awards do not count towards satisfaction of the ownership requirement, but directors shall receive 30% credit for vested but unexercised in-the-money stock options. If the number of shares that a director should own is increased as a result of an increase in the amount of such director’s annual retainer, the director will have five years from the effective date of the increase to attain the increased level of ownership.

Directors shall refrain from selling or transferring shares of the Company’s common stock until they have first satisfied the stock ownership requirement. The Outside Director Stock Ownership Guidelines are available in the “Corporate Governance” section of our website at https://investors.adtran.com.

Federal Income Tax Consequences

The following summary of the federal income tax consequences relating to the 2020 Directors Stock Plan is based on current federal tax laws and regulations. The Company cannot assure you that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

Nonqualified Stock Options. A participant generally has no income tax consequences from the grant of NQSOs. In the tax year when the participant exercises the NQSO, he or she recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price for the shares, and that amount will be subject to self-employment taxes.

If a participant exercises a NQSO by paying the exercise price with previously acquired common stock, he or she will have federal income tax consequences (relative to the new shares received) in two steps. In the first step, a number of new shares equivalent to the number of old shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code Section 1036 and related rulings, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the participant recognizes income on those new shares equal to their fair market value less any non-stock consideration tendered. The new shares equal to the number of the old shares tendered will have the same basis the participant had in the old shares and the holding period with respect to the tendered old shares will apply to the new shares. The excess new shares received will have a basis equal to the amount of income recognized on exercise, increased by any non-stock consideration tendered. The holding period begins on the exercise of the stock option. The gain, if any, realized at the later disposition of the common stock will either be short- or long-term capital gain, depending on the holding period.

There will be no tax consequences to the Company when granting a NQSO. The Company generally will have a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock. A holder of restricted stock will not recognize income at the time of the award, unless he or she specifically makes an election to do so under Code Section 83(b) within thirty days of such award. Unless the holder has made such an election, he or she will realize ordinary income and be subject to self-employment taxes in an amount equal to the fair market value of the shares on the date the restrictions on the shares lapse, reduced by the amount, if any, he or she paid for such shares. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the holder recognizes ordinary income. Upon a taxable disposition of the shares after ordinary income has been recognized, the holder will realize a capital gain or loss (which will be short- or long-term depending upon how long the shares are held after the restrictions lapse).

If the holder made a timely election under Code Section 83(b), he or she will recognize ordinary income for the taxable year in which an award of restricted stock is received in an amount equal to the fair market value of all shares of restricted stock awarded (even if the shares are subject to forfeiture) less any amount paid for such shares. That income will be taxable at ordinary income tax rates. At the time of disposition of the shares, if such an election was made, the holder will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate.

The Company will generally be entitled to a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock Units. A holder of RSUs generally will not recognize income at the time of the award. Upon delivery of the cash or shares due upon settlement of an RSU, a holder will realize ordinary income and be subject to self-employment taxes in an amount equal to the fair market value of the shares and/or value of cash distributed. The Company will generally be entitled to a corresponding tax deduction in the same amount and at the same time as the holder recognizes income. When the holder later disposes of his or her shares, the difference between the amount realized on sale and the amount recognized by the holder upon settlement of the RSU will be a capital gain or loss (which will be short- or long-term depending upon how long the shares are held).

Impact of Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2020 Directors Stock Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Code Section 409A are intended to comply with Code Section 409A.

New Plan Benefits

Subject to the terms and provisions of the 2020 Directors Stock Plan, the amounts of the awards granted to the non-employee directors are determined at the discretion of the Committee. The Committee has not yet made any determination as to the value of awards to be made to any eligible individual under the 2020 Directors Stock Plan in the future and, therefore, it is not possible to determine for any persons or groups the benefits or amounts that will be received in the future under the 2020 Directors Stock Plan or that would have been received by such persons or groups during 2019 had the 2020 Directors Stock Plan been in effect in 2019. However, please see “2019 Director Compensation” beginning on page 51 for a description of awards granted to the Company’s non-employee directors in 2019 pursuant to the 2010 Directors Stock Plan.

The Board of Directors unanimously recommends a vote “For” approval of the adoption of the 2020

Directors Stock Plan. The 2020 Directors Stock Plan will become effective upon stockholder approval.

PROPOSAL 4

ADVISORY VOTE REGARDING COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with the rules of the SEC. We intend to continue to hold such an advisory vote on the compensation of our NEOs, commonly known as a “say-on-pay” vote, each year in connection with our annual meeting of stockholders until the next vote on the frequency of the “say-on-pay” vote or until our Board of Directors otherwise determines that a different frequency for this advisory vote is in the best interests of our stockholders. The next advisory vote on the frequency of “say-on-pay” votes will occur no later than 2023.

As described in detail in the Compensation Discussion and Analysis, we seek to align the interests of our NEOs with the interests of our stockholders and to reward performance that enhances stockholder returns. As discussed in the Compensation Discussion and Analysis, the Compensation Committee intends to continue to place an emphasis on performance-based compensation. We believe that our compensation program has been, and will continue to be, successful in retaining and motivating our executive officers necessary for the current and long-term success of the Company.

We are asking our stockholders to indicate their support for the compensation of our NEOs as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our stockholders to vote “For” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2019 Summary Compensation Table and the other related tables and narrative disclosures.”

While this “say-on-pay” vote is non-binding and advisory, the Board of Directors and the Compensation Committee value the opinions of our stockholders and intend to consider the vote of the Company’s stockholders when considering future compensation arrangements. To the extent there is any significant vote against the compensation of our NEOs as disclosed in this Proxy Statement, the Compensation Committee and Board will evaluate whether any actions are necessary to address the concerns of stockholders.

The Board of Directors unanimously recommends a vote “For” approval of the “Say-on-Pay” proposal.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2020 Annual Meeting. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1986 and is considered by our Audit Committee to be well qualified. Stockholder ratification of the appointment is not required under the laws of the State of Delaware or any other laws, but the Board, at the request of the Audit Committee, has decided to ascertain the position of the stockholders on the appointment. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the appointment. However, the outcome of this proposal is non-binding and advisory in nature.

Representatives of PricewaterhouseCoopers LLP will be present at the 2020 Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

The Board of Directors unanimously recommends a vote “For” the ratification of the appointment of

PricewaterhouseCoopers LLP as our independent registered public accounting firm.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The aggregate fees and expenses paid or accrued by the Company for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2019 and 2018 are set forth below.

	2019	2018
Audit Fees	$1,296,759	$1,312,930
Audit-Related Fees	130,000	—
Tax Fees	—	36,250
All Other Fees	—	—

Total	$1,426,759	$1,349,180

Audit Fees. Audit Fees for the last two fiscal years were for professional services rendered for the integrated audits of our annual consolidated financial statements and of our internal control over financial reporting in our Annual Report on Form 10-K and quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees. Audit-Related Fees for 2019 were for services related to the adoption of FASB Accounting Standards Codification 842, Leases.

Tax Fees. Tax Fees for 2018 were for services related to research and development tax studies.

All Other Fees. There were no fees in this category for the fiscal years ended December 31, 2019 or 2018.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided to us by PricewaterhouseCoopers LLP. The policy: (1) identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that PricewaterhouseCoopers LLP’s independence is not impaired; (2) describes the audit, audit-related, tax and other services that may be provided and the non-audit services that may not be performed; and (3) sets forth pre-approval requirements for all permitted services.

Under the policy, a schedule is presented annually to the Audit Committee outlining the types of audit-related, tax and other services (other than audit services) that are likely to be performed during the year. The Audit Committee, based upon the guidelines in the policy, selects the services from that schedule that will be generally pre-approved and attaches the list as an appendix to the policy. The Audit Committee then sets an annual aggregate fee limitation for all of these generally pre-approved services. For fiscal year 2019, that limit was set at $60,000. Any fees for the generally pre-approved services that exceed this aggregate fee limit must be specifically pre-approved by the Audit Committee. In addition, any services not on the list of general pre-approved services must be specifically pre-approved.

Each member of the Audit Committee has been delegated the authority to provide any necessary specific pre-approval, in the event that the full Audit Committee is not available. Any member of the Audit Committee who provides specific pre-approval must report such approval to the Committee at its next meeting. To ensure compliance with the policy, a detailed report outlining all fees incurred year-to-date for services provided by PricewaterhouseCoopers LLP is presented to the Audit Committee on a quarterly basis.

STOCKHOLDERS’ PROPOSALS FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 2021 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by us at our executive offices in Huntsville, Alabama, on or before December 3, 2020, to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting. Any stockholder proposal must be in writing, must comply with Rule 14a-8 under the Exchange Act and must set forth (1) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (2) the name and address, as they appear on our books, of the stockholder submitting the proposal, (3) the class and number of shares that are beneficially owned by such stockholder, (4) the dates on which the stockholder acquired the shares, (5) documentary support for any claim of beneficial ownership as required by Rule 14a-8, (6) any material interest of the stockholder in the proposal, (7) a statement in support of the proposal and (8) any other information required by the rules and regulations of the SEC. Proposals of stockholders intended to be presented at the 2021 Annual Meeting of Stockholders outside of the Rule 14a-8 process, including director nominations, should be submitted by certified mail, return receipt requested, and must be received by us at our executive offices in Huntsville, Alabama, on or before February 16, 2021.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

As of the date of this proxy statement, the Board of Directors of the Company does not know of any matters which will be presented for consideration at the 2020 Annual Meeting other than those specified herein and referred to in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matter should be properly presented for consideration and voting at the 2020 Annual Meeting or any adjournment thereof, the persons named as proxies herein intend to vote the shares represented by all valid proxies in accordance with their judgment of what is in the best interest of the Company.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker. You may also call the Broadridge Householding Election system at (866) 540-7095 to decline or modify previous householding elections. You can also request prompt delivery of a copy of the proxy statement and annual report by sending a written request to ADTRAN, Inc., 901 Explorer Boulevard, Huntsville, Alabama 35806, Attn: Corporate Secretary.

APPENDIX A

ADTRAN, INC.

2020 EMPLOYEE STOCK INCENTIVE PLAN

effective [May 13, 2020]

A-1

ADTRAN, INC.

2020 EMPLOYEE STOCK INCENTIVE PLAN

ARTICLE I

PLAN INFORMATION

1.1 Background. ADTRAN, Inc. (the “Company”) hereby adopts this new equity incentive plan for the benefit of its employees to replace certain Prior Plans; provided, however, that notwithstanding that replacement, the Prior Plans shall remain in effect with respect to outstanding awards as long as the awards thereunder are outstanding. This new plan shall be known as the ADTRAN, Inc. 2020 Employee Stock Incentive Plan (the “Plan”).

1.2 General Purpose. The purpose of the Plan is to further the growth and development of the Company by offering employees and key service providers and advisors of the Company and its Subsidiaries the opportunity to own a proprietary interest in the Company. The Company intends that the Plan will provide such individuals with an added incentive to continue in the employ and/or service, promote the growth, efficiency and profitability, and help to attract outstanding individuals to the service, of the Company and its Subsidiaries.

1.3 Types of Awards Available Under the Plan. The Plan permits Awards of Stock Options, Stock Appreciation Rights (“SARs”), Restricted Stock, and Restricted Stock Units (“RSUs”). The types of Stock Options permitted under the Plan are incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”).

1.4 Intended Tax Effects of Awards. The Company intends that ISOs granted under the Plan qualify as incentive stock options under Code Section 422. Restricted Stock Awards are subject to taxation under Code Section 83. Nonqualified Stock Options and Stock Appreciation Rights are subject to taxation when the Nonqualified Stock Option or Stock Appreciation Right is exercised. Restricted Stock Units are subject to taxation when the underlying shares of Common Stock are issued to the Participant.

1.5 Effective Date of the Plan. The Plan shall be effective on the date of its approval by the shareholders of the Company at the 2020 annual meeting of shareholders (the “Effective Date”) in accordance with applicable law (including, without limitation, approvals required under Rule 16b-3 and Code Section 422) and any registration or stock exchange rule. Notwithstanding the above, any Stock Option that is designated as an Incentive Stock Option shall automatically be treated as a Nonqualified Stock Option if the Plan is not approved by the shareholders of the Company within twelve (12) months after the Effective Date of the Plan and no Restricted Stock Award shall be granted prior to approval by the Company’s shareholders.

1.6 Term. Unless earlier terminated by the Board pursuant to the provisions of Article IX hereof, the Plan shall remain in effect until the tenth (10th) anniversary of the Effective Date; provided, however, that notwithstanding its termination, the Plan shall remain in effect with respect to outstanding Awards as long as any Awards are outstanding.

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1.7 Operation, Administration and Definitions. The operation and administration of the Plan are subject to the provisions of this Plan document. Capitalized terms used in the Plan are defined in Article II below or may be defined within the Plan.

1.8 Legal Compliance. The Plan is intended to comply with (a) the requirements for ISOs under Code Section 422, (b) Code Section 409A, to the extent any Awards are treated as nonqualified deferred compensation under Code Section 409A, and (c) the exemption of Awards under the provisions of Rule 16b-3.

ARTICLE II

PLAN DEFINITIONS

The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

2.1 “Affiliate” means an entity that, directly or indirectly, controls, is controlled by, or is under common control with the Company, within the meaning of Rule 12b-2 of the Exchange Act.

2.2 “Award” means any award or benefit granted to Participant under the Plan, including, without limitation, the grant of Stock Options, Stock Appreciation Rights, Restricted Stock and/or Restricted Stock Units.

2.3 “Award Agreement” means the written (or electronic) agreement issued by the Company to the Participant that sets forth the terms and provisions of the Award granted under the Plan.

2.4 “Base Value” means the per share base price of a Stock Appreciation Right.

2.5 “Beneficiary” means, with respect to a Participant, the person(s) to whom the Participant’s Award shall be transferred upon the Participant’s death, determined as set forth in Section 10.1.

2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7 “Cause” means, as defined in such Participant’s employment, severance or similar agreement (if any) with the Company or an Affiliate if such an agreement exists as of the Participant’s Separation from Service and contains a definition of cause (or a like term) or, if no such agreement exists or such agreement does not contain a definition of cause (or a like term), then Cause means:

(a)

willful and continued failure to substantially perform his duties with the Company or any Affiliate within ten (10) business days after a written demand for substantial performance is delivered to the Participant which identifies the manner in which the Company or such Affiliate believes that the Participant has not substantially performed his duties;

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(b)	unlawful or willful misconduct which is economically injurious to the Company or to any Affiliate;

(c)	commission of, or a plea of guilty or nolo contendere to, a felony charge (other than a traffic violation);

(d)	habitual drug or alcohol abuse that impairs the Participant’s ability to perform the essential duties of his position;

(e)	an act of embezzlement or fraud;

(f)	competition with the business of the Company or an Affiliate, either directly or indirectly; or

(g)

a breach of any provision of any employment, confidentiality, intellectual property or non-competition agreement with the Company or an Affiliate, and to the extent curable, such breach is not cured by the Participant within ten (10) business days after a written notice is delivered to the Participant.

2.8 “Change of Control” means the occurrence of any of the following events on or after the Effective Date of this Plan:

(a)

Change in Ownership. A change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company. However, if any one person or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company or to cause a change in the effective control of the Company (within the meaning of subsection (b) below). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property, will be treated as an acquisition of stock for purposes of this Section. This applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction.

(b)

Change in Effective Control. A change in the effective control of the Company occurs on the date that either: (1) any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company; or (2) a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. A change in effective control may occur in any transaction in which either of the two corporations involved in the transaction has a Change of Control; or

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(c)

Change in Ownership of a Substantial Portion of Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to Code Section 409A, the Company will not be deemed to have undergone a Change of Control unless the Company is deemed to have undergone a “change in ownership,” a “change in effective control,” or a “change in the ownership of a substantial portion of the assets,” within the meaning of Code Section 409A.

2.9 “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code includes any regulations and formal guidance issued thereunder and any reference to any successor provision of the Code.

2.10 “Committee” means the committee appointed by the Board pursuant to Section 3.2 hereof to administer and interpret the Plan in accordance with Article III. The Committee shall (a) consist of two or more individuals each of whom shall be, to the extent required by Rule 16b-3, a “non-employee director” as defined in Rule 16b-3, and (b) satisfy the applicable requirements of any stock exchange or national market system on which the Common Stock may then be listed.

2.11 “Common Stock” means the common stock of the Company, par value $0.01 per share.

2.12 “Company” means ADTRAN, Inc., a Delaware corporation, and any successor thereto.

2.13 “Disability” means a Participant is unable to engage in any substantial gainful activity by reason of any medically-determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. A Participant shall be considered disabled only if he furnishes such proof of Disability as the Committee may reasonably require from time to time.

2.14 “Effective Date” means the effective date of this Plan, subject to shareholder approval as provided in Section 1.5.

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2.15 “Employee” means any common law employee of the Company or a Subsidiary who is actively employed at the time the Award is made.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17 “Exercise Price” means the purchase price of the shares of Common Stock underlying a Stock Option.

2.18 “Fair Market Value” of a share of Common Stock as of a date of determination means the following:

(a)

Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the Exchange Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or NASDAQ National Market System on the business day immediately preceding the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the closing price of a share on the business day immediately preceding the date of determination.

(b)

Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the NASDAQ National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of a share of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of a share of the Common Stock on the most recent date before the date of determination on which trading occurred.

(c)

Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the NASDAQ National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock in a manner consistent with the requirements of Code Section 409A, and in the case of an ISO, in compliance with Code Section 422.

In any event, the determination of Fair Market Value should be consistent with the requirements of Code Section 409A and in the case of an ISO, in compliance with Code Section 422. The Committee’s determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

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2.19 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Participant) control the management of assets, and any other entity in which one or more of these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

2.20 “Incentive Stock Option” or “ISO” means an option to purchase shares of Common Stock that is granted under Article VI hereof, designated as an incentive stock option, and intended to meet the requirements of Code Section 422.

2.21 “Nonqualified Stock Option” or “NQSO” means an option to purchase shares of Common Stock that is granted under Article VI hereof and not an incentive stock option within the meaning of Code Section 422.

2.22 “Officer” means “officer” as defined in Rule 16a-1(f) under Section 16(a) of the Exchange Act.

2.23 “Participant” means an individual who has been selected to receive an Award, or with respect to whom an Award is outstanding, under the Plan.

2.24 “Performance Measures” means any one or more of the criteria or measurements by which specific performance goals may be established and performance may be measured, as determined by the Committee, in its discretion. Performance Measures may include any one or more of the following: (a) earnings before all or any taxes (“EBT”); (b) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (c) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (d) earnings before all or any of interest expense and taxes (“EBIT”); (e) net earnings; (f) net income; (g) operating income or margin; (h) earnings per share; (i) growth; (j) return on shareholders’ equity; (k) capital expenditures; (l) expenses and expense ratio management; (m) return on investment; (n) improvements in capital structure; (o) profitability of an identifiable business unit or product; (p) profit margins; (q) stock price; (r) market share; (s) revenues; (t) costs; (u) cash flow; (v) working capital; (w) return on assets; (x) economic value added; (y) industry indices; (z) peer group performance; (aa) regulatory ratings; (bb) asset quality; (cc) gross or net profit; (dd) net sales; (ee) total shareholder return; (ff) sales (net or gross) measured by product line, territory, customers or other category; (gg) earnings from continuing operations; (hh) net worth; (ii) levels of expense, cost or liability by category, operating unit or any other delineation; (jj) non-GAAP operating income; (kk) adjusted EBIT, and (ll) any other criteria or measurement approved by the Committee. Performance Measures may relate to the Company and/or one or more of its Affiliates, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines.

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2.25 “Plan” means this ADTRAN, Inc. 2020 Employee Stock Incentive Plan.

2.26 “Prior Plans” means the:

(a)	ADTRAN, Inc. 1986 Employee Incentive Stock Option Plan (expired on February 14, 1996);

(b)	ADTRAN, Inc. 1996 Employees Incentive Stock Option Plan (expired on February 14, 2006);

(c)	ADTRAN, Inc. 2006 Employee Stock Incentive Plan (expired on January 23, 2016); and

(d)	ADTRAN, Inc. 2015 Employee Stock Incentive Plan (terminated upon the Effective Date of this Plan).

2.27 “Restricted Stock” means an Award of Common Stock that is subject to such conditions, restrictions and contingencies as the Committee determines, including the satisfaction of specified Performance Measures.

2.28 “Restricted Stock Unit” or “RSU” means an Award of a unit representing one share of Common Stock that, upon satisfaction of certain conditions, restrictions and contingencies as the Committee determines, including the satisfaction of specified Performance Measures shall result in the issuance of one share of Common Stock.

2.29 “Retirement” means the date of a Participant’s Separation from Service with the Company and all of its Affiliates at any time after (a) attaining age sixty-five (65) or (b) completing twenty-five (25) years of service for the Company, any Affiliate and any predecessor of the Company or Affiliate.

2.30 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as then in effect or any successor provision.

2.31 “Securities Act” means the Securities Act of 1933, as amended.

2.32 “Separation from Service” means a termination of employment or service by a Participant with the Company and its Affiliates; provided, that if any Award that is treated as nonqualified deferred compensation (within the meaning of Code Section 409A), or any dividend or dividend credit thereon, is to be paid or distributed upon a Separation from Service, then a Separation from Service shall not occur unless it qualifies as a “separation from service” within the meaning of Code Section 409A. Unless otherwise stated in the applicable Award Agreement, a Participant’s change in position, duties or status (e.g., from employee to consultant, consultant to director, employee to director) shall not result in interrupted or terminated employment or service, so long as such Participant continues to provide services to the Company or an Affiliate and a “separation from service” under Code Section 409A is not deemed to have occurred. The determination of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a Separation from Service for purposes of any Award granted under the Plan shall be determined by the Committee and, if applicable, in accordance with Code Section 409A, which determination shall be final and conclusive.

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2.33 “Stock Appreciation Right” or “SAR” means an Award representing a Participant’s right to receive payment in the form of cash or Common Stock in an amount equal to the excess of the Fair Market Value of the exercised shares of Common Stock subject to such SAR (or portion thereof) over their Base Value.

2.34 “Stock Option” means an ISO or NQSO, as applicable, granted to an Employee or service provider under the Plan.

2.35 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.36 “Ten Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent (as defined in Code Section 424(e)), or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall apply.

ARTICLE III

PLAN ADMINISTRATION

3.1 General Administration. The Plan shall be administered and interpreted by the Committee (as designated pursuant to Section 3.2). Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Award Agreements by which Awards shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive on all persons.

3.2 Appointment of Committee. The Board shall appoint the Committee from among its non-employee members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon.

3.3 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at least annually.

3.4 Individuals Eligible for Awards. The individuals eligible to receive Awards shall be (a) active Employees of the Company or its Subsidiaries, including Employees who are also members of the Board and (b) key service providers and advisors of the Company. Only Employees of the Company or any Subsidiary shall be eligible to receive ISOs.

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3.5 Powers of Committee. The Committee may make one or more Awards under the Plan. The Committee shall decide which eligible Employees and service providers shall receive an Award and when to grant an Award, the type of Award that it shall grant and the number of shares of Common Stock covered by the Award, subject to the terms of the Plan. The Committee shall also decide the terms, conditions, performance criteria, restrictions and other provisions of the Award. The Committee shall act by a majority of its then members, at a meeting of the Committee or by unanimous written consent. The Committee shall keep adequate records concerning the Plan and the Committee’s proceedings and acts in such form and detail as the Committee may decide.

3.6 Delegation by Committee. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or some of its responsibilities and powers to any one or more of its members. The Committee also may delegate some or all of it administrative duties and powers to any employee or Officer of the Company or its Affiliates. The Committee hereby delegates to the Company’s Chief Executive Officer (a) the authority to grant Awards under the Plan to service providers and Employees who are not officers of the Company or any Affiliate, provided that any such Award shall be governed by the form of Award Agreement most recently approved by the Committee for use in making Awards under the Plan and the Chief Executive Officer shall report any such grants to the Committee at its next meeting; and (b) in the event a Participant Separates from Service, the power to accelerate the exercisability or vesting of any outstanding Award held by the Participant, or to permit any such Award to continue to vest in accordance with its original vesting schedule. The Committee hereby delegates to the Company’s Corporate Secretary the authority to document any and all Awards made by the Committee and/or the Chief Executive Officer under the Plan by execution of the appropriate Award Agreements. The Committee may revoke any such allocation or delegation at any time.

3.7 Information to be Furnished to Committee. In order for the Committee to discharge its duties, it may require the Company, its Affiliates, Participants and other persons entitled to benefits under the Plan to provide it with certain data and information.

3.8 Deferral Arrangement. The Committee may permit or require the deferral of payment of any Award, subject to such rules and procedures as it may establish and in accordance with Code Section 409A. Unless otherwise provided in an Award Agreement, any such deferral will not include provisions for the payment or crediting of interest or dividend equivalents.

3.9 Indemnification. In addition to such other rights of indemnification that apply to them as members of the Board or a committee thereof, the Company shall indemnify the members of the Committee (and any designees of the Committee, as permitted under Section 3.6), to the extent permitted by applicable law, against reasonable expenses (including, without limitation, attorney’s fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award awarded hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Articles of Incorporation or the Bylaws of the Company relating to indemnification of the members of the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to such matters as to which it is adjudged in such action, suit or proceeding that such Committee member or members (or their designees) did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company.

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ARTICLE IV

STOCK SUBJECT TO THE PLAN

4.1 Common Stock Subject to Awards. Common Stock subject to Awards and other provisions of the Plan shall consist of the following: (a) authorized but unissued shares of Common Stock; (b) authorized and issued shares of Common Stock held by the Company in its treasury which have been reacquired by the Company; and (c) shares of Common Stock purchased by the Company in the open market.

4.2 Authorized Shares. Subject to adjustment in accordance with the provisions of Section 4.3, the maximum number of shares of Common Stock that may be issued under the Plan for Awards shall equal two million seven hundred seventy two thousand (2,772,000) shares of Common Stock (subject to increase in connection with awards previously granted under the Prior Plans as provided in Section 4.2(b)), all of which may be issued as ISOs under the Plan, and adjusted as follows:

(a)

Each Award of Stock Options, Restricted Stock or Restricted Stock Units granted under this Plan will reduce the number of authorized shares available under the Plan by one (1) share of Common Stock for each share underlying such Award.

(b)

Shares of Common Stock underlying an Award under this Plan or Prior Plans that is cancelled, terminated, expires without exercise, is forfeited, or lapses, for any reason shall again be available for issuance pursuant to Awards under this Plan (in the case of Restricted Stock or RSUs granted under the 2015 Employee Stock Incentive Plan, at the 2.5 share multiple provided by such Prior Plan).

(c)

Notwithstanding anything to the contrary herein, the following shares shall not again become available for issuance under the Plan: (1) shares of Common Stock withheld by, or otherwise remitted to, the Company as full or partial payment of the Exercise Price to the Company upon exercise of Stock Options granted under the Plan; (2) shares of Common Stock reserved for issuance under the Plan upon the grant of SARs to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the SARs; and (3) shares of Common Stock withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on Restricted Stock or RSUs or upon the exercise of Stock Options or SARs or upon any other payment or issuance under the Plan.

The Committee shall establish appropriate methods for determining the number of shares available for issuance under the Plan and the number of shares that have been actually issued under the Plan at any time. In no event shall fractional shares of Common Stock be issued under the Plan.

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4.3 Effects of Changes in Capitalization.

(a)

Changes to Common Stock. If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date (“Equity Restructuring”), the number and kinds of shares for which Awards may be granted under the Plan, the Exercise Price and/or the Base Value shall be adjusted proportionately and accordingly by the Committee; provided, that any such adjustment shall comply with Code Sections 409A and 424, if applicable. In addition, the number and kind of shares of Common Stock for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Participant immediately following such event shall, to the extent practicable, be the same as immediately before such event. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

(b)

Change of Control and Other Corporate Transactions. In the event of a merger, consolidation, reorganization, extraordinary dividend, tender offer for Common Stock, Change of Control or other change in capital structure of the Company that is not an Equity Restructuring under subsection (a) above, the Committee may (but is not required to) make such adjustments with respect to Common Stock that may be issued pursuant to Awards and the number and/or Exercise Price or Base Value of outstanding Awards and take such other action as it deems necessary or appropriate, including, without limitation, and subject to the requirements of Code Sections 409A and 424, if applicable:

(1)

making appropriate provision for the continuation of an Award by substituting on an equitable basis for the shares of Common Stock then subject to such Award either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change of Control or securities of any successor or acquiring entity;

(2)

upon reasonable prior written notice to the Participant, providing that: (i) the Stock Options and/or SARs held by such Participant, to the extent then exercisable, must be exercised within a specified number of days after the date of such notice, at the end of which period the Stock Options and/or SARs shall terminate without payment, and/or (ii) a grant of Restricted Stock and/or RSUs Stock must be accepted (to the extent then subject to acceptance) within a specified number of days after the date of such notice, at the end of which period the offer of the Restricted Stock and/or RSUs shall terminate;

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(3)

terminating an Award, whether vested or unvested, in exchange for a payment equal to (i) for Restricted Stock and RSUs, the Fair Market Value of the shares of Common Stock subject to the Award or (ii) for Stock Options and SARs, the excess of the Fair Market Value of the shares of Common Stock subject to the Award over the Exercise Price or Base Value, as applicable;

(4)	providing that an Award shall become (as applicable) fully vested and exercisable, and any vesting period or restrictions shall lapse, immediately prior to the Change of Control; and/or

(5)

with respect to an Award subject to Performance Measures, providing that any incomplete performance periods shall end on the date of such Change of Control (or other corporate transaction described in this subsection (b)), and the Committee shall cause the Award to be settled based upon the higher of: (i) the Participant’s actual attainment of performance goals for the performance period through the date of the Change of Control (or other corporate transaction described in this subsection (b)) or (ii) the performance target award.

Notwithstanding anything to the contrary, an Award having an Exercise Price or Base Value equal to or greater than the Fair Market Value of the consideration to be paid per share of Common Stock in the Change of Control may be canceled without payment of consideration to the applicable Participant.

(c)

Limits on Adjustments. Any issuance by the Company of stock of any class other than the Common Stock, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Award, except as specifically provided otherwise in this Plan. The grant of Awards under the Plan shall not affect in any way the right or authority of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share with no cash payment due therefor. If the Company issues any rights to subscribe for additional shares pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, then each Participant shall be entitled to the same rights on the same basis as holders of outstanding shares with respect to such portion of the Participant’s Award as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights. All adjustments the Committee makes under this Plan shall be final and conclusive.

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ARTICLE V

RULES APPLICABLE TO AWARDS

5.1 Maximum Annual Limits on Awards. Subject to adjustment as provided in Section 4.3, the number of shares of Common Stock underlying Awards granted to a Participant in any calendar year shall not exceed 250,000 shares of Common Stock.

5.2 Transferability.

(a)

Except as provided in subsection (b) below: (1) no Award shall be assignable or transferable by the Participant except by transfer to a Beneficiary upon the death of the Participant, and any purported transfer (other than as excepted above) shall be null and void. After the death of a Participant and upon the death of the Participant’s Beneficiary, an Award shall be transferable only by will or the laws of descent and distribution; (2) Awards shall be exercisable during the Participant’s lifetime only by the Participant (or a legal representative if the Participant becomes incapacitated); and (3) nothing contained in this Section 5.2 shall preclude a Participant from transferring shares of Restricted Stock that have vested, or shares of Common Stock that are issued in settlement of a Stock Option, SAR or RSUs, subject to the remaining provisions of this Plan and applicable law.

(b)

A Participant may transfer not for value any Award other than an ISO to any Family Member of the Participant using such form and subject to such additional administrative procedures as approved by the Committee from time to time; provided, however, that any such Award shall remain subject to all vesting, forfeiture, and other restrictions provided herein and in the Award Agreement to the same extent as if it had not been transferred. For purposes of this subsection (b), a “not for value” transfer is a transfer which is (1) a gift, (2) a transfer under a domestic relations order in settlement of marital property rights; or (3) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. Subsequent transfers of transferred Awards are prohibited except to Family Members of the Participant in accordance with this subsection (b) or by will or the laws of descent and distribution.

5.3 Accelerated Exercisability and Vesting. The Committee (or the Company’s Chief Executive Officer, in the case of Awards granted to employees and service providers who are not Officers) shall always have the discretionary power to accelerate the exercisability or vesting of, any Award granted under the Plan, or to permit the continued vesting of any such Award according to its original vesting schedule, notwithstanding the Participant’s Separation from Service for any reason. Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, in the event of one of the following events, any outstanding Awards shall immediately become fully exercisable or vested: (1) the Participant’s death; (2) the Participant’s Separation from Service due to Disability; or (3) a Change of Control of the Company; provided, however, if an outstanding Award of Restricted Stock or RSUs remains subject to any performance-based vesting schedule, then upon one of the above events, a

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proportion of the shares subject to such Award shall become vested and nonforfeitable, equal to the proportion of the time completed through the date of the applicable event to the performance measurement period for the Award, with target performance level deemed to be achieved as of the date of the applicable event, and in the event the Restricted Stock or RSU Award was originally scheduled without a designated target performance level (e.g., a single performance level or minimum and maximum performance levels), then the performance level that, if met, would have resulted in the least number of shares becoming vested shall be treated as the target level.

5.4 Separation From Service. Unless the Committee decides otherwise, all Awards (or portions thereof) that remain unexercisable or unvested upon the Participant’s Separation from Service for any reason other than the events listed in Section 5.3 shall be forfeited by the Participant immediately upon the date of such Separation from Service.

5.5 Waiver of Restrictions. The Committee (or the Company’s CEO, as provided in Section 5.3 above) may elect, in its sole discretion, to waive any or all restrictions with respect to any Award under the Plan.

5.6 No Repricing of Awards. Except as provided in Section 4.3, the Committee shall not amend any Stock Option or SAR to reduce its Exercise Price or Base Value, and shall not issue to any Participant a new Award in exchange for the surrender and cancellation of any other Award, if such new Award has an Exercise Price or Base Value (as applicable) lower than that of the Award for which it is exchanged, or take any other action that would have the effect of reducing the Exercise Price or Base Value of a Stock Option or SAR.

ARTICLE VI

STOCK OPTIONS

6.1 Grant of Stock Options. The Committee may grant Stock Options for shares of Common Stock in such amounts as it may determine and subject to the provisions of the Plan. A Stock Option shall constitute an ISO only if the Participant is an Employee and the Stock Option is specifically designated as an Incentive Stock Option in the applicable Award Agreement.

6.2 Award Agreement. An Award of a Stock Option shall be evidenced by an Award Agreement that specifies the following terms and any additional terms and conditions determined by the Committee and not inconsistent with the Plan: (a) the name of the Participant; (b) the total number of shares of Common Stock to which the Stock Option pertains; (c) the Exercise Price of the Stock Option; (d) the date as of which the Committee granted the Stock Option; (e) the type of Stock Option granted; (f) the requirements for the Stock Option to become exercisable, such as continuous service, time-based schedule, period and goals for Performance Measures to be satisfied, additional consideration, etc.; (g) the expiration date of the Stock Option; and (h) the Beneficiary of the Participant.

6.3 Exercise Price. The per share Exercise Price of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant (or, in the case of an ISO granted to a Ten Percent Shareholder, 110% of the Fair Market Value of a share of Common Stock as of the date of grant).

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6.4 Exercisability.

(a)	General Schedule. Subject to paragraph (b) below, each Stock Option shall become exercisable according to the following schedule, measured from the date of grant:

Anniversary of the date of grant:	Vested percentage:
One-year anniversary	25%
Two-year anniversary	25%
Three-year anniversary	25%
Four-year anniversary	25%

Once a portion of a Stock Option is exercisable, that portion continues to be exercisable until the Stock Option expires (as described in Section 6.5). Fractional shares shall be disregarded for exercise.

(b)

Other Vesting Requirements. The Committee may specify another vesting schedule in the Award Agreement, whether time-based or performance-based and with any other conditions, restrictions and contingencies as it determines, in its sole discretion, provided that such schedule may not result in vesting of any portion of the Stock Option before the one (1) year anniversary of its date of grant, except in the event of the Participant’s death or Disability or pursuant to Committee action taken in connection with a Change of Control as described in Section 4.3(b). The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Notwithstanding the foregoing, the Committee (or the CEO pursuant to the delegation described in Section 3.6) may in its discretion in connection with a Participant’s Separation from Service, accelerate the vesting of any Stock Option held by the Participant or permit the continued vesting of such Award on the vesting schedule set forth in the Participant’s Award Agreement. Other than as provided in the preceding sentences, if a Participant Separates from Service, his or her rights to all non-vested Stock Options shall cease immediately.

6.5 Expiration Date.

(a)	Expiration Date. The expiration date of any Stock Option shall be the earliest to occur of the following:

(1)	Maximum Term. The date ten (10) years from the date of grant of the Stock Option (or for an ISO granted to a Ten Percent Shareholder, five (5) years from the date of grant);

(2)	Termination for Cause. The date of the Participant’s Separation from Service for Cause with the Company and all Affiliates;

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(3)

Separation from Service due to Death, Disability or Retirement. The one-year anniversary of the Participant’s Separation from Service with the Company and all Affiliates due to death, Disability or Retirement, or such shorter period as determined by the Committee and set forth in the Award Agreement; and

(4)

Separation from Service. The date that is three (3) months following the date of the Participant’s Separation from Service with the Company and all Affiliates for any reason other than those specified elsewhere in this Section 6.5(a), or such shorter period as determined by the Committee and set forth in the Award Agreement.

Notwithstanding the foregoing, the Committee may, in its discretion, in connection with a Participant’s Separation from Service, permit an Award to remain exercisable for the full exercise period set forth in the Award Agreement or the maximum term as described in Section 6.5(a)(1) above so long as such extension does not violate Code Section 409A or other applicable laws.

(b)

Expiration Date Following Change of Control. Notwithstanding the provisions of Section 6.5(a) above and unless the Committee specifies otherwise in the Award Agreement, at any time following a Change of Control of the Company, in the event a Participant incurs a Separation from Service with the Company and its Affiliates for any reason other than: (1) due to death or Disability, (2) for Cause or (3) due to a voluntary resignation, the term of all Stock Options held by such Participant shall be extended to their maximum term as described in Section 6.5(a)(1) above.

6.6 Minimum Exercise Amount. Unless the Committee specifies otherwise in the Award Agreement, a Participant may exercise a Stock Option for less than the full number of shares of Common Stock subject to the Stock Option. However, each exercise may not be made for less than 100 shares or, if less, the total remaining shares subject to the Stock Option. The Committee may in its discretion specify other Stock Option terms, including restrictions on frequency of exercise and periods during which Stock Options may not be exercised.

6.7 Payment of Exercise Price. The Participant must pay the full Exercise Price for shares of Common Stock purchased upon the exercise of any Stock Option, and all applicable withholding taxes, at the time of such exercise by one of the following forms of payment:

(a)	cash or cash equivalents acceptable to the Company;

(b)

delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Common Stock and to deliver all or part of the sales proceeds to the Company in payment of the Exercise Price;

(c)

delivery of shares of Common Stock already owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) having a Fair Market Value on the date of surrender equal to the aggregate Exercise Price and taxes due;

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(d)	with the Committee’s approval, having the Company withhold shares of Common Stock that otherwise would be acquired on exercise having a Fair Market Value equal to the aggregate Exercise Price; or

(e)	any combination of the above forms or any other form of payment permitted by the Committee.

6.8 Rights as a Shareholder. A Participant shall first have rights as a shareholder of the Company with respect to shares of Common Stock covered by a Stock Option (including rights to dividends and voting) only when the Participant has paid the Exercise Price and applicable withholding taxes in full and the shares actually have been issued to the Participant. No dividend equivalents shall be payable with respect to unexercised Stock Options or unissued shares.

6.9 Limitations on ISOs.

(a)

An Award shall qualify as an ISO only to the extent that the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the shares of Common Stock with respect to which all ISOs held by such Participant become exercisable for the first time during any calendar year (under the Plan, the Prior Plans, and all other plans of the Company, its parent (as defined in Code Section 424(e)) or a Subsidiary) does not exceed $100,000. This $100,000 limitation shall be applied by taking ISOs into account in the order in which they were granted. Any portion of an ISO in excess of such $100,000 limitation will be treated as a NQSO.

(b)

If any Participant shall make any disposition of shares of Common Stock delivered pursuant to the exercise of an ISO that is a disqualifying disposition, such Participant shall notify the Company of such disposition within ten (10) business days thereof. A disqualifying disposition is any disposition (including any sale) of Common Stock acquired upon exercise of an ISO before the later of (1) two (2) years after the grant date of the ISO or (2) one (1) year after the date the Participant acquired the Common Stock by exercising the ISO.

(c)

If all or part of an ISO is not exercised within (1) three (3) months after the date of the Participant’s Separation from Service for any reason except due to death or Disability, or (2) within one (1) year following the Participant’s Separation from Service due to death or Disability, but remains exercisable, the unexercised portion thereof shall automatically be treated as a NQSO for the remainder of the term of the Stock Option.

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ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1 Grant of SARs. The Committee may grant Stock Appreciation Rights to Participants in such amounts as it may determine and subject to the provisions of the Plan.

7.2 SAR Award Agreement. An Award of SARs shall be evidenced by an Award Agreement that specifies the following terms and any additional terms and conditions determined by the Committee and not inconsistent with the Plan: (a) the name of the Participant; (b) the total number of shares of Common Stock to which the SAR pertains; (c) the Base Value of the SAR; (d) the date as of which the Committee granted the SAR; (e) the type of SAR granted; (f) the requirements for the SAR to become exercisable, such as continuous service, time-based schedule, period and goals for Performance Measures to be satisfied, additional consideration, etc.; (g) the expiration date of the SAR; and (h) the Beneficiary of the Participant.

7.3 Base Value. The per share Base Value of each SAR shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant.

7.4 Exercisability.

(a)	General Schedule. Subject to paragraph (b) below, each SAR shall become exercisable according to the following schedule, measured from the date of grant:

Anniversary of the date of grant:	Vested percentage:
One-year anniversary	25%
Two-year anniversary	25%
Three-year anniversary	25%
Four-year anniversary	25%

Once a portion of a SAR is exercisable, that portion continues to be exercisable until the SAR expires (as described in Section 7.5). Fractional shares shall be disregarded for exercise.

(b)

Other Vesting Requirements. The Committee may specify another vesting schedule in the Award Agreement, whether time-based or performance-based and with any other conditions, restrictions and contingencies as it determines, in its sole discretion, provided that such schedule may not result in vesting of any portion of the SAR before the one (1) year anniversary of its date of grant, except in the event of the Participant’s death or Disability or pursuant to Committee action taken in connection with a Change of Control as described in Section 4.3(b) above. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Notwithstanding the foregoing, the Committee (or the CEO pursuant to the delegation described in Section 3.6) may in its discretion in connection with a Participant’s Separation

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from Service, accelerate the vesting of any SAR held by the Participant or permit the continued vesting of such Award on the vesting schedule set forth in the Participant’s Award Agreement. Other than as provided in the preceding sentences, if a Participant Separates from Service, his or her rights to all non-vested SARs shall cease immediately.

7.5 Expiration Date.

(a)	Expiration Date. The expiration date of any SAR shall be the earliest to occur of the following:

(1)	Maximum Term. The date ten (10) years from the date of grant of the SAR;

(2)	Separation from Service for Cause. The date of the Participant’s Separation from Service for Cause with the Company and all Affiliates;

(3)

Separation from Service due to Death, Disability or Retirement. The one-year anniversary of the Participant’s Separation from Service with the Company and all Affiliates due to death, Disability or Retirement, or such shorter period as determined by the Committee and set forth in the SAR Agreement; and

(4)

Separation from Service. The date that is three (3) months following the date of the Participant’s Separation from Service with the Company and all Affiliates for any reason other than those specified elsewhere in this Section 7.5(a), or such shorter period as determined by the Committee and set forth in the SAR Agreement.

Notwithstanding the foregoing, the Committee may, in its discretion, in connection with a Participant’s Separation from Service, permit an Award to remain exercisable for its full original period of exercise or the maximum term as described in Section 7.5(a)(1) above so long as such extension does not violate Code Section 409A or other applicable laws.

(b)

Expiration Date Following Change of Control. Notwithstanding the provisions of Section 7.5(a) above and unless the Committee specifies otherwise in the Award Agreement, at any time following a Change of Control of the Company, in the event a Participant incurs a Separation from Service with the Company and its Affiliates for any reason other than: (1) due to death or Disability, (2) for Cause, or (3) due to a voluntary resignation, the term of all SARs held by such Participant shall be extended to their maximum term as described in Section 7.5(a)(1) above.

7.6 Minimum SAR Exercise Amount. Unless the Committee specifies otherwise in the SAR Agreement, a Participant may exercise a SAR for less than the full number of shares of Common Stock subject to the SAR. However, each exercise may not be made for less than 100 shares or, if less, the total remaining shares subject to the SAR. The Committee may in its discretion specify other SAR terms, including restrictions on a frequency of exercise and periods during which SARs may not be exercised.

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7.7 Exercise of SARs. SARs may be exercised upon the terms and conditions determined by the Committee, in its sole discretion.

7.8 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company equal to an amount determined by multiplying: (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the Base Value of the applicable SAR; by (b) the number of shares of Common Stock with respect to which the SAR is being exercised.

The payment for SAR exercise may be made in cash, shares of Common Stock or in some combination thereof at the sole discretion of the Committee. The form of payment shall be specified in the Award Agreement pertaining to the grant of the SAR.

7.9 Rights as a Shareholder. To the extent that a Stock Appreciation Right Award is payable (in whole or in part) in the form of shares of Common Stock, a Participant shall first have rights as a shareholder of the Company with respect to shares of Common Stock covered by the Stock Appreciation Right (including rights to dividends and voting) only when the Participant has exercised the SAR pursuant to the terms and conditions of the Award and the shares actually have been issued to the Participant. No dividend equivalents shall be payable with respect to unexercised SARs or unissued shares.

ARTICLE VIII

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1 Grants of Restricted Stock and Restricted Stock Units. The Committee may grant shares of Common Stock as Restricted Stock or may grant Restricted Stock Units to Participants in such amounts as it may determine and subject to the provisions of the Plan.

8.2 Restricted Stock and Award Agreement. An Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement that specifies the following terms: (a) the name of the Participant; (b) the total number of shares of Common Stock to which the Award of Restricted Stock or Restricted Stock Units pertain; (c) the date as of which the Committee awarded the Restricted Stock or the Restricted Stock Unit; (d) the manner in which the Restricted Stock or Restricted Stock Units will become vested, nonforfeitable and transferable and a description of any restrictions applicable to the Restricted Stock or the Restricted Stock Units; (e) for RSUs, when RSUs will be settled after they vest; and (f) the Beneficiary of the Participant.

8.3 Vesting.

(a)

General Schedule. Subject to paragraph (b) below, each Award of Restricted Stock or Restricted Stock Units shall become vested and nonforfeitable according to the following schedule, measured from the date of grant:

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Anniversary of the date of grant:	Vested percentage:
One-year anniversary	25%
Two-year anniversary	25%
Three-year anniversary	25%
Four-year anniversary	25%

(b)

Other Vesting Requirements. The Committee may specify another vesting schedule in the Award Agreement, whether time-based or performance-based and with any other conditions, restrictions and contingencies as it determines, in its sole discretion, provided that such schedule may not result in vesting of any portion of the Award of Restricted Stock or Restricted Stock Units before the one (1) year anniversary of its date of grant, except in the event of the Participant’s death or Disability or pursuant to Committee action taken in connection with a Change of Control as described in Section 4.3(b) above. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Notwithstanding the foregoing, the Committee (or the CEO pursuant to the delegation described in Section 3.6) may in its discretion in connection with a Participant’s Separation from Service, accelerate the vesting of any Award of Restricted Stock or Restricted Stock Units held by the Participant or permit the continued vesting of such Award of Restricted Stock or Restricted Stock Units on the vesting schedule set forth in the Participant’s Award Agreement; provided, however, that any such extension must comply with Code Section 409A and the Delay Period (as defined in Section 10.16) for specified employees. Other than as provided in the preceding sentences, if a Participant Separates from Service, his or her rights to all Restricted Stock or Restricted Stock Units that have not yet vested shall cease immediately.

8.4 Delivery of Restricted Stock.

(a)

Issuance. The Company shall issue the shares of Restricted Stock within a reasonable period of time after approval of the Restricted Stock Award; provided, that if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the Securities Act and causing such registration statement to become effective) with respect to such shares before the issuance thereof, then the date of delivery of the shares shall be extended for the period necessary to take such action. As long as any restrictions apply to the Restricted Stock, the shares of Restricted Stock shall be held by the Committee in uncertificated form in a restricted account.

(b)

Legend. Unless the certificate representing shares of the Restricted Stock is deposited with a custodian (as described in this Section), each certificate shall bear the following legend (in addition to any other legend required by law):

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“The transferability of this certificate and the shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the ADTRAN, Inc. 2020 Employee Stock Incentive Plan and an Award Agreement dated __________, ____, between ________________ and ADTRAN, Inc. The Plan and the Award Agreement are on file in the office of the Corporate Secretary of ADTRAN, Inc.”

Such legend shall be removed or canceled from any certificate evidencing shares of Restricted Stock as of the date that such shares become nonforfeitable.

(c)

Deposit with Custodian. As an alternative to delivering a stock certificate to the Participant, the Committee may deposit or transfer such shares electronically to a custodian designated by the Committee. The Committee shall cause the custodian to issue a receipt for the shares to the Participant for any Restricted Stock so deposited. The custodian shall hold the shares and deliver the same to the Participant in whose name the Restricted Stock evidenced thereby are registered only after such shares become nonforfeitable.

8.5 Settlement of RSUs. Except as otherwise provided in the Award Agreement and in accordance with Code Section 409A, RSUs shall generally be settled in shares of Common Stock immediately following the date they vest; provided that the Committee may specify in the applicable Award Agreement that settlement shall be in cash or in a combination of Common Stock and cash.

8.6 Shareholder Rights for Restricted Stock. Upon issuance of shares of Restricted Stock, the Participant shall have immediate rights of ownership in the shares of Restricted Stock, including the right to vote the shares and the right to receive dividends with respect to the shares, notwithstanding any outstanding restrictions on the Restricted Stock. With respect to dividends, the Committee may apply any restrictions that it determines, in its sole discretion, to dividends paid on shares of Common Stock which are still subject to vesting, and such dividends shall be paid to the Participant when the underlying shares of Restricted Stock with respect to such dividends vest.

8.7 Shareholder Rights for RSUs; Dividend Credits. Unless otherwise designated by the Committee in the Award Agreement, the Participant shall have no shareholder rights with respect to the shares of Common Stock subject to the RSU, including any voting and dividend rights, until actual shares of Common Stock are issued upon settlement of such RSU Award. However, the Committee may designate that the unvested portion of an RSU Award is eligible for dividend credits, in which case such dividend credits shall be paid when such underlying shares of Common Stock subject to the RSU Award are issued to the Participant.

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ARTICLE IX

AMENDMENT AND TERMINATION OF PLAN AND PLAN AWARDS

9.1 Amendment and Termination By the Board. Subject to Section 9.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or to terminate the Plan in whole or in part. In the event of any such action, to the extent it determines necessary to administer the Plan, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination. No Award Agreement may be amended to reprice or constructively reprice any Award.

9.2 Restrictions on Amendment and Termination. Notwithstanding the provisions of Section 9.1 above, the following restrictions shall apply to the Board’s authority under Section 9.1 above:

(a)

Prohibition Against Adverse Effects on Outstanding Awards. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of a Participant who has an outstanding Award without the consent of such Participant. The Committee shall not amend any Award Agreement that it previously has authorized under the Plan that adversely affects the Participant’s rights or benefits under an Award without the written (or electronic) consent of the Participant holding such Award.

(b)

Shareholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if (1) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code Section 422, (2) such modification or amendment would materially increase the benefits accruing to Participants under the Plan, (3) such modification or amendment would materially increase the number of securities which may be issued under the Plan, (4) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan or (5) such approval is necessary with respect to tax, securities or other applicable laws or the applicable rules or regulations of any stock exchange or the NASDAQ National Market System. Clauses (2), (3) and (4) of the preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company’s articles or certificate of incorporation and bylaws and by applicable law; provided, however, that for modifications described in clauses (2), (3) and (4) above, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the Exchange Act as required by paragraph (b)(2) of Rule 16b-3.

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ARTICLE X

PLAN OPERATION

10.1 Beneficiary. Upon a Participant’s death, the Participant’s Beneficiary shall be determined as follows:

(a)

Designation of Beneficiary. A Participant’s Beneficiary shall be the person who is last designated in writing by the Participant as such Participant’s Beneficiary hereunder. A Participant shall designate his or her original Beneficiary in writing (on paper or electronically) on the form provided by the Committee. Any subsequent modification of the Participant’s Beneficiary shall be on the form provided by the Committee. A designation of Beneficiary shall be effective when the properly completed form is received and accepted by the Committee (or its designee), as determined in the Committee’s (or its delegate’s) sole discretion.

(b)

No Designated Beneficiary. If no Beneficiary has been validly designated by a Participant, or the Beneficiary designated by the Participant is no longer living or in existence at the time of the Participant’s death, then the Participant’s Beneficiary shall be deemed to be the Participant’s legal spouse under applicable state law, or if none, the Participant’s estate.

(c)

Designation of Multiple Beneficiaries. A Participant may, consistent with subsection (a) above, designate more than one person as a Beneficiary if, for each such Beneficiary, the Participant also designates a percentage of the Participant’s Award to be transferred to such Beneficiary upon the Participant’s death. Unless otherwise specified by the Participant, any designation by the Participant of multiple Beneficiaries shall be interpreted as a designation by the Participant that each such Beneficiary (to the extent such Beneficiary is alive or in existence as of the Participant’s date of death) should be entitled to an equal percentage of the Participant’s Award. Each Beneficiary shall have complete and non-joint rights with respect to the portion of a Participant’s Award to be transferred to such Beneficiary upon the Participant’s death.

(d)

Contingent Beneficiaries. A Participant may designate one or more contingent Beneficiaries to receive all or a portion of the Participant’s Award in the event that all of the Participant’s original Beneficiaries should predecease the Participant. In the event that one or more original Beneficiaries predeceases the Participant, then the remaining original Beneficiaries specified above shall be entitled to the share of such deceased Beneficiary in direct proportion to their designated shares.

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10.2 Compliance with Other Laws and Regulations.

(a)

The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Common Stock may be issued or sold to the Participant exercising a Stock Option or SAR unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award.

(b)

In connection with the Securities Act, upon the exercise of any Option or SAR or the delivery of any shares of Common Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the Participant or any other individual exercising a Stock Option may acquire such shares pursuant to an exemption from registration under the Securities Act.

(c)

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of a Stock Option or the issuance of shares of Common Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that a Stock Option or SAR shall not be exercisable until the shares of Common Stock covered by such Stock Option or SAR are registered or are exempt from registration, the exercise of such Stock Option or SAR (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

(d)	The Company may require a Participant to submit evidence that the Participant is acquiring shares of Common Stock for investment purposes.

10.3 Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the vesting, exercise and settlement thereof qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

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10.4 Tax Withholding. The Company and its Affiliates shall have the power and the right to deduct or withhold from amounts (including withholding any shares of Common Stock that otherwise would be issued on exercise or following the vesting of an Award) to the Participant by the Company or such Affiliate, or require a Participant to remit to the Company or such Affiliate as a condition of any Award, an amount (in cash or in kind, subject to the approval of the Company) sufficient to satisfy the minimum Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. Notwithstanding the above, in the case of Stock Options and SARs, such tax withholding shall be accomplished as set forth in Sections 6.7 and 7.7.

10.5 Limitation of Implied Rights. No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate.

10.6 No Trust or Fund Created. Neither a Participant nor any other person shall, by reason of the Plan or any Award, acquire any right in or title to any assets, funds or property, other than the Common Stock of the Company or an Affiliate, including, without limitation, any specific funds, assets, or other property which the Company or its Affiliates, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock underlying Awards granted under the Plan, unsecured by any assets of the Company or an Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of the Company or its Affiliates shall be sufficient to pay any benefits to any person.

10.7 Nonexclusively of the Plan. Neither the adoption of the Plan nor the submission of the Plan to the Company’s shareholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals).

10.8 Conditions of Participation in the Plan. When the Committee makes an Award, it may require a Participant to execute (on paper or electronically) an Award Agreement in a form specified by the Committee, agreeing to the terms and conditions of the Award and to such additional terms and conditions, not inconsistent with the terms and conditions of the Plan, as the Committee may, in its sole discretion, prescribe. If there is a conflict between any provision of an Award Agreement and the Plan, the Plan shall control.

10.9 Notices; Evidence. In order for a Participant or other individual to give notice or other communication to the Committee, the notice or other communication shall be in the form specified by the Committee and delivered to the location designated by the Committee in its sole discretion. Anyone required to give evidence under the Plan may give such evidence by certificate, affidavit, document or other information which the person acting on the evidence considers pertinent, reliable and signed, made or presented (on paper or electronically) by the proper party or parties.

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10.10 Gender and Number. Words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

10.11 Headings. The headings in this Plan are for convenience of reference. Headings are not a part of the Plan and shall not be considered in the construction hereof.

10.12 Legal References. Any reference in this Plan to a provision of law which is later revised, modified, finalized or redesignated, shall automatically be considered a reference to such revised, modified, finalized or redesignated provision of law.

10.13 No Rights to Perform Services. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to perform services for the Company or any of its Affiliates.

10.14 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

10.15 Clawback/Recovery. Subject to Code Section 409A, all Awards granted under the Plan will be subject to clawback, recovery, or recoupment, as determined by the Committee in its sole discretion, including but not limited to a reacquisition right with respect to previously granted Restricted Stock or other cash or property, (a) as provided in the Company’s forfeiture policy implemented by the Company from time to time and applicable to all Officers and directors of the Company on the same terms and conditions, including without limitation, any such policy adopted to comply with the requirements of applicable law or the rules and regulations of any stock exchange applicable to the Company, (b) as is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law, (c) as provided in the applicable Award Agreement, and/or (d) to the extent that the Committee determines that the Participant has been involved in the altering, inflating, and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards, or that the Participant has willfully engaged in any activity injurious to the Company, or the Participant’s Separation from Service with the Company or its Affiliates is for Cause. No recovery of compensation under this Section will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates.

10.16 Code Section 409A. Although the Company does not guarantee to a Participant any particular tax treatment of an Award, Awards are intended to comply with, or be exempt from, the requirements of Code Section 409A, to the extent it applies. The Plan and each Award Agreement will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Committee. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant pursuant to or as a result of Code Section 409A or for any damages for failing to qualify for an exemption from, or comply with, Code Section 409A. If the Participant is deemed on a Separation from Service to be a “specified employee” within the meaning of Code Section 409A(a)(2)(B), then with regard to any Award that is considered nonqualified deferred

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compensation under Code Section 409A payable on account of a Separation from Service, such Award shall be paid at the date which is the earlier of (A) the expiration of the six (6) month period measured from the date of such a Separation from Service of the Participant, and (B) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid to the Participant in a lump sum and any remaining payments due under the Award shall be paid in accordance with the normal payment dates specified for them in the Plan or the applicable Award Agreement.

10.17 International Awards. The Committee may adopt special guidelines and provisions for Awards with respect to Participants who are employed or reside in any country other than the United States in order to comply with the applicable laws of such other country.

10.18 Governing Law. The Plan is governed by and shall be construed in accordance with the laws of the State of Alabama, without regard to any choice of law principles thereof or of any other jurisdiction.

*****

ADOPTED BY THE BOARD OF DIRECTORS

ON MARCH 6, 2020

EFFECTIVE AS OF [MAY 13, 2020]

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APPENDIX B

ADTRAN, INC.

2020 DIRECTORS STOCK PLAN

effective [May 13, 2020]

B-1

ADTRAN, INC.

2020 DIRECTORS STOCK PLAN

ARTICLE I

Purpose

1.1 Background. ADTRAN, Inc. (the “Company”) hereby adopts this new equity incentive plan for the benefit of its directors to replace certain Prior Plans that have expired; provided, however, that notwithstanding that replacement, the Prior Plans shall remain in effect with respect to outstanding awards so long as any awards thereunder are outstanding. This new plan shall be known as the ADTRAN, Inc. 2020 Directors Stock Plan (the “Plan”).

1.2 General Purpose. The purpose of this Plan is to further the growth and development of the Company by encouraging Directors who are not employees of the Company to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such Persons with an added incentive to continue to serve as Directors and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting individuals of outstanding quality to service on the Board.

1.3 Type of Awards Available Under the Plan. The Plan permits Awards of stock Options, Restricted Stock and Restricted Stock Units (“RSUs”). The type of stock Options permitted under the Plan are nonqualified stock options (“NQSOs”).

1.4 Intended Tax Effects of Awards. The Company intends that Restricted Stock Awards granted under the Plan are subject to taxation under Code Section 83. NQSOs are subject to taxation when the NQSO is exercised. Restricted Stock Units are subject to taxation when the underlying shares of Common Stock are issued to the Participant.

1.5 Effective Date of the Plan. The Plan shall be effective on the date of its approval by the shareholders of the Company at the 2020 annual meeting of shareholders (the “Effective Date”) in accordance with applicable law (including, without limitation, approvals required under Rule 16b-3) and any registration or stock exchange rule. Notwithstanding the above, no Restricted Stock Award shall be granted prior to approval of the Plan by the Company’s shareholders.

1.6 Term. Unless earlier terminated by the Board pursuant to the provisions of Article IX hereof, the Plan shall remain in effect until the tenth (10th) anniversary of the Effective Date; provided, however, that notwithstanding its termination, the Plan shall remain in effect with respect to outstanding Awards as long as any Awards are outstanding.

1.7 Operation, Administration and Definitions. The operation and administration of the Plan are subject to the provisions of this Plan document. Capitalized terms used in the Plan are defined in Article II below or may be defined within the Plan.

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1.8 Legal Compliance. The Plan is intended to comply with (a) Code Section 409A, to the extent any Awards are treated as nonqualified deferred compensation under Code Section 409A, and (b) the exemption of Awards under the provisions of Rule 16b-3.

ARTICLE II

Definitions

The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

2.1 “Affiliate” means an entity that, directly or indirectly, controls, is controlled by, or is under common control with the Company, within the meaning of Rule 12b-2 of the Exchange Act.

2.2 “Award” means any Option, Restricted Stock, or Restricted Stock Unit granted to a Participant under the Plan.

2.3 “Award Agreement” means the written (or electronic) agreement issued by the Company to the Participant that sets forth the terms and provisions of an Award granted under the Plan.

2.4 “Beneficiary” means, with respect to a Participant, the Person(s) to whom the Participant’s Award shall be transferred upon the Participant’s death, determined as set forth in Section 10.1.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means an act or acts by a Person involving personal dishonesty, incompetence, willful misconduct, moral turpitude, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), the use for profit or disclosure to unauthorized Persons of confidential information or trade secrets of the Company or its subsidiaries, the breach of any contract with or material written policy of the Company or its subsidiaries, the unlawful trading in the securities of the Company or of another corporation based on information gained as a result of the performance of services for the Company or its subsidiaries, a felony conviction, or the failure to contest prosecution for a felony, embezzlement, fraud, deceit or civil rights violations, any of which acts negatively impact the Company or any of its subsidiaries or cause the Company or any of its subsidiaries liability or loss, as determined by the Committee in its sole discretion.

2.7 “Change of Control” means the occurrence of any of the following events on or after the Effective Date of this Plan:

(a)

Change in Ownership. A change in the ownership of the Company occurs on the date that any one Person, or more than one Person acting as a group, acquires ownership of stock of the Company that, together with stock held by such Person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company. However, if any one Person or more than one Person acting as a group, is considered to own more than fifty

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percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person or Persons is not considered to cause a change in the ownership of the Company or to cause a change in the effective control of the Company (within the meaning of subsection (b) below). An increase in the percentage of stock owned by any one Person, or Persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property, will be treated as an acquisition of stock for purposes of this Section. This applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction.

(b)

Change in Effective Control. A change in the effective control of the Company occurs on the date that either: (1) any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company; or (2) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. A change in effective control may occur in any transaction in which either of the two corporations involved in the transaction has a Change of Control; or

(c)

Change in Ownership of a Substantial Portion of Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to Code Section 409A, the Company will not be deemed to have undergone a Change of Control unless the Company is deemed to have undergone a “change in ownership,” a “change in effective control,” or a “change in the ownership of a substantial portion of the assets,” within the meaning of Code Section 409A.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code includes any regulations and formal guidance issued thereunder and any reference to any successor provision of the Code.

2.9 “Committee” means the committee appointed by the Board pursuant to Section 3.2 hereof to administer and interpret the Plan in accordance with Article III. The Committee shall (a) consist of two or more individuals each of whom shall be, to the extent required by Rule 16b-3, a “non-employee director” as defined in Rule 16b-3, and (b) satisfy the applicable requirements of any stock exchange or national market system on which the Common Stock may then be listed.

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2.10 “Common Stock” means the common stock of the Company, par value $0.01 per share.

2.11 “Company” means ADTRAN, Inc., a Delaware corporation, and any successor thereto.

2.12 “Director” means an individual who is not an employee of the Company and who is serving as a member of the Board (i.e., a director of the Company), including as a director emeritus providing advisory services to the Board.

2.13 “Disability” means a Participant is unable to engage in any substantial gainful activity by reason of any medically-determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. A Participant shall be considered disabled only if he furnishes such proof of Disability as the Committee may reasonably require from time to time.

2.14 “Effective Date” means the effective date of this Plan, subject to shareholder approval as provided in Section 1.5.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16 “Exercise Price” means the purchase price of the shares of Common Stock underlying an Option.

2.17 “Fair Market Value” of the Common Stock as of a date of determination means the following:

(a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the Exchange Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or NASDAQ National Market System on the business day immediately preceding the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the closing price of a share on the business day immediately preceding the date of determination.

(b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the NASDAQ National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of a share of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of a share of the Common Stock on the most recent date before the date of determination on which trading occurred.

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(c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the NASDAQ National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock in a manner consistent with the requirements of Code Section 409A.

In any event, the determination of Fair Market Value shall be consistent with the requirements of Code Section 409A and, in the case of an ISO, in compliance with Code Section 422. The Committee’s determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

2.18 “Family Member” means a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Participant, any Person sharing the Participant’s household (other than a tenant or employee), a trust in which any one or more of these Persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these Persons (or the Participant) control the management of assets, and any other entity in which one or more of these Persons (or the Participant) own more than fifty percent (50%) of the voting interests.

2.19 “Option” means an option to purchase shares of Common Stock that is granted under Article V hereof and not an incentive stock option within the meaning of Code Section 422.

2.20 “Participant” means a Director who has been selected to receive an Award, or with respect to whom an Award is outstanding, under the Plan.

2.21 “Person” means any individual, organization, corporation, partnership, trust or other entity.

2.22 “Plan” means this ADTRAN, Inc. 2020 Directors Stock Plan.

2.23 “Prior Plans” means the:

(a)	ADTRAN, Inc. 2005 Directors Stock Option Plan (expired on May 17, 2015); and

(b)	ADTRAN, Inc. 2010 Directors Stock Plan (expired on December 31, 2019).

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2.24 “Restricted Stock” means an Award of Common Stock that is subject to such conditions, restrictions and contingencies as the Committee determines and sets forth in the applicable Award Agreement.

2.25 “Restricted Stock Unit” or “RSU” means an Award of a unit representing one share of Common Stock that, upon satisfaction of certain conditions, restrictions and contingencies as the Committee determines and sets forth in the applicable RSU Agreement, shall result in the issuance of one share of Common Stock.

2.26 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as then in effect or any successor provision.

2.27 “Separation from Service” means a termination of service by a Participant with the Company and its Affiliates; provided, that if any Award that is treated as nonqualified deferred compensation (within the meaning of Code Section 409A), or any dividend or dividend credit thereon, is to be paid or distributed upon a Separation from Service, then a Separation from Service shall not occur unless it qualifies as a “separation from service” within the meaning of Code Section 409A. Unless otherwise stated in the applicable Award Agreement, a Participant’s change in position, duties or status (e.g., from director to consultant, director to employee) shall not result in interrupted or terminated service, so long as such Participant continues to provide services to the Company or an Affiliate and a “separation from service” under Code Section 409A is not deemed to have occurred. The determination of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a Separation from Service for purposes of any Award granted under the Plan shall be determined by the Committee and, if applicable, in accordance with Code Section 409A, which determination shall be final and conclusive.

2.28 “Securities Act” means the Securities Act of 1933, as amended.

2.29 “Total Remuneration” means the total annual compensation (including Awards under the Plan) which may be paid to a Director for a given year (running from one annual shareholders’ meeting to the next), as may be modified from time to time, excluding any additional retainer for acting in certain capacities such as committee chair or lead director, and any additional meeting fees.

ARTICLE III

Administration

3.1 General Administration. The Plan shall be administered and interpreted by the Committee (as designated pursuant to Section 3.2). Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Award Agreements by which Awards shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive on all Persons.

3.2 Appointment of Committee. The Board shall appoint the Committee from among its non-employee members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon.

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3.3 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at least annually.

3.4 Powers of Committee. The Committee may make one or more Awards under the Plan. The Committee shall decide which eligible Directors shall receive an Award and when to grant an Award, the type of Award that it shall grant and the number of shares of Common Stock covered by the Award, subject to the terms of the Plan. The Committee shall also decide the terms, conditions, performance criteria, restrictions and other provisions of the Award. The Committee shall act by a majority of its then members, at a meeting of the Committee or by unanimous written consent. The Committee shall keep adequate records concerning the Plan and the Committee’s proceedings and acts in such form and detail as the Committee may decide.

3.5 Delegation by Committee. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or some of its responsibilities and powers to any one or more of its members. The Committee also may delegate some or all of it administrative duties and powers to any employee or officer of the Company or its Affiliates. The Committee hereby delegates to the Company’s Corporate Secretary and the Company’s executive officers the authority to document any and all Awards made by the Committee under the Plan by execution of the appropriate Award Agreements. The Committee may revoke any such allocation or delegation at any time.

3.6 Information to be Furnished to Committee. In order for the Committee to discharge its duties, it may require the Company, its Affiliates, Participants and other Persons entitled to benefits under the Plan to provide it with certain data and information.

3.7 Deferral Arrangement. The Committee may permit or require the deferral of payment of any Award, subject to such rules and procedures as it may establish and in accordance with Code Section 409A. Unless otherwise provided in an Award Agreement, any such deferral will not include provisions for the payment or crediting of interest or dividend equivalents.

3.8 Indemnification. In addition to such other rights of indemnification that apply to them as members of the Board or a committee thereof, the Company shall indemnify the members of the Committee (and any designees of the Committee, as permitted under Section 3.5), to the extent permitted by applicable law, against reasonable expenses (including, without limitation, attorney’s fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award awarded hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Articles of Incorporation or the Bylaws of the Company relating to

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indemnification of the members of the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to such matters as to which it is adjudged in such action, suit or proceeding that such Committee member or members (or their designees) did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company.

ARTICLE IV

Stock; Eligibility and Annual Grants

4.1 Common Stock Subject to Awards. Common Stock subject to Awards and other provisions of the Plan shall consist of the following: (a) authorized but unissued shares of Common Stock; (b) authorized and issued shares of Common Stock held by the Company in its treasury which have been reacquired by the Company; and (c) shares of Common Stock purchased by the Company in the open market.

4.2 Authorized Shares. Subject to adjustment in accordance with the provisions of Section 4.3, the maximum number of shares of Common Stock that may be issued under the Plan for Awards shall equal three hundred seventy three thousand (373,000) shares of Common Stock, adjusted as follows:

(a)

Each Award of stock Options, Restricted Stock or Restricted Stock Units granted under this Plan will reduce the number of authorized shares available under the Plan by one (1) share of Common Stock for each share underlying such Award.

(b)

Shares of Common Stock underlying an Award under this Plan or Prior Plans that is cancelled, terminated, expires without exercise, is forfeited, or lapses, for any reason shall again be available for issuance pursuant to Awards under this Plan.

(c)

Notwithstanding anything to the contrary herein, the following shares shall not again become available for issuance under the Plan: (1) shares of Common Stock withheld by, or otherwise remitted to, the Company as full or partial payment of the Exercise Price to the Company upon exercise of Options granted under the Plan; and (2) shares of Common Stock withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations (if any) upon the lapse of restrictions on Restricted Stock or RSUs or upon the exercise of Stock Options or upon any other payment or issuance under the Plan.

The Committee shall establish appropriate methods for determining the number of shares available for issuance under the Plan and the number of shares that have been actually issued under the Plan at any time. In no event shall fractional shares of Common Stock be issued under the Plan.

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4.3 Effects of Changes in Capitalization.

(a)

Changes to Common Stock. If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date (“Equity Restructuring”), the number and kinds of shares for which Awards may be granted under the Plan and/or the Exercise Price shall be adjusted proportionately and accordingly by the Committee; provided, that any such adjustment shall comply with Code Section 409A, if applicable. In addition, the number and kind of shares of Common Stock for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Participant immediately following such event shall, to the extent practicable, be the same as immediately before such event. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

(b)

Change of Control and Other Corporate Transactions. In the event of a merger, consolidation, reorganization, extraordinary dividend, tender offer for Common Stock, Change of Control or other change in capital structure of the Company that is not an Equity Restructuring under subsection (a) above, the Committee may (but is not required to) make such adjustments with respect to Common Stock that may be issued pursuant to Awards and the number and/or Exercise Price of outstanding Awards and take such other action as it deems necessary or appropriate, including, without limitation, and subject to the requirements of Code Section 409A, if applicable:

(1)

making appropriate provision for the continuation of an Award by substituting on an equitable basis for the shares of Common Stock then subject to such Award either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change of Control or securities of any successor or acquiring entity;

(2)

upon reasonable prior written notice to the Participant, providing that: (i) the Stock Options held by such Participant, to the extent then exercisable, must be exercised within a specified number of days after the date of such notice, at the end of which period the Stock Options shall terminate without payment, and/or (ii) a grant of Restricted Stock and/or RSUs Stock must be accepted (to the extent then subject to acceptance) within a specified number of days after the date of such notice, at the end of which period the offer of the Restricted Stock and/or RSUs shall terminate;

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(3)

terminating an Award, whether vested or unvested, in exchange for a payment equal to (i) for Restricted Stock and RSUs, the Fair Market Value of the shares of Common Stock subject to the Award or (ii) for Stock Options, the excess of the Fair Market Value of the shares of Common Stock subject to the Award over the Exercise Price, as applicable;

(4)	providing that an Award shall become (as applicable) fully vested and exercisable, and any vesting period or restrictions shall lapse, immediately prior to the Change of Control; and/or

(5)

with respect to an Award subject to performance measures, providing that any incomplete performance periods shall end on the date of such Change of Control (or other corporate transaction described in this subsection (b)), and the Committee shall cause the Award to be settled based upon the higher of: (i) the Participant’s actual attainment of performance goals for the performance period through the date of the Change of Control (or other corporate transaction described in this subsection (b)) or (ii) the performance target award.

Notwithstanding anything to the contrary, an Award having an Exercise Price equal to or greater than the Fair Market Value of the consideration to be paid per share of Common Stock in the Change of Control may be canceled without payment of consideration to the applicable Participant.

(c)

Limits on Adjustments. Any issuance by the Company of stock of any class other than the Common Stock, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Award, except as specifically provided otherwise in this Plan. The grant of Awards under the Plan shall not affect in any way the right or authority of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share with no cash payment due therefor. If the Company issues any rights to subscribe for additional shares pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, then each Participant shall be entitled to the same rights on the same basis as holders of outstanding shares with respect to such portion of the Participant’s Award as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights. All adjustments the Committee makes under this Plan shall be final and conclusive.

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4.4 Individuals Eligible for Awards. The individuals eligible to receive Awards hereunder shall be solely those individuals who are Directors and who are not employees of the Company or any of its Affiliates.

4.5 Annual Grants. All Awards granted under this Section shall comply in all respects with the terms and conditions of the Plan.

(a) Initial Grants. Upon initially becoming a Director, an individual shall be automatically entitled to receive an Award with a Fair Market Value (in the case of Options, as such value is determined by the Board in its sole discretion) on the date of grant equal to (i) 50% of the annual grant detailed below in subsection (b) for the calendar year prior to the calendar year in which the individual initially becomes a Director or (ii) such other lesser amount as determined in the discretion of the Board. A Director who has previously served as a Director and who again becomes a Director shall not be entitled to an initial grant pursuant to this subsection (a). Only a Director who has never served as a Director shall be entitled to an initial grant pursuant to this subsection (a). An individual who receives an initial grant hereunder shall also be entitled to receive an annual grant under subsection (b) for the calendar year in which he initially becomes a Director.

(b) Annual Grants. As of December 31 of each calendar year in which an individual is a Director, and provided such individual is a Director on such date, such individual shall be automatically entitled to receive an Award with a Fair Market Value (in the case of Options, as such value is determined by the Board in its sole discretion) on the date of grant equal to (i) 50% of the Director’s Total Remuneration for such calendar year (rounded to the nearest whole share as of such date) or (ii) such other lesser amount as determined in the discretion of the Board; but in no event shall any Award have a Fair Market Value greater than $150,000.

(c) Form of Grants. All Awards shall be in the form of Restricted Stock unless the Board, upon recommendation by the Committee, determines that Awards shall be in the form of Options or Restricted Stock Units. Any determination to grant Awards in a form other than Restricted Stock shall be made, in the case of initial grants under subsection (a), prior to the date the Director becomes entitled to the Award, and, in the case of annual grants under subsection (b), before December 31 for Awards for the calendar year ending that December 31.

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ARTICLE V

Stock Options

5.1 Award Agreement. An Award of an Option shall be evidenced by an Award Agreement that specifies the following terms and any additional terms and conditions determined by the Committee and not inconsistent with the Plan: (a) the name of the Participant; (b) the total number of shares of Common Stock to which the Option pertains; (c) the Exercise Price of the Option; (d) the date as of which the Committee granted the Option; (e) the requirements for the Option to become exercisable, such as continuous service, time-based schedule, period and goals for performance measures to be satisfied, additional consideration, etc.; (f) the expiration date of the Option; and (g) the Beneficiary of the Participant.

5.2 Vesting. Unless a later date is provided in a Participant’s Award Agreement, each Option shall first become exercisable (i.e., vested) with respect to 100% of the shares subject to such Option as of the first anniversary of the date the Option is granted and, prior to said date, the Option shall be unexercisable in its entirety. Notwithstanding the foregoing, all Options granted to a Participant shall become immediately vested and exercisable for 100% of the number of shares subject to the Options upon the Participant’s becoming Disabled or upon his or her death or upon a Change of Control. In addition, the Committee may in its discretion in connection with a Participant’s Separation from Service, accelerate vesting of the Option or permit continued vesting on the vesting schedule set forth in the Participant’s Award Agreement. Other than as provided in the preceding sentences, if a Participant Separates from Service, his or her rights with regard to all non-vested Options shall cease immediately.

5.3 Exercise Price. The Exercise Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted.

5.4 Term of Options. The terms of Options granted under the Plan shall commence on the date of grant and shall expire ten (10) years after the date the Option is granted.

5.5 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (a) 100 shares or (b) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date.

5.6 Method of Exercise. All Options granted hereunder shall be exercised by written (or electronic) notice on a form prescribed by the Committee and directed to the Secretary of the Company at its principal place of business or to such other Person as the Committee may direct. Each notice of exercise shall identify the Option that the Participant is exercising (in whole or in part) and shall be accompanied by payment of the Exercise Price for the number of shares specified in such notice and by any documents required by Section 8.1. The Company shall make delivery of such shares (electronically or in paper form) within a reasonable period of time; provided that, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the Securities Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

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5.7 Medium and Time of Payment. The Participant must pay the full Exercise Price for shares of Common Stock purchased upon the exercise of any Option, and applicable withholding taxes (if any), at the time of such exercise by one of the following forms of payment:

(a) in cash or cash equivalents acceptable to the Company;

(b) delivery (on a form acceptable to the Committee) of an irrevocable direction to a licenses securities broker acceptable to the Company to sell shares of Common Stock and to deliver all or part of the sales proceeds to the Company in payment of the Exercise Price;

(c) delivery of shares of Common Stock already owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) having a Fair Market Value on the date of surrender equal to the aggregate Exercise Price and taxes due;

(d) with the Committee’s approval, having the Company withhold shares of Common Stock that otherwise would be acquired on exercise having a Fair Market Value equal to the aggregate Exercise Price; or

(e) any combination of the above forms or any other form of payment permitted by the Committee.

5.8 Effect of Termination of Service, Disability or Death. Except as provided in subsections (a), (b) or (c) below or where the Committee approves an extension as described at the end of this Section, no Option shall be exercisable following a Participant’s Separation from Service.

(a) Termination of Service. In the event a Participant Separates from Service for any reason other than death or Disability, any Option or unexercised portion thereof granted to him or her shall terminate on and shall not be exercisable after the earliest to occur of the following: (1) the expiration date of the Option; (2) three months after the date the Participant Separates from Service (except as provided in subsection (c)); or (3) the date on which the Company gives notice to such Participant of termination of his or her service as a Director if service is terminated by the Company’s shareholders for Cause (a Participant’s resignation in anticipation of termination of service by the Company or by its shareholders for Cause shall constitute a notice of termination by the Company). Notwithstanding the foregoing, in the event that a Participant Separates from Service for a reason other than death or Disability, Cause or voluntary resignation at any time after a Change of Control, the term of all Options of that Participant shall be extended through the maximum term as described in Section 5.5 above. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of such Separation from Service.

(b) Disability. Upon the Participant’s Separation from Service due to Disability, any Option or unexercised portion thereof granted to him or her which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of the following: (1) the expiration date of such Option; or (2) one year after the date on which such Participant Separates from Service due to Disability (except as provided in subsection (c)). Prior to the earlier of such dates, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Participant Separates from Service due to Disability.

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(c) Death. In the event of the death of the Participant (1) while he or she is a Director, (2) within three months after the date of the Participant’s Separation from Service (for a reason other than Cause) as provided in subsection (a) above, or (3) within one year after the date of the Participant’s Separation from Service due to his or her Disability, any Option or unexercised portion thereof granted to him or her which is otherwise exercisable may be exercised by the Participant’s Beneficiary at any time prior to the expiration of one year from the date of death of such Participant, but in no event later than the date of expiration of the Option. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Participant.

Notwithstanding the foregoing, the Committee may, in its discretion, in connection with a Participant’s Separation from Service, permit an Award to remain exercisable for the full exercise period set forth in the Award Agreement or the maximum term as described in Section 5.5 above, so long as such extension does not violate Code Section 409A or other applicable laws.

5.9 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Participant except by transfer to a Beneficiary upon the death of the Participant, and any purported transfer (other than as excepted above) shall be null and void. After the death of a Participant and upon the death of the Participant’s Beneficiary, an Option shall be transferable only by will or by the laws of descent and distribution. During the lifetime of a Participant, the Option shall be exercisable only by him; provided, however, that in the event the Participant is incapacitated and unable to exercise Options, such Options may be exercised by such Participant’s legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

5.10 Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to shares covered by his or her Option until date of the issuance of the shares to him or her and only after the Exercise Price of such shares is fully paid. Unless specified in Article VII, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

5.11 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

ARTICLE VI

Restricted Stock and Restricted Stock Units

6.1 Award Agreement. When the Committee awards Restricted Stock or Restricted Stock Units under the Plan, it shall prepare (or cause to be prepared) an Award Agreement, effective as of the date of grant, that shall specify the number of Shares subject to the Award, any vesting or other restrictions that apply to the Award, and such other provisions as the Committee may determine, which are not inconsistent with the terms and provisions of the Plan.

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6.2 Vesting. Unless otherwise provided in a Participant’s Award Agreement, each Award of Restricted Stock or Restricted Stock Units shall become vested (i.e., all restrictions shall lapse) on the first anniversary of the date of grant; provided that if the Participant incurs a Separation from Service, his rights with regard to all non-vested Restricted Stock or Restricted Stock Units shall cease immediately. Notwithstanding the foregoing, Restricted Stock or Restricted Stock Units subject to time-based vesting shall become 100% vested immediately upon the death or Disability of the Participant or upon a Change of Control of the Company. In addition, the Committee may in its discretion in connection with a Participant’s Separation from Service, accelerate vesting of Restricted Stock or Restricted Stock Units or permit continued vesting on the vesting schedule set forth in the Participant’s Award Agreement; provided, however, that any such extension must comply with Code Section 409A and the delay period (as defined in Section 10.13) for specified employees.

6.3 Delivery of Restricted Stock.

(a) Issuance. The Company shall issue the shares of Restricted Stock within a reasonable period of time after approval of the Award Agreement; provided that if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the Securities Act and causing such registration statement to become effective) with respect to such shares before the issuance thereof, then the date of delivery of the shares shall be extended for the period necessary to take such action. As long as any restrictions apply to the Restricted Stock, the shares of Restricted Stock shall be held by the Committee in uncertificated form in a restricted account.

(b) Legend. Unless the certificate representing shares of the Restricted Stock is deposited with a custodian (as described in this Section), each certificate shall bear the following legend (in addition to any other legend required by law):

“The transferability of this certificate and the shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the ADTRAN, Inc. 2020 Director Stock Plan and an Award Agreement dated __________, ____, between ________________ and ADTRAN, Inc. The Plan and the Award Agreement are on file in the office of the Corporate Secretary of ADTRAN, Inc.”

Such legend shall be removed or canceled from any certificate evidencing shares of Restricted Stock as of the date that such shares become nonforfeitable.

(c) Deposit with Custodian. As an alternative to delivering a stock certificate to the Participant, the Committee may deposit or transfer such shares electronically with a custodian designated by the Committee. The Committee shall cause the custodian to issue a receipt for the shares to the Participant for any Restricted Stock so deposited. The custodian shall hold the shares and deliver the same to the Participant in whose name the Restricted Stock evidenced thereby is registered only after such shares become nonforfeitable.

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6.4 Restrictions on Transfer. No Restricted Stock or Restricted Stock Unit shall be assignable or transferable by the Participant except by transfer to a Beneficiary upon the death of the Participant, and any purported transfer (other than as excepted above) shall be null and void. After the death of a Participant and upon the death of the Participant’s Beneficiary, the Restricted Stock or Restricted Stock Unit (as applicable) shall be transferable only by will or by the laws of descent and distribution.

6.5 Settlement of RSUs. Except as otherwise provided in the Award Agreement and in accordance with Code Section 409A, RSUs shall generally be settled in shares of Common Stock immediately following the date they vest; provided that the Committee may specify in the applicable Award Agreement that settlement shall be in cash or in a combination of Common Stock and cash.

6.6 Shareholder Rights. No shareholder rights shall inure to a Participant who has been awarded Restricted Stock or Restricted Stock Units until the restrictions on the Restricted Stock lapse or actual shares of Common Stock are issued upon settlement of the Restricted Stock Units, as applicable.

6.7 Dividend Credits. Unless otherwise provided in the Participant’s Award Agreement, (a) any cash dividends paid on Common Stock underlying the Participant’s Restricted Stock or Restricted Stock Units during the period of restriction shall be credited to a bookkeeping account which shall be hypothetically invested in whole shares of Common Stock; and (b) upon the lapse of restrictions on the Restricted Stock or Restricted Stock Units, the Company will immediately pay the Participant the accumulated value of the bookkeeping account in the form of whole shares of Common Stock, plus any remaining cash.

ARTICLE VII

Adjustments

7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

(a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Awards under the Plan and in the number and kind of shares granted as part of the annual grants.

(b) The Committee also shall make an appropriate adjustment in the number and kind of shares underlying outstanding Awards, or portions thereof, that remain unexercised or subject to restriction; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Exercise Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Awards shall be the next lower number of shares, rounding all fractions downward.

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(c) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Participant shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Award for which shares have not yet been issued in his or her name on or prior to the record date or which portion is otherwise not included in the determination of shareholders entitled to receive or exercise such rights or warrants.

7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change of Control, and if the agreement memorializing such reorganization so provides, any outstanding Award granted under the Plan shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Award would have been entitled. If such agreement does not so provide: (a) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days’ notice to the Participants to whom such Options have been granted and (b) any or all unvested Awards of Restricted Stock or Restricted Stock Units hereunder shall become immediately fully vested, nonforfeitable and/or payable.

7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Participant written notice of such event at least ten (10) days prior to its effective date, and the rights of all Participants shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

7.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Award, except as specifically provided otherwise in this Article. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.

7.5 No Cashouts or Repricings. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards or Options with an Exercise Price that is less than the Exercise Price of the original Options without stockholder approval.

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ARTICLE VIII

Agreement by Participant and Securities Registration

8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Award shall be granted to any Participant and no Option shall be exercisable by a Participant unless, at the time of grant or exercise, as applicable, such Participant (a) represents and warrants that he or she will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (b) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Participant shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Participant did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Award or by the exercise of an Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and are held by an “affiliate” (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Company. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee be recognized as the owner thereof by the Company.

If the Common Stock is (A) held by a Participant who ceases to be an “affiliate,” as that term is defined in Rule 144 of the Securities Act, or (B) registered under the Securities Act and all applicable state securities laws and regulations as provided in Section 8.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

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8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the Securities Act or any state securities laws or regulations, any shares with respect to which Awards have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to a Participant. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange (as such term is defined by the Exchange Act) or on the NASDAQ National Market System at the time of the removal of restrictions from an Award or exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or the NASDAQ National Market System of the shares of Common Stock to be issued.

ARTICLE IX

Amendment and Termination

9.1 Amendment and Termination By the Board. Subject to Code Section 409A and Section 9.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, to the extent it determines necessary to administer the Plan, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination. No Award Agreement may be amended to reprice or constructively reprice any Award.

9.2 Restrictions on Amendment and Termination. Notwithstanding the provisions of Section 9.1 above, the following restrictions shall apply to the Board’s authority under Section 9.1 above:

(a) Prohibition Against Adverse Effects on Outstanding Awards. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of a Participant who has an outstanding Award without the consent of such Participant. The Committee shall not amend any Award Agreement that it previously has authorized under the Plan that adversely affects the Participant’s rights or benefits under an Award without the written (or electronic) consent of the Participant holding such Award.

(b) Shareholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if such approval is necessary with respect to tax, securities or other applicable laws or the applicable rules or regulations of any stock exchange or the NASDAQ National Market System.

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ARTICLE X

Miscellaneous Provisions

10.1 Beneficiary. Upon a Participant’s death, the Participant’s Beneficiary shall be determined as follows:

(a) Designation of Beneficiary. A Participant’s Beneficiary shall be the Person who is last designated in writing by the Participant as such Participant’s Beneficiary hereunder. A Participant shall designate his or her original Beneficiary in writing (on paper or electronically) on the form provided by the Committee. Any subsequent modification of the Participant’s Beneficiary shall be on the form provided by the Committee. A designation of Beneficiary shall be effective when the properly completed form is received and accepted by the Committee (or its designee), as determined in the Committee’s (or its delegate’s) sole discretion.

(b) No Designated Beneficiary. If no Beneficiary has been validly designated by a Participant, or the Beneficiary designated by the Participant is no longer living or in existence at the time of the Participant’s death, then the Participant’s Beneficiary shall be deemed to be the Participant’s legal spouse under applicable state law, or if none, the Participant’s estate.

(c) Designation of Multiple Beneficiaries. A Participant may, consistent with subsection (a) above, designate more than one Person as a Beneficiary if, for each such Beneficiary, the Participant also designates a percentage of the Participant’s Award to be transferred to such Beneficiary upon the Participant’s death. Unless otherwise specified by the Participant, any designation by the Participant of multiple Beneficiaries shall be interpreted as a designation by the Participant that each such Beneficiary (to the extent such Beneficiary is alive or in existence as of the Participant’s date of death) should be entitled to an equal percentage of the Participant’s Award. Each Beneficiary shall have complete and non-joint rights with respect to the portion of a Participant’s Award to be transferred to such Beneficiary upon the Participant’s death.

(d) Contingent Beneficiaries. A Participant may designate one or more contingent Beneficiaries to receive all or a portion of the Participant’s Award in the event that all of the Participant’s original Beneficiaries should predecease the Participant. In the event that one or more original Beneficiaries predeceases the Participant, then the remaining original Beneficiaries specified above shall be entitled to the share of such deceased Beneficiary in direct proportion to their designated shares.

10.2 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

10.3 Notices. In order for a Participant or other individual to give notice or other communication to the Committee, the notice or other communication shall be in the form specified by the Committee and delivered to the location designated by the Committee in its sole discretion.

10.4 Compliance with Rule 16b-3. This Plan is intended to be in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act.

10.5 Governing Law. The Plan shall be governed by and shall be construed in accordance with the laws of the State of Alabama, without regard to any choice of law principles thereof or of any other jurisdiction.

10.6 Additional Provisions By Committee. The Award Agreements authorized under the Plan may contain such other provisions as the Committee shall deem advisable.

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10.7 Plan Document Controls. In the event of any conflict between the provisions of an Award Agreement and the Plan, the Plan shall control.

10.8 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

10.9 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

10.10 Legal References. Any reference in this Plan to a provision of law which is later revised, modified, finalized or redesignated, shall automatically be considered a reference to such revised, modified, finalized or redesignated provision of law.

10.11 No Rights to Perform Services. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to perform services for the Company or any of its Affiliates.

10.12 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

10.13 Clawback/Recovery. Subject to Section 409A, all Awards granted under the Plan will be subject to clawback, recovery, or recoupment, as determined by the Committee in its sole discretion, including but not limited to a reacquisition right with respect to previously granted Restricted Stock or other cash or property, (a) as provided in the Company’s forfeiture policy implemented by the Company from time to time and applicable to all officers and Directors of the Company on the same terms and conditions, including without limitation, any such policy adopted to comply with the requirements of applicable law or the rules and regulations of any stock exchange applicable to the Company, (b) as is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law, (c) as provided in the applicable Award Agreement, and/or (d) to the extent that the Committee determines that the Participant has been involved in the altering, inflating, and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards, or that the Participant has willfully engaged in any activity injurious to the Company, or the Participant’s Separation from Service with the Company or its Affiliates is for Cause. Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, compliant with Section 409A of the Code. If the Committee determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if a Participant holding an Award that constitutes “deferred

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compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

*****

ADOPTED BY THE BOARD OF DIRECTORS

ON MARCH 6, 2020

EFFECTIVE AS OF [MAY 13, 2020]

ADTRAN, INC. 2020 DIRECTORS INCENTIVE PLAN	Page 23

ADTRAN, INC. 901 EXPLORER BOULEVARD HUNTSVILLE, AL 35806 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/12/2020 for shares held directly and for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/12/2020 for shares held directly and for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC.—COMMON THE COMPANY NAME INC.—CLASS A THE COMPANY NAME INC.—CLASS B THE COMPANY NAME INC.—CLASS C THE COMPANY NAME INC.—CLASS D THE COMPANY NAME INC.—CLASS E THE COMPANY NAME INC.—CLASS F THE COMPANY NAME INC.—401 K CONTROL # â†’ SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1a. Thomas R. Stanton 0 0 0 1b. H. Fenwick Huss 0 0 0 1c. Gregory J. McCray 0 0 0 1d. Balan Nair 0 0 0 1e. Jacqueline H. Rice 0 0 0 1f. Kathryn A. Walker 0 0 0 The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5: For Against Abstain 2. Approve the adoption of the ADTRAN, Inc. 2020 0 0 0 Employee Stock Incentive Plan. For address change/comments, mark here. 0 (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting 0 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. JOB # Signature [PLEASE SIGN WITHIN BOX] Date 2 0 0000000000 For Against Abstain 3. Approve the adoption of the ADTRAN, Inc. 2020 0 0 0 Directors Stock Plan. 4. Non-binding approval of the compensation of 0 0 0 ADTRAN’S named executive officers. 5. Ratify the appointment of 0 0 0 PricewaterhouseCoopers LLP as the independent registered public accounting firm of ADTRAN for the fiscal year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 SHARES CUSIP # SEQUENCE # Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OF ADTRAN, INC. May 13, 2020 Please contact Investor Relations at 256-963-8220 for information on how to attend the meeting and vote in person. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement for the 2020 Annual Meeting of Stockholders, and the 2019 Annual Report are available at www.proxyvote.com ADTRAN, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS The undersigned hereby appoints Thomas R. Stanton and Michael K. Foliano, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock of ADTRAN, Inc. (“ADTRAN”) which the undersigned is entitled to vote at the 2020 Annual Meeting of Stockholders of ADTRAN, to be held at the headquarters of ADTRAN, 901 Explorer Boulevard, Huntsville, Alabama, on the second floor of the East Tower, on Wednesday, May 13, 2020 at 10:30 a.m., local time, and at any and all adjournments thereof, as indicated on the reverse side thereof. This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted “FOR” each director nominee in Proposal 1 and “FOR” each of Proposals 2, 3, 4 and 5. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice to Michael K. Foliano, Corporate Secretary of ADTRAN, by executing and delivering to Mr. Foliano a duly executed proxy card bearing a later date, by subsequently voting by telephone or Internet, or by appearing at the Annual Meeting and voting in person. Address change/comments: R1.0.1.18 _ 2 0000449252 (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side